UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under § 240.14a-12

Avanos Medical, Inc.

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(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

20	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
25

April 24, 2025 9:00 a.m. Eastern Time
Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004

COMPANY OVERVIEW
Avanos Medical, Inc. is a medical technology company focused on delivering clinically superior breakthrough medical device solutions to improve patients’ quality of life. Headquartered in Alpharetta, Georgia, Avanos is committed to addressing some of today’s most important healthcare needs, such as delivering nutrition to patients from the hospital to home and reducing the use of opioids while helping patients move from surgery to recovery. We develop, manufacture and market clinically superior solutions globally.

Our Two Product Portfolios
SPECIALITY NUTRITION SYSTEMS	PAIN MANAGEMENT & RECOVERY

•
Comprised of enteral feeding products focused on improving patient outcomes and increasing patient safety.

•
Avanos has market-leading positions and clinically preferred solutions across its key product offerings, with a strong brand portfolio.

• Comprised of pre-surgical, post-surgical and recovery pain solutions focused on improving patient outcomes and reducing opioid usage. • Avanos is a leader in non-opioid pain therapies.

Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004

MESSAGE FROM OUR INTERIM CEO
March 14, 2025
FELLOW
STOCKHOLDERS,
It is my pleasure to invite you to the 2025 Annual Meeting of Stockholders of Avanos Medical, Inc. (the “Company”). The meeting will be held on Thursday, April 24, 2025, at 9:00 a.m. Eastern Time at the Company’s headquarters, located at 5405 Windward Parkway, Alpharetta, Georgia 30004.
At the Annual Meeting, stockholders will be asked to:
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Elect the five directors named in the proxy statement for a one-year term;

•
Ratify the appointment of the Company’s independent auditors for 2025;

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Approve on an advisory basis the compensation of the Company’s named executive officers;

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Approve an amendment to the Company’s 2021 Long Term Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,250,000 shares; and

•
Take action upon any other business that may properly come before the meeting or any adjournments of the meeting.

These matters are fully described in the accompanying Notice of Annual Meeting and proxy statement.
Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote your shares as soon as possible. You may vote using the included proxy card by completing, signing and dating it, and then returning it by mail. You may also vote your shares online over the internet or by using the telephone by following the instructions set forth on the proxy card. Additional information about voting your shares is included in the proxy statement.
Sincerely,
Michael C. Greiner
Interim Chief Executive Officer

AVANOS MEDICAL, INC.
NOTICE OF 2025 ANNUAL MEETING
OF STOCKHOLDERS
To Be Held on April 24, 2025
WHEN
Thursday, April 24, 2025 9:00 a.m. Eastern Time
WHERE
Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004
RECORD DATE
Stockholders of record at the close of business on February 28, 2025 are entitled to notice of and to vote at the Annual Meeting

Matters to be Voted on at the Annual Meeting
Proposals
1 To elect as directors the five nominees named in the accompanying proxy statement for a one-year term;	4 To approve an amendment to the Company’s 2021 Long Term Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,250,000 shares; and
2 To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2025;	5 To take action upon any other business that may properly come before the meeting or any adjournment of the meeting.
3 To approve on an advisory basis the compensation of the Company’s named executive officers;
Stockholders of record at the close of business on February 28, 2025 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. To attend the Annual Meeting in person, please register by following the instructions on page 13.
Regardless of whether you plan to attend the Annual Meeting, we urge you to vote your shares as soon as possible. You may vote online over the internet, by using the telephone or by signing, dating and returning the enclosed proxy card. You may revoke your proxy and vote your shares at the meeting if you would like to do so.
If you own shares in a brokerage account, your broker cannot vote your shares for Proposals 1, 3, 4 or 5 unless you provide voting instructions to your broker. It is important that you exercise your right as a stockholder and vote on all of the Proposals.

By Order of the Board of Directors.
Mojirade A. James
Senior Vice President, General Counsel
and Secretary
March 14, 2025
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 2025
This proxy statement, along with a proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available at www.proxyvote.com.

PROXY STATEMENT

1	2025 Proxy Statement Summary
10	Information About Our Annual Meeting
10	How We Provide Proxy Materials
10	Who May Vote
11	How To Vote
11	How to Revoke or Change Your Vote
12	Votes Required
12	How Withhold Votes and Abstentions will be Counted
13	Effect of Not Voting
13	Attending the Annual Meeting
13	Costs of Solicitation
14	Corporate Governance
14	Board Leadership Structure
15	Director Independence
15	Board Meetings
15	Board Committees
21	Communicating with Directors
21	Other Corporate Governance Policies and Practices
23	Proposal 1. Election of Directors
23	Process and Criteria for Nominating Directors
25	Governance Committee Review of Attributes of Current Directors
25	Diversity of Directors
25	No Mandatory Retirement Age
26	The Nominees
31	Director Compensation
32	2024 Outside Director Compensation
33	Proposal 2. Ratification of Auditors
34	Accounting Firm Fees
34	Audit Committee Approval of Audit and Non-Audit Services
35	Audit Committee Report
36	Proposal 3. Advisory Vote to Approve Named Executive Officer Compensation
37	Compensation Discussion and Analysis
38	Compensation Executive Summary
41	Executive Compensation Objectives and Policies
42	Executive Compensation Design Philosophy and Guiding Principles
43	Components of Our Executive Compensation Program
44	Setting Annual Compensation
46	Executive Compensation for 2024
53	Benefits and Other Compensation
54	Additional Information About Our Compensation Practices
56	Compensation Committee Report
57	Analysis of Compensation-Related Risks
58	Compensation Tables
58	Summary Compensation Table
60	Grants of Plan-Based Awards
61	Discussion of Summary Compensation and Plan-Based Awards Tables
61	Outstanding Equity Awards as of December 31, 2024
63	Option Exercises and Stock Vested
63	Pension Benefits
63	Nonqualified Deferred Compensation
64	Potential Payments on Termination or Change of Control
69	Pay Versus Performance
74	Ratio of CEO Compensation to Median Employee Compensation
75	PROPOSAL 4. APPROVAL OF AMENDMENT TO OUR 2021 LONG TERM INCENTIVE PLAN
76	Key Data Relating to Outstanding Equity Awards and Shares Available for Issuance
76	Data Relating to Historical Equity Grants
77	Purpose of the Proposed
77	Summary of the 2021 Plan
79	Federal Income Tax
82	Other Information
82	Security Ownership Information
84	Transactions with Related Persons
84	Stockholders Sharing the Same Household
84	2026 Stockholder Proposals
85	Stockholder Nominations for Board of Directors
86	Annual Meeting Advance Notice Requirements
86	Annual Report
87	Other Matters to be Presented at the Meeting
A-1	Appendix A — Reconciliations of Non-GAAP Financial Measures
B-1	Appendix B — Calculation of Return on Invested Capital
C-1	APPENDIX C — Avanos Medical, Inc. Long term incentive plan

2025 PROXY STATEMENT SUMMARY
This summary represents only selected information. You should review the entire proxy statement before voting. Except where the context otherwise requires, all references herein to “we,” “us,” “our,” “Avanos” or the “Company” refer collectively to Avanos Medical, Inc., a Delaware corporation, and its consolidated subsidiaries.
Avanos Medical, Inc. 2025 Annual Meeting of Stockholders
WHEN
Thursday, April 24, 2025 9:00 a.m. Eastern Time
WHERE
Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004
RECORD DATE
Stockholders of record at the close of business on February 28, 2025 are entitled to notice of and to vote at the meeting

MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Proposal	Description	Board Recommendation	See page
1. Election of Directors	Election of Gary D. Blackford, Dr. Lisa Egbuonu-Davis, Indrani L. Franchini, Patrick J. O’Leary and Dr. Julie Shimer to serve a one-year term expiring at the 2026 Annual Meeting of Stockholders	FOR all five nominees	23
2. Ratification of Appointment of Auditors	Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2025	FOR	33
3. Say-on-Pay	Stockholder advisory vote on the compensation of our named executive officers	FOR	36
4. Amendment of 2021 Long Term Incentive Plan	Approval of an amendment to the Company’s 2021 Long Term Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,250,000 shares	FOR	75
5. Other Matters	Action upon any other business that may properly come before the meeting or any adjournments of the meeting	FOR
This proxy statement and the proxy card are first being given to stockholders on March 14, 2025.
2025 Notice and Proxy Statement▲1

2025 PROXY STATEMENT SUMMARY
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▲ PROPOSAL 1. ELECTION OF DIRECTORS

Summary information about the five nominees for director is set out below.
Our Board of Directors (the “Board”) unanimously recommends that stockholders vote FOR the election of each of these nominees.

Name and Experience	Committee Roles	Independent	Experience Highlights
Gary D. Blackford Chairman of the Board	• Governance Committee (Chair)
•
Executive leadership as chief executive officer

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Financial literacy and experience in finance

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Knowledge of, and experience in, the healthcare industry

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International experience

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Governance and public company board experience

• Former Chairman and CEO, Universal Hospital Services
Dr. Lisa Egbuonu-Davis	• Compliance Committee (Chair) • Governance Committee
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Knowledge of, and experience in, the healthcare industry

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Strategic and operational expertise in the medical and public health sector

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Medical product development, research and commercialization experience

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Governance and public company board experience

• Former Vice President, Medical Innovations, DH Diagnostics, a division of Danaher Corporation
Indrani L. Franchini	• Audit Committee • Compliance Committee
•
Executive leadership as chief legal officer and chief compliance officer

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Knowledge of, and experience in, the healthcare industry

•
Financial literacy and experience in finance

•
Public company governance and compliance experience

• Former Executive Vice President and Chief Legal Officer of Alnylam Pharmaceuticals, Inc.
Patrick J. O’Leary	• Audit Committee (Chair) • Compensation Committee		• Executive leadership as chief financial officer • Financial literacy and experience in finance • International experience • Governance and public company board experience
• Former Executive Vice President and CFO, SPX Technologies, Inc.
Dr. Julie Shimer	• Compensation Committee (Chair) • Audit Committee
•
Executive leadership as chief executive officer

•
Financial literacy and expertise

•
Knowledge of, and experience in, the healthcare industry

•
International experience

•
Governance and public company board experience

• Former CEO and director, Welch Allyn, Inc.
2▲2025 Notice and Proxy Statement

2025 PROXY STATEMENT SUMMARY
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▲ PROPOSAL 2. RATIFICATION OF APPOINTMENT OF AUDITORS

For 2025, the Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm to audit our financial statements. The Audit Committee and the Board believe that the continued retention of Deloitte to serve as our independent auditors is in the best interests of the Company and its stockholders.
The Board of Directors unanimously recommends voting FOR the ratification of the appointment of Deloitte as our independent auditors for 2025.

▲ PROPOSAL 3. SAY-ON-PAY

In recent years, Avanos management has engaged with our stockholders, listened to constructive feedback and, in consultation with our Compensation Committee’s independent compensation consultant, made changes to our executive compensation program. We believe those changes resulted in a compensation program in 2024, including as applied to our named executive officers, that appropriately incentivizes management, reflects the objective of pay-for-performance, and aligns with our overall business strategy, values and management initiatives. The Compensation Committee believes that the Company’s executive compensation program is also aligned with stockholder interests.
The Board of Directors unanimously recommends a vote FOR approval on an advisory basis of the compensation paid to our named executive officers.

▲ PROPOSAL 4. AMENDMENT OF 2021 LONG TERM INCENTIVE PLAN

This proposal asks stockholders to approve an amendment to the Avanos Medical, Inc. 2021 Long Term Incentive Plan, as amended (the “2021 Plan”), to increase the number of shares of common stock reserved for issuance thereunder by 2,250,000 shares. Our Compensation Committee believes the number of shares currently available for future awards under the 2021 Plan will not be sufficient to make the grants needed over the next few years to provide adequate long-term equity incentives to our key employees, consultants and advisors. Considering our historical grant practices, we believe we have been judicious in our share usage under the 2021 Plan and the Company’s prior equity incentive plan, and mindful of potential stockholder dilution. Approval of the proposed amendment will enable the Company to continue to make equity compensation grants that serve as incentives to recruit and retain key employees and to continue aligning the interests of the Company’s employees and its stockholders.
Based on the number of additional shares requested to be reserved under the 2021 Plan and on our anticipated future grant cycles, we expect that the number of shares reserved for issuance will be sufficient to cover future equity incentive awards for approximately two years.
The Board of Directors unanimously recommends a vote FOR approval of the proposal to amend the 2021 Plan.

2025 Notice and Proxy Statement▲3

2025 PROXY STATEMENT SUMMARY
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HOW TO VOTE
Shareholders of Record		Beneficial Owners
Have your proxy card in hand and follow the instructions.
If you are a beneficial owner and your shares are held in “street name” by a bank, broker or other nominee, you should follow the instructions provided to you by that firm.
Although most banks and brokers now offer voting by mail, telephone and internet, availability and specific procedures will depend on their voting arrangements.

BY TELEPHONE	Dial toll-free, 24/7 1-800-690-6903
BY INTERNET	Visit, 24/7 www.proxyvote.com
BY MAIL	Complete, date and sign your proxy card and send by mail in the enclosed postage-paid envelope
IN PERSON	Attend the Annual Meeting and cast your ballot
The deadline to vote by phone or electronically is 11:59 p.m. Eastern Time on April 23, 2025. If you vote by phone or internet, you do not need to return a proxy card.
4▲2025 Notice and Proxy Statement

2025 PROXY STATEMENT SUMMARY
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BOARD OF DIRECTORS OVERVIEW
Set out below is summary information about our Board and its Committees.
A vacancy currently exists on the Board as a result of the retirement of Joseph F. Woody as our CEO and as a member of the Board on October 28, 2024. The Board intends to fill such vacancy as promptly as practicable and has commenced a process to identify the new Board member.
Director and Principal Occupation	Age	Director Since	Independent	Audit	Compensation	Compliance	Governance
Gary D. Blackford Former Chairman and CEO, Universal Hospital Services	67	2014
Dr. Lisa Egbuonu-Davis Former Vice President, Medical Innovations, DH Diagnostics, a division of Danaher Corporation	67	2023
Indrani L. Franchini Former Executive Vice President and Chief Legal Officer of Alnylam Pharmaceuticals, Inc.	53	2024
Patrick J. O’Leary Former Executive Vice President and CFO, SPX Technologies, Inc.	67	2014
Julie Shimer, Ph.D. Former CEO, Welch Allyn, Inc.	72	2014
Number of meetings in 2024			Board — 17	4*	4	6*	3
Chairman of the Board	Committee Chair	Committee Member	Audit Committee financial expert

*
Includes two joint meetings of the Audit and Compliance Committees.

2025 Notice and Proxy Statement▲5

2025 PROXY STATEMENT SUMMARY
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Corporate Governance Highlights
We believe there is a direct connection between good sustainability and governance practices and sustained business success, and we believe it is important to uphold sound sustainability and governance practices.
Corporate Citizenship
Being a good corporate citizen means that our care extends beyond the patients who benefit from our products. Our culture is based on a commitment to operating ethically and responsibly and to complying with all applicable laws and regulations around the world. We partner with suppliers that mirror our integrity by offering quality products, while also focusing on operating safely and sustainably.
Our commitment to corporate citizenship is reflected in our strong stand on opioid abuse — an epidemic with far-reaching societal effects. Avanos is committed to helping reduce and eliminate opioid abuse by offering alternate methods of pain relief. We believe that by living our values and working collaboratively, we will achieve our vision of being the best at getting patients back to the things that matter.
Our Compliance Committee oversees the Company’s sustainability and governance and corporate citizenship policies, programs and initiatives, as well as related risks. Highlights of our commitment to sustainability and governance are described below.
Sustainability. Striving for clean air, clean water and a healthy environment is fundamental to the way we manufacture our products. We closely track and report metrics related to waste management, emissions, energy usage and regulatory activity in all our facilities and buildings.
Our key sustainability priorities are focused on: (i) reducing waste, including through recycling and minimizing scrap in our production processes; (ii) tracking and managing Scope 1 (direct) and Scope 2 (indirect) greenhouse gas (GHG) emissions from electricity and other energy generated offsite or purchased by Avanos; and (iii) measuring and managing water usage for our manufacturing and general business operations.
As a result of our monitoring efforts, in 2024 our Scope 1 GHG emissions declined by 18%, our total GHG emissions (Scope 1 and Scope 2) were reduced by 2%, our electricity consumption was reduced by 4% and total waste output declined by 1%. Although water is not utilized in many Avanos processes, we track the water that is used to its discharge destination. Where we use processed water at our facilities, effluent water is returned in accordance with applicable guidelines.
Our product packaging helps ensure the quality and safe delivery of our products to customers around the world. In designing product packaging, we seek to optimize patient safety and customer ease of use, while also meeting environmental, sterilization and supply chain needs. We incorporate sustainable packaging considerations early in the product design process to balance environmental concerns with the need to protect product quality and transport products efficiently and economically.
Social. The Avanos Code of Conduct provides guidance for dealing with our customers, suppliers, employees, competitors and the public with integrity and in an ethical and appropriate manner.
We respect international social compliance principles aimed at promoting and protecting human rights. We integrate human rights into our direct and contracted operations. These values are formalized in the Avanos Human Rights in Employment Policy and Instructions, which aligns with the goals of several international standards, including the International Labor Organization’s Declaration on Fundamental Principles and Rights at Work.
Avanos also promotes human rights in its supply chain through its Supplier Social Compliance Standards, which are designed to identify, prevent, mitigate and account for human rights violations, with a focus on countries at high risk for human rights abuses. We strive to do business with suppliers that share our values of quality, service and fair dealing, and our commitment to being a responsible corporate citizen. In selecting new suppliers, Avanos uses a multi-level due diligence process that involved surveys, reviews of supplier policies and procedures, and background/reference checks.

6▲2025 Notice and Proxy Statement

2025 PROXY STATEMENT SUMMARY
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Corporate Governance. We believe that good corporate governance is integral to achieving long-term value for all of our stakeholders. The governance best practices we follow are summarized in the table below.

Separate Chairman and CEO roles	Board is diverse in age, gender, skills and experience
All 5 non-employee directors are independent, including all members of our Audit, Compensation, Governance and Compliance Committees	Three of our directors are women, one who is African American and one who is multi-ethnic.
Board has responsibility for risk oversight	Active stockholder engagement
Independent directors regularly meet without management present	Periodic review of long-term management development and succession plans
Inclusion. Avanos’ commitment to a fair and inclusive workplace supports the Company’s goal of achieving success as we continue to grow our business and develop our workforce. We continue to elevate inclusiveness as a central element of our mission to deliver breakthrough medical device solutions to improve quality of life through an inclusive workforce that rewards all employees equally based on their merit and skills. We believe this change will help us become a stronger and more innovative company by further enhancing our:
•
Cultural Transformation. With a focus on inclusion, we believe we are better positioned to foster a culture where no employee is excluded based on race, age, gender, religion or any other characteristic, and every employee feels valued, respected and empowered to contribute their best.

•
Talent Attraction and Retention. By integrating a focus on inclusion into HR, we send a strong message to both employees and potential hires that Avanos is committed to providing an inclusive workplace where different perspectives, backgrounds, talents and experiences are not just welcomed but celebrated.

•
Ability to Drive a Positive Impact. Incorporating a focus on inclusion into the HR function enables us to guide our managers more effectively toward change and equip them with the training and educational resources they need to drive a positive impact within their teams and across the organization.

Set out below are key 2024 statistics for Avanos, reflecting our commitment to respecting all employees and rewarding them based on their merit and skills.

2 of 5
executive officers are ethnically diverse, including 1 woman
27%
of global director level and above employees are women
50%
of global salaried employees are women
31%
of U.S. salaried employees are ethnically diverse

Health and Safety. Avanos takes its commitment to the ongoing health and safety of its employees seriously. In addition to offering a comprehensive health and benefits package (including medical, dental and vision care; flexible spending accounts for health care; life, accidental death and disability insurance; and paid time off), we sponsor a variety of wellness initiatives, including an Employee Assistance Program, health assessments, and Company-sponsored challenges that foster healthy habits. In addition, employees at our administrative offices generally follow a hybrid model that combines working in the office and working from home.
We are committed to protecting our employees everywhere we operate. We identify potential risks associated with workplace activities to develop measures to mitigate possible hazards. In addition, we support employees with safety training and put specific programs in place for those working in potentially hazardous environments. In 2024, our OSHA recordable incident rate was 0.07 per 100 employees.

2025 Notice and Proxy Statement▲7

2025 PROXY STATEMENT SUMMARY
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Employee Engagement and Retention.
We believe that employees who are engaged in their roles, treated as partners in the business and recognized for their efforts are more satisfied and productive. We foster employee engagement through an employee recognition program and ongoing, two-way communications, including videos and podcasts, that allow employees to engage with and hear directly from members of the executive team. In addition, we support our employees’ development through our Education Assistance Policy, which enables employees to receive tuition reimbursement for qualifying coursework.
We have implemented a multi-tiered employee retention strategy, the key elements of which include: (i) enhanced compensation and rewards for key employees, expanded benefits and more flexible work arrangements; (ii) fostering greater employee engagement through initiatives such as peer-to-peer coaching, internal promotions, a leadership development program and increased executive outreach; and (iii) recognizing employees for their efforts through a variety of awards, spotlights and appreciation events.

Executive Compensation Highlights
Pay-for-performance is a key objective of our compensation program. Consistent with that objective, performance-based compensation constituted a significant portion of our named executive officers’ total target direct annual compensation for 2024. To further align the financial interests of our executives with those of our stockholders, a majority of our executives’ total target direct annual compensation for 2024 was performance-based.

*
Percentage of 2024 target equity grant value.

(1)
In 2024, Michael C. Greiner and Joseph F. Woody served as the Company’s CEO. The target total direct annual compensation of the CEO for 2024 was calculated using the target direct annual compensation for each of Mr. Greiner and Mr. Woody for the time he served as CEO and combining those figures.

(2)
In 2024, Warren J. Machan and Michael C. Greiner served as the Company’s Chief Financial Officer (CFO). The target total direct annual compensation of the CFO for 2024 was calculated using the target direct annual compensation for each of Mr. Machan and Mr. Greiner for the time he served as CFO and combining those figures.

8▲2025 Notice and Proxy Statement

2025 PROXY STATEMENT SUMMARY
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COMPENSATION PRACTICES AND POLICIES
The design principles for our executive compensation program are intended to protect and promote the interests of our stockholders.
WHAT WE DO
Pay for performance
Cap short-term and long-term incentive payments at reasonable levels
Utilize an independent compensation consultant retained by the Compensation Committee
Require that change of control programs contain a double-trigger severance requirement
Require the Company to clawback incentive-based compensation erroneously paid to our executive officers in the event of an accounting restatement
Perform an annual compensation risk assessment
Maintain stock ownership guidelines
WHAT WE DON’T DO
No employment contracts
No excise tax gross-up on change of control payments
No repricing of underwater options without stockholder approval
No payment of dividends on unearned long-term incentives
No executive officer hedging or pledging transactions involving Company stock
No excessive perquisites provided to executives

2025 Notice and Proxy Statement▲9

INFORMATION ABOUT THE ANNUAL MEETING
On behalf of the Board of Directors of Avanos Medical, Inc., we are soliciting your proxy for the 2025 Annual Meeting of Stockholders.
WHEN
Thursday, April 24, 2025 9:00 a.m. Eastern Time
WHERE
Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004
RECORD DATE
Stockholders of record at the close of business on February 28, 2025 are entitled to notice of and to vote at the Annual Meeting

At the Annual Meeting, the stockholders will vote on the following matters:
Proposals
1 To elect as directors the five nominees named in this proxy statement for a one-year term;	4 To approve an amendment to the Company’s 2021 Long Term Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,250,000 shares; and
2 To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2025;	5 To take action upon any other business that may properly come before the meeting or any adjournment of the meeting.
3 To approve on an advisory basis the compensation of our named executive officers;
Our Board of Directors recommends that you vote your shares FOR the nominees in Proposal 1 and FOR each of Proposals 2, 3, 4 and 5.
How We Provide Proxy Materials
We began providing our proxy statement and form of proxy to stockholders on March 14, 2025.
As permitted by rules of the Securities and Exchange Commission (“SEC”), we are making this proxy statement and our 2024 Annual Report available to many of our stockholders via the internet rather than by mail. This reduces printing and delivery costs and supports our sustainability efforts. You may have received in the mail a “Notice of Electronic Availability” explaining how to access this proxy statement and our 2024 Annual Report on the internet and how to vote online. If you received this Notice but would like to receive a paper copy of the proxy materials, you should follow the instructions contained in the Notice for requesting these materials.

Who May Vote
If you were a stockholder of record at the close of business on February 28, 2025, you are eligible to vote at the Annual Meeting. Each share of our common stock that you own entitles you to one vote. Shares may not be voted cumulatively.
As of the record date, 46,003,150 shares of common stock were outstanding.
If your shares are held by a bank or brokerage firm, you are considered a “beneficial owner” of the shares held in “street name.” If your shares are held in street name, your bank or brokerage firm (the record holder of your shares) forwarded to you these proxy materials, along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required

10▲2025 Notice and Proxy Statement

INFORMATION ABOUT THE ANNUAL MEETING
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to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” matters but it will not be permitted to vote your shares with respect to “non-routine” matters. In the case of non-routine matters, your shares will be considered “broker non-votes” on those proposals.

How to Vote
If you are the record holder of your shares as of the record date, you may vote by using the telephone or internet, by completing and returning the enclosed proxy card by mail, or by voting at the Annual Meeting.
To vote by telephone or internet, see the instructions on the proxy card and have the proxy card available when you place your telephone call or access the internet website. To vote your proxy by mail, mark your vote on the proxy card, then follow the instructions on the card to return it by postage-prepaid mail.
If your shares are held in street name, please follow the instructions on the voting instruction card to vote your shares.
If you are the record holder of your shares and you attend the Annual Meeting, you may vote at that time. Beneficial owners of shares held in street name who wish to vote at the Annual Meeting will need to obtain a power of attorney or proxy from their record holder to do so.
If you return a completed and properly signed proxy card prior to the meeting, or if you vote by telephone or internet prior to the meeting, the persons named as proxies on the proxy card will vote your shares according to your directions. The voting results will be certified by independent Inspectors of Election.
If you are a stockholder of record and you sign and return your proxy card, or if you vote by using the telephone or internet, but you do not specify how you want to vote your shares, the persons named as proxies on the proxy card will vote your shares as follows:
•
FOR the election of the five directors named in this proxy statement;

•
FOR ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditors for 2025;

•
FOR approval on an advisory basis of the compensation of our named executive officers; and

•
FOR approval of the proposal to amend the 2021 Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,250,000 shares.

If any other matters are properly presented at the Annual Meeting for consideration, the persons named as proxies on the proxy card will vote as recommended by the Board of Directors or, if no recommendation is given, in their discretion.

How to Revoke or Change Your Vote
If you are a stockholder of record, there are several ways to revoke or change your vote:
•
Mail a revised proxy card or a written notice of revocation with a later date to the Corporate Secretary of the Company. The revised proxy card or notice of revocation must be received by close of business on April 23, 2025. Use the following address:

Avanos Medical, Inc. Attn: Corporate Secretary 5405 Windward Parkway Suite 100 South Alpharetta, GA 30004
•
Use the telephonic voting procedures or internet voting website. The revocation or change must be completed by 11:59 p.m. Eastern Time on April 23, 2025.

•
Attend the Annual Meeting and vote. Please note that attendance at the Annual Meeting will not revoke a proxy if you do not actually vote at the meeting.

If you hold your shares in street name, the above options for changing your vote or revoking your instructions do not apply and you must follow the instructions received from your bank or broker to change your vote or revoke your proxy.

2025 Notice and Proxy Statement▲11

INFORMATION ABOUT THE ANNUAL MEETING
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Votes Required
There must be a quorum to conduct business at the Annual Meeting, which is established by having a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting. If you vote, your shares will be included in the number of shares to establish the quorum. Abstentions (or “Withhold” votes for the election of directors) or proxy cards returned without voting instructions and broker non-votes will be counted as present for the purpose of determining whether the quorum requirement is satisfied.

Proposal	Voting Policy
1 Election of directors	Plurality plus
2 Ratification of appointment of auditors	Affirmative vote of a majority of the shares present and entitled to vote
3 Say-on-Pay	Affirmative vote of a majority of the shares present and entitled to vote
4 Amendment of 2021 Plan	Affirmative vote of a majority of the shares present and entitled to vote
ELECTION OF DIRECTORS
The Company has a “plurality-plus” voting policy for directors in uncontested elections. Under our “plurality-plus” voting policy, a plurality of the votes cast in person or by proxy is required for the election of directors. This means that the five director nominees receiving the greatest number of  “For” votes will be elected. If, however, any nominee for director receives a greater number of votes “withheld” than votes “for” such nominee in an uncontested election, he or she will promptly tender his or her resignation. The Governance Committee, without the participation of the director who tendered his or her resignation, will then take action to accept or reject the director’s resignation and submit its recommendation to the full Board of Directors. The full Board of Directors, without the participation of the director who tendered his or her resignation, will accept or reject the resignation within 90 days of the certification of the election results and, if it chooses not to accept the resignation, will promptly disclose its decision in a Current Report on Form 8-K or other filing with the SEC. Further details about our “plurality plus” policy are included in our Corporate Governance Policies, which are available in the Investors section of our website at www.avanos.com.

OTHER PROPOSAL OR MATTERS
Approval of other matters at the Annual Meeting requires the affirmative vote of a majority of shares that are present at the Annual Meeting (in person or by proxy) and entitled to vote on the proposal.
If you are a stockholder of record and you do not sign and return a proxy card or vote by telephone or over the internet, your shares will not count toward the quorum requirement and will not affect the outcome of any proposal at the Annual Meeting.

How Withhold Votes and Abstentions Will Be Counted
ELECTION OF DIRECTORS
“Withhold” votes for the election of directors will be counted for the purpose of determining the presence of a quorum and the number of votes cast and, in effect, as votes “against” a nominee.

12▲2025 Notice and Proxy Statement

INFORMATION ABOUT THE ANNUAL MEETING
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OTHER PROPOSALS
Abstentions will be counted:
•
In determining the presence of a quorum;

•
In determining the total number of shares present and entitled to vote on a proposal; and

•
As votes against a proposal.

Effect of Not Voting
STOCKHOLDERS OF RECORD
If you are a stockholder of record and you do not sign and return a proxy card or vote by telephone or over the internet, your shares will not count toward the quorum requirement and will not affect the outcome of any proposal at the Annual Meeting.

SHARES HELD IN “STREET NAME”
If your shares are held in street name and you do not instruct the broker on how to vote your shares, your broker may choose to leave your shares un-voted or to vote your shares on routine matters. “Proposal 2 — Ratification of Auditors” is the only routine matter on the agenda at the Annual Meeting. Without instructions from you on how to vote your shares, your broker cannot vote your shares on non-routine matters, including Proposals 1, 3 and 4, resulting in what are known as “broker non-votes.” Broker non-votes will not be considered entitled to vote on non-routine matters and will also not be counted for the purpose of determining the number of votes cast on these proposals. As a result, they will have no effect on the outcome of non-routine matters.

Attending the Annual Meeting
If you are a stockholder of record, you or your duly appointed representative may attend the Annual Meeting. Returning your proxy card will not affect your right to attend the Annual Meeting and to vote. If you do plan to attend, we ask that you inform us by e-mail, by telephone, or by checking the appropriate box on your proxy form.
If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership to attend the Annual Meeting, such as your account statement reflecting your ownership as of the Record Date, a copy of the voting instruction provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.
To register to attend the Annual Meeting, or if you have questions about the Annual Meeting, please contact Stockholder Services as follows:
BY PHONE	470-448-5000
BY E-MAIL	stockholderservices@avanos.com

Costs of Solicitation
The Company will bear all costs of this proxy solicitation, including the cost of preparing, printing and delivering materials, and the out-of-pocket expenses of brokers, fiduciaries and other nominees who forward proxy materials to stockholders. In addition to mail and electronic means, our employees may solicit proxies by telephone or otherwise. Our employees will not receive additional compensation for such solicitations. We have retained D. F. King & Co., Inc., to aid in the solicitation at a cost of approximately $13,125 plus reimbursement of out-of-pocket expenses.

2025 Notice and Proxy Statement▲13

CORPORATE GOVERNANCE
Our governance structure and processes are based on a number of important governance documents, including our Code of Conduct, Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), Bylaws, Corporate Governance Policies and our Board Committee Charters. These documents, which are available in the Investors section of our website at www.avanos.com, guide the Board and our management in the execution of their responsibilities.
The Company believes there is a direct connection between good corporate governance and long-term, sustained business success, and we believe it is important to uphold sound governance practices. As such, the Board reviews its governance practices and documents on an ongoing basis, and it monitors and considers changing regulatory requirements, governance trends and issues raised by our stockholders. After careful evaluation, we may periodically make governance changes in view of these matters to maintain current good governance practices and promote stockholder value.
We believe we are in compliance with all applicable corporate governance requirements of the New York Stock Exchange (“NYSE”), the SEC, the Sarbanes-Oxley Act of 2002 and the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 that are effective as of the date of this proxy statement.

Board Leadership Structure

Gary D. Blackford has served as the Chairman of the Board (“Chairman”) since April 2020 and as a member of the Board since October 2014. It is the Board’s view that having separate Chairman and CEO roles promotes candid discourse and responsible corporate governance.

The Board, however, retains the discretion to combine the Chairman and CEO roles and appoint an independent lead director at any time if it deems that to be in the best interests of our Company and stockholders.

Consistent with this leadership structure, at least once each quarter our Chairman, who is an independent director, chairs executive sessions of our non-management directors. Members of the Company’s senior management team do not attend these sessions.
Our Corporate Governance Policies outline the significant roles and responsibilities of the Chairman, which include:
•
Presiding over meetings of the Board and stockholders and providing perspective to the CEO regarding discussions at these meetings;

•
Chairing executive sessions at which non-management directors meet outside management’s presence, and providing feedback from such sessions to the CEO;

•
Coordinating the activities of the independent directors and serving as a liaison between the independent directors, as a group, and the CEO;

•
Approving agendas and schedules for Board meetings;

•
Reviewing, approving and revising materials for distribution to the Board, in connection with Board meetings or otherwise, as appropriate;

•
Leading (with the Chair of the Governance Committee) the annual Board evaluation;

•
Leading (with the Chair of the Compensation Committee) the Board’s review and discussion of the CEO’s performance and compensation;

•
Providing feedback to individual directors following their periodic evaluations;

•
Acting as a direct conduit to the Board for stockholders, employees and others according to the Board’s policies; and

•
Assuming such other responsibilities that the Board may designate from time to time.

14▲2025 Notice and Proxy Statement

CORPORATE GOVERNANCE
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Director Independence
We believe our independent board helps ensure good corporate governance and strong internal controls.
Our Corporate Governance Policies provide independence standards consistent with the rules and regulations of the SEC and the listing standards of the NYSE. Our independence standards can be found in Section 17 of our
Corporate Governance Policies, available in the Investors section of our website at www.avanos.com.
The Governance Committee of the Board has determined that each director nominee is independent and meets the independence standards in our Corporate Governance Policies.

Board Meetings
17
Board meetings held in 2024
100%
of our incumbent directors attended more than 75% of Board and applicable committee meetings
100%
attendance at the 2024 Annual Meeting of Stockholders by our incumbent directors

The Board of Directors met 17 times in 2024. All of our incumbent directors attended in excess of 75 percent of the total number of meetings of the Board and the committees on which they served during 2024.
Although we do not have a formal policy with respect to director attendance at annual meetings, all our incumbent directors attended the 2024 Annual Meeting, and we expect that all the nominated directors will be in attendance at the 2025 Annual Meeting.

Board Committees
In 2024, the standing Committees of the Board consisted of the:
•
Audit Committee;

•
Compensation Committee;

•
Compliance Committee; and

•
Governance Committee.

In compliance with applicable NYSE corporate governance listing standards, the Board has adopted charters for all the Committees.
Our Committee charters are available in the Investors section of our website at www.avanos.com.
As set forth in our Corporate Governance Policies and in the charter of each individual Committee, the Board’s Committees all have the authority to retain independent advisors and consultants, with all costs paid by the Company.
Set out below is information about the membership of the Committees.

2025 Notice and Proxy Statement▲15

CORPORATE GOVERNANCE
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		Committee Memberships
Director	Independent	Audit	Compensation	Compliance	Governance
Gary D. Blackford
Lisa Egbuonu-Davis, MD
Indrani L. Franchini
Patrick J. O’Leary
Julie Shimer, Ph.D.
Committee meetings in 2024		4*	4	6*	3
Chairman of the Board	Committee Chair	Committee Member	Audit Committee financial expert

*
Includes two joint meetings of the Audit and Compliance Committees.

AUDIT COMMITTEE
MEMBERS Patrick J. O’Leary Indrani Franchini Dr. Julie Shimer	Meetings in 2024: 4 (includes 2 joint meetings of the Audit and Compliance Committees) ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Audit Committee’s principal functions, as specified in its charter, include:
•
Overseeing:

–
The quality and integrity of our financial statements;

–
Our compliance programs in coordination with the Compliance Committee;

–
Our hedging strategies and policies;

–
The independence, qualification and performance of our independent auditors; and

–
The performance of our internal auditors.

•
Selecting and engaging our independent auditors, subject to stockholder ratification.

•
Pre-approving all audit and non-audit services that our independent auditor provides.

•
Reviewing the scope of audits and audit findings, including any comments or recommendations of our independent auditors.

•
Establishing policies for our internal audit programs.

•
Overseeing our risk management program and receiving periodic reports from management on risk assessments, the risk management process, and issues related to the risks of managing our business.

•
The Board has determined that: (i) two of the three Audit Committee members are an “audit committee financial expert” under SEC rules and regulations and (ii) all three members of the Audit Committee satisfy the NYSE’s financial literacy requirements and qualify as independent audit committee members under our Corporate Governance Policies and consistent with the NYSE’s listing standards.

•
No member of the Audit Committee serves on the audit committee of more than three public companies. Under our Audit Committee charter and NYSE corporate governance listing standards, if a member were to serve on more than three such committees, the Board would then determine whether this situation impairs the member’s ability to serve effectively on our Audit Committee, and we would post information about this determination on the Investors section of our website at www.avanos.com.

AUDIT COMMITTEE REPORT
•
For additional information about the Audit Committee’s oversight activities with respect to our 2024 financial statements, see “Proposal 2, Ratification of Auditors — Audit Committee Report.”

16▲2025 Notice and Proxy Statement

CORPORATE GOVERNANCE
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COMPENSATION COMMITTEE
MEMBERS Dr. Julie Shimer Patrick J. O’Leary	Meetings in 2024: 4 ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Compensation Committee’s principal functions, as specified in its charter, include:
•
Establishing and administering the policies governing annual compensation and long-term compensation, including time-based restricted share awards, performance-based restricted share awards and stock option awards, such that the policies are designed to align compensation with our overall business strategy and performance;

•
Setting, after an evaluation of his overall performance, the compensation level of the CEO;

•
Determining, in consultation with the CEO, compensation levels and performance targets for our other executive officers;

•
Setting annual targets and certifying awards for corporate performance under our corporate incentive compensation plans; and

•
Advising the Board on outside director compensation.

•
Overseeing:

–
Leadership development for senior management and future senior management candidates;

–
A periodic review of our long-term and emergency succession planning for the CEO and other key officer positions, in conjunction with our Board;

–
Our commitment to a fair and inclusive workplace; and

–
Key organizational effectiveness and engagement policies.

•
Reviewing:

–
Key human resource policies and practices related to workplace environment and culture, organizational engagement and employee recruitment and retention; and

–
Our compensation policies and practices for the purpose of mitigating risks arising from these policies and practices that could reasonably have a material adverse effect on the Company.

ROLES OF THE COMMITTEE AND CEO IN
COMPENSATION DECISIONS
Each year, the Compensation Committee reviews and approves the compensation of our named executive officers, including our CEO, and certain other officers (collectively, the “Covered Officers”). With respect to officers other than the Covered Officers, our CEO has the authority to establish compensation programs and, subject to certain limits, to approve equity grants. However, only the Compensation Committee may make equity grants to our executive officers.
Our CEO makes a recommendation to the Compensation Committee each year on the appropriate target annual compensation for each of the Covered Officers (other than himself). The Compensation Committee makes the final determination of the target annual compensation for each Covered Officer. While our CEO typically attends Compensation Committee meetings, none of the other executive officers is present during the portion of the Compensation Committee meetings when their compensation is set. In addition, our CEO is not present during the portion of any Compensation Committee meeting when his compensation is set.
For additional information on the Compensation Committee’s processes and procedures for determining executive compensation, and for a detailed discussion of our compensation policies, see “Compensation Discussion and Analysis.”

2025 Notice and Proxy Statement▲17

CORPORATE GOVERNANCE
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USE OF COMPENSATION CONSULTANTS
The Compensation Committee’s charter authorizes the Committee to retain advisors, including compensation consultants, to assist it in its work. The Compensation Committee believes that compensation consultants can provide important market information and perspectives that can help it determine compensation programs that best meet the objectives of our compensation policies. In selecting a consultant, the Compensation Committee evaluates the independence of the firm as a whole and of the individual advisors who will be working with the Committee.
The Compensation Committee retains an independent compensation consultant who, according to the Committee’s written policy, provides services solely to the Committee and not to the Company. The Compensation Committee’s consultant has no other business relationship with the Company and receives no payments from the Company other than fees for services to the Committee. The consultant reports directly to the Compensation Committee, and the Committee may replace the consultant or hire additional consultants at any time. The Compensation Committee has selected Meridian
Compensation Partners, LLC (“Meridian”) as its independent consultant.
In 2024, the scope of Meridian’s activities included:
•
Conducting a review of the executive compensation peer group;

•
Benchmarking the compensation of the Covered Officers;

•
Reviewing and commenting on the Company’s executive compensation programs;

•
Conducting a risk assessment of the Company’s executive compensation programs;

•
Attending Compensation Committee meetings;

•
Providing support in connection with the Company’s pay versus performance disclosure in its 2024 proxy statement; and

•
Periodically consulting with the Chair of the Compensation Committee.

COMMITTEE ASSESSMENT OF CONSULTANT CONFLICTS OF INTEREST
The Compensation Committee has reviewed whether the work provided by Meridian raises any conflict of interest. Factors considered by the Compensation Committee include:
1
Whether other services are provided to the Company by the consultant;

2
What percentage of the consultant’s total revenue is made up of fees from the Company;

3
Policies or procedures of the consultant that are designed to prevent a conflict of interest;

4
Any business or personal relationships between individual consultants involved in the engagement and Committee members;

5
Any shares of Company stock owned by individual consultants involved in the engagement; and

6
Any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement.

Based on its review, the Compensation Committee does not believe that Meridian’s services to the Committee in 2024 raised a conflict of interest with respect to the work they performed for the Committee.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management and has recommended that it be included in this proxy statement. The Compensation Committee’s report is located at “Compensation Discussion and Analysis —  Compensation Committee Report.”

18▲2025 Notice and Proxy Statement

CORPORATE GOVERNANCE
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COMPLIANCE COMMITTEE
MEMBERS Dr. Lisa Egbuonu-Davis Gary D. Blackford Indrani L. Franchini	Meetings in 2024: 6 (includes 2 joint meetings of the Audit and Compliance Committees) ALL MEMBERS ARE INDEPENDENT
PRIMARY RESPONSIBILITIES The Compliance Committee’s principal functions, as specified in its charter, include the following: • Overseeing the Company’s compliance program in the areas of:

–
Code of Conduct

–
Conflicts of Interest

–
Consumer Protection

–
Customs and Export Controls

–
Environment

–
Ethics

–
False Claims

–
Foreign Corrupt Practices Act and Similar Anti-Bribery Laws

–
Fraud and Abuse Laws including Anti-Kickback

–
Government Reimbursement Programs, including Medicare

–
Government Relations

–
Health and Safety

–
Interactions with Healthcare Professionals

–
Information Systems Security

–
Intellectual Property

–
International Distributors

–
Labor & Employment

–
Physical Security

–
Public Policy

–
Quality

–
Recalls

–
Regulatory, including FDA

–
Safety

–
Sales of Products or Services to US or Foreign Governments, including Entities Owned by such Governments

–
Sunshine Act and Other Laws Relating to Reporting of and Transparency with Respect to Payments to Healthcare Professionals

–
Transportation

•
Overseeing the Company’s sustainability, corporate and corporate citizenship matters.

•
Monitoring the Company’s efforts to implement programs, policies and procedures relating to compliance matters.

•
Overseeing the investigation of any significant instances of non-compliance with laws or the Company’s compliance program, policies or procedures, other than any instances involving financial non-compliance.

• Reviewing the Company’s compliance risk assessment plan. • Identifying and investigating emerging compliance issues and trends that may affect the Company.
2025 Notice and Proxy Statement▲19

CORPORATE GOVERNANCE
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GOVERNANCE COMMITTEE
MEMBERS Gary D. Blackford Dr. Lisa Egbuonu-Davis	Meetings in 2024: 3 ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Governance Committee’s principal functions, as specified in its charter, include:
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Overseeing the screening and recruitment of prospective Board members and making recommendations to the Board regarding specific director nominees, as well as overseeing the process for Board nominations;

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Overseeing corporate governance matters, including developing and recommending to the Board changes to our Corporate Governance Policies; and

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Advising the Board on:

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Board organization, membership, function and performance.

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Committee structure and membership.

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Reviewing director independence standards and making recommendations to the Board with respect to the determination of director independence.

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Monitoring and recommending improvements to the Board’s practices and procedures.

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Reviewing stockholder proposals and considering how to respond to them.

The Committee, in accordance with its charter and our Certificate of Incorporation, has established criteria and processes for director nominations, including those proposed by stockholders. Those criteria and processes are described in “Proposal 1. Election of Directors —  Process and Criteria for Nominating Directors” and “Other Information — Stockholder Nominations for Board of Directors.”

20▲2025 Notice and Proxy Statement

CORPORATE GOVERNANCE
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Communicating with Directors
The Board has established processes by which stockholders and other interested parties may communicate with the Board, as well as with individual directors and any committee of the
Board. Those processes can be found in the Investors section of our website at www.avanos.com.

Other Corporate Governance Policies and Practices
CORPORATE GOVERNANCE POLICIES
The Board has adopted Corporate Governance Policies. These policies guide the Company and the Board on matters of corporate governance, including:
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Director responsibilities;

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Board committees and their charters;

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Director independence;

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Director compensation and performance assessments;

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Director orientation and education;

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Director access to management;

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Board access to outside financial, business, and legal advisors; and

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Management development and succession planning.

To see these policies, go to the Investors section of our website at www.avanos.com.

CODE OF CONDUCT
The Company has a Code of Conduct that applies to all of our directors, executive officers and employees, including our CEO, Chief Financial Officer and Controller. It is available in the Investors section of our website at www.avanos.com. Any amendments to or waivers of our Code of Conduct applicable to our CEO, Chief Financial Officer or Controller will also be posted at that location.

BOARD AND MANAGEMENT ROLES IN RISK OVERSIGHT
The Board is responsible for providing risk oversight with respect to our operations. In connection with this oversight, the Board particularly focuses on our strategic and operational risks, as well as related risk mitigation.
In addition, the Board reviews and oversees management’s response to the key risks facing the Company. The Board’s committees review particular risk areas to assist the Board in its overall risk oversight of the Company.

COMMITTEES
AUDIT	COMPENSATION	COMPLIANCE	GOVERNANCE

The Audit Committee monitors risks relating to such matters as our:
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Internal controls;

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Cybersecurity;

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Financial statement integrity and fraud risks; and

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Related risk mitigation.

In connection with this oversight, the Audit Committee receives regular reports from management on:
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Risk assessments;

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The risk management process; and

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Issues related to the risks of managing our business.

The Compensation Committee reviews the risk profile of our compensation policies and practices. This process includes an assessment of our compensation programs, as described in “Compensation Discussion and Analysis — Analysis of Compensation-Related Risks.”

The Compliance Committee monitors risks relating to certain compliance matters, such as those described in the section “Compliance Committee,” and recommends appropriate actions in response to those risks.
The Governance Committee monitors risks relating to governance matters and recommends appropriate actions in response to those risks.
2025 Notice and Proxy Statement▲21

CORPORATE GOVERNANCE
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Complementing the Board’s overall risk oversight, our senior executive team identifies and monitors key enterprise-wide and business unit risks, providing the basis for the Board’s risk review and oversight process. Our senior management team is supported by management members from business units and from our finance, treasury, information technology, global risk management, compliance, internal audit and legal functions. Management identifies significant risks for review and updates our policies for risk management in areas such as hedging, foreign currency, and country risks, product liability, property and casualty risks, and supplier and customer risks. The Board believes this allocation of risk management responsibilities supplements the Board’s leadership structure by allocating risk areas to an appropriate committee for oversight, allows for an orderly escalation of issues as necessary, and helps the Board satisfy its risk oversight responsibilities.

WHISTLEBLOWER PROCEDURES
The Audit Committee has established procedures for receiving, recording and addressing any complaints we receive regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission, by our employees or others, of any concerns about our accounting or auditing practices. The Compliance Committee has adopted similar procedures for receiving, recording and addressing any complaints we receive regarding compliance matters other than those addressed by the Audit Committee. The Audit Committee’s and Compliance Committee’s procedures are available in the Investors section of our website at www.avanos.com. We also maintain a toll-free Code of Conduct telephone line and a website, each allowing our employees and others to voice their concerns anonymously.

MANAGEMENT SUCCESSION PLANNING
In conjunction with the Board, the Compensation Committee is responsible for periodically reviewing the long-term management development plans and succession plans for the CEO and other key officers, as well as the emergency succession plan for the CEO and other key officers if any of these officers unexpectedly becomes unable to perform his or her duties.

DISCLOSURE COMMITTEE
We have established a Disclosure Committee to assist in fulfilling our obligations to maintain disclosure controls and procedures and to coordinate and oversee the process of preparing our periodic securities filings with the SEC. This committee is composed of members of management and is chaired by our Controller.

NO EXECUTIVE LOANS
We do not extend loans to our executive officers or directors and therefore do not have any such loans outstanding.
CHARITABLE CONTRIBUTIONS
The Governance Committee has adopted guidelines for the review and approval of charitable contributions by the Company to organizations or entities with which a director or an executive officer may be affiliated. We will disclose in the Investors section of our website at www.avanos.com any contributions made by us to a tax-exempt organization under the following circumstances:
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If an independent director serves as an executive officer or director of the tax-exempt organization; or

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If, within the preceding three years, contributions in any single year from the Company to the organization exceeded the greater of  $1 million or 2 percent of the tax-exempt organization’s consolidated gross revenues.

22▲2025 Notice and Proxy Statement

PROPOSAL 1.
ELECTION OF DIRECTORS
The Board is declassified, as a result of which all of our directors have terms that expire at the 2025 Annual Meeting. All five director nominees have been nominated to serve for a one-year term until the 2026 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Each of the nominees for re-election is an incumbent director.
On October 28, 2024, Joseph F. Woody retired as our CEO and as a member of the Board. As a result of Mr. Woody’s retirement, a vacancy exists on the Board. Under the Company’s By-Laws, the Board has the power, by the affirmative vote of a majority of its members, to fill a vacancy resulting from the resignation of a director. The Board intends to fill the vacancy resulting from Mr. Woody’s retirement as promptly as practicable and has commenced a process to identify the new Board member.
All the director nominees have advised us that they will serve if elected. However, should any nominee become unable to serve, the Board may reduce the number of directors to be elected or select a substitute nominee. If the Board selects a substitute nominee, the shares represented by valid proxies will be voted for the substitute nominee, other than shares voted “Withhold” with respect to the original nominee.

Process and Criteria for Nominating Directors
The Board is responsible for nominating candidates for election by stockholders and filling vacancies on the Board. The Board has delegated the screening and recruitment process to the Governance Committee, in consultation with the Chairman and the CEO. The Governance Committee therefore recommends to the Board nominees for election as directors at our Annual Meeting of Stockholders. It also recommends nominees to fill any vacancies. As provided in our Certificate of Incorporation, the Board may elect a new director to fill any vacancy between Annual Meetings of Stockholders. The Governance Committee may receive recommendations for Board candidates from various sources, including our directors, management and stockholders. Stockholders may submit recommendations for Board candidates to:
Avanos Medical, Inc. Attn: Corporate Secretary 5405 Windward Parkway Suite 100 South Alpharetta, GA 30004
Board candidates recommended by stockholders are evaluated using the same criteria as candidates recommended by other sources. In addition, the Governance Committee may periodically retain a search firm to assist it in identifying and recruiting director candidates meeting the criteria specified by the Committee.
The Governance Committee believes the criteria for director nominees should foster effective corporate governance, support our strategies and businesses, take gender and ethnic diversity into account, and ensure that our directors, as a group, have an overall mix of the attributes needed for an effective Board. The criteria should also support the successful recruitment of qualified candidates.
Qualified candidates for director are those who, in the judgment of the Governance Committee, possess all the personal attributes and a sufficient mix of the experience attributes listed below to ensure effective service on the Board.

2025 Notice and Proxy Statement▲23

PROPOSAL 1. ELECTION OF DIRECTORS
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PERSONAL ATTRIBUTES
LEADERSHIP Lead in personal and professional lives.	INDEPENDENCE Independent of management and Company (for non-management directors only).
ETHICAL CHARACTER Possess high standards for ethical behavior.	ABILITY TO COMMUNICATE Possess good interpersonal skills.
COLLABORATIVE Actively participate in Board and committee matters.	EFFECTIVENESS Bring a proactive and solution-oriented approach.

Attribute	Factors That May Be Considered
FINANCIAL ACUMEN
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Satisfies the financial literacy requirements of the NYSE.

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Qualifies as an audit committee financial expert under the rules and regulations of the SEC.

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Has an accounting, finance or banking background.

Has good knowledge of business finance and financial statements.
GENERAL BUSINESS EXPERIENCE	• Has leadership experience as a chief or senior executive officer. • Has experience setting compensation.
Possesses experience that will aid in judgments concerning business issues.
INDUSTRY KNOWLEDGE	• Has substantial knowledge of the healthcare industry, including with respect to caregiving, cost reimbursement or regulatory environment. • Has governance/public company board experience.
Possesses knowledge about our business.
DIVERSITY OF BACKGROUND AND EXPERIENCE
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Brings a diverse background that is representative of our customer, patient, employee and stockholder base, including with respect to gender, race, ethnic or national origin, and age.

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Reflects a different experience stemming, for example, from a different academic background or from experiences outside the healthcare industry.

Brings diversity to the Board.
SPECIAL BUSINESS EXPERIENCE	• Has international experience. • Has a track record of successful innovation. • Has supply chain management expertise. • Has cybersecurity expertise.
Possesses global management experience with medical devices.
24▲2025 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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Governance Committee Review of Attributes of Current Directors
The Governance Committee has reviewed the background of each of our current directors and their service on the Board in light of the personal and experience attributes described above. The Governance Committee has determined that each director possesses all of the personal attributes as well as a sufficient mix of the experience attributes.
For details about each director’s specific experience attributes, see “The Nominees” below.

Diversity of Directors
As noted above, the Governance Committee believes that diversity of backgrounds and experience is a key attribute for directors. As a result, the Committee seeks to have a diverse Board that is representative of our customer, patient, employee and stockholder base, including with respect to gender, race, ethnic or national origin, and age. While the Governance Committee carefully considers diversity when considering nominees for director, the Committee has not established a formal policy regarding diversity in identifying director nominees.
Three of our Board members are women, including one who is African American and one who is multi-ethnic.

No Mandatory Retirement Age
Our outside directors are not subject to a mandatory retirement age.
2025 Notice and Proxy Statement▲25

PROPOSAL 1. ELECTION OF DIRECTORS
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The Nominees
The following five individuals are nominated for election to the Board for a one-year term expiring at the 2026 Annual Meeting of Stockholders and until their successors have been duly elected and qualified:
FORMER CHAIRMAN AND CEO, UNIVERSAL HOSPITAL SERVICES COMMITTEES • Governance (Chair) • Compliance	GARY D. BLACKFORD
Age 67 | Independent | Director since October 2014; Chairman since April 2020

CAREER HIGHLIGHTS
Universal Hospital Services, a leading, nationwide provider of medical technology outsourcing and services to the health care industry
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Chairman of the Board and Chief Executive Officer (2002 to February 2015)

Curative Health Services, Inc., a specialty pharmacy and health services company
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Chief Executive Officer (2001 to 2002)

ShopforSchool, Inc., an online retailer
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Chief Executive Officer (1999 to 2001)

OTHER CURRENT PUBLIC COMPANY BOARDS
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ReShape Lifesciences, Inc. (NASDAQ: RSLS) (Director since 2016; lead director since 2019; chairman of the compensation committee and of the nominating and corporate governance committee)

OTHER CURRENT DIRECTORSHIPS
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Lifespace Communities, Inc., a not-for-profit organization (Director since February 2022 and Vice Chair of the Board of Directors since February 2024; Chair of the mergers, acquisitions and restructuring committee)

PRIOR PUBLIC COMPANY BOARDS
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Wright Medical Group N.V. (NASDAQ: WMGI) (2008 to 2020)

OTHER PRIOR DIRECTORSHIPS
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Children’s Hospitals and Clinics of Minnesota (2017 to 2023; Chairman from 2020 to 2021)

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PipelineRX, Inc. (2016 to 2020)

KEY SKILLS AND QUALIFICATIONS
Mr. Blackford has been selected to serve as a member of our Board of Directors due to his:
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Executive leadership experience as a chief executive officer;

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Financial literacy and experience in finance and accounting;

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Knowledge of, and experience in, the healthcare industry;

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International experience; and

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Governance and public company board experience.

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PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER VICE PRESIDENT, MEDICAL INNOVATIONS, DH DIAGNOSTICS, A DIVISION OF DANAHER CORPORATION COMMITTEES • Compliance (Chair) • Governance	LISA EGBUONU-DAVIS, MD
Age 67 | Independent | Director since 2023

CAREER HIGHLIGHTS
DH Diagnostics, LLC, a division of Danaher Corporation (NYSE: DHR), a global science and technology company with medical diagnostics and life science tools
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Vice President, Medical Innovations (2019-2023)

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Interim Chief Medical Officer of Leica Biosystems (2021-2022) and Beckman Coulter Diagnostics (2022-2024), also affiliates of Danaher Corporation

Sanofi, Inc. (NYSE: SNY), a global pharmaceutical and vaccine research manufacturer
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Vice President, Global Patient Outcomes and Solutions (2015 to 2019)

Pfizer, Inc. (NYSE:PFE), a global pharmaceutical and vaccine research manufacturer
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Vice President, US Medical (2003-2004)

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Vice President, Global Outcomes Research and Medical Services (1997-2002)

OTHER CURRENT PUBLIC COMPANY BOARDS
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Omega Healthcare Investors, Inc. (NYSE: OHI) (Director since 2021; member of the nominating and corporate governance committee and the compensation committee)

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Phreesia, Inc. (NYSE: PHR) (Director since July 2023; member of the nominating and corporate governance committee)

OTHER CURRENT DIRECTORSHIPS
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Johns Hopkins Medicine (Trustee since 2021; member of the patient safety and quality committee)

PRIOR DIRECTORSHIPS
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ROI Squared, LLC (Founder and director; 2012-2015)

KEY SKILLS AND QUALIFICATIONS
Dr. Egbuonu-Davis has been selected to serve as a member of our Board of Directors due to her:
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Knowledge of, and experience in, the healthcare industry

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Strategic and operational expertise in the medical and public health sector

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Medical product development, research and commercialization experience

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Governance and public company board experience

2025 Notice and Proxy Statement▲27

PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER EXECUTIVE VICE PRESIDENT AND CHIEF LEGAL OFFICER OF ALNYLAM PHARMA-CEUTICALS, INC. COMMITTEES • Compliance • Audit	INDRANI L. FRANCHINI
Age: 53 | Independent | Director since July 2024

CAREER HIGHLIGHTS
Alnylam Pharmaceuticals, Inc. (NASDAQ: ALNY), a biopharmaceutical company focused on discovering, developing and commercializing novel therapeutics based on ribonucleic acid interference
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Executive Vice President, Chief Legal Officer and Secretary (January 2022 to March 2024)

Alexion Pharmaceuticals, Inc., a global biopharmaceutical company and subsidiary of AstraZeneca
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Executive Vice President and Chief Compliance Officer (June 2017 to July 2021)

Hess Corporation (NYSE: HES), a Fortune Global 500 leader in oil and gas exploration and production (2012 to 2017)
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Various senior legal and compliance roles, including Chief Compliance Officer and Assistant Corporate Secretary

OTHER CURRENT PUBLIC COMPANY BOARDS
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SPX Technologies Inc. (Director and Chairman since 2015; member of the governance and sustainability committee)

OTHER EXPERIENCE
Pfizer (NYSE: PFE), a global biopharmaceutical company (2003 to 2012)
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Various positions, including supporting the Global Pharmaceutical business

KEY SKILLS AND QUALIFICATIONS
Ms. Franchini has been selected to serve as a member of our Board of Directors due to her:
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Executive leadership as a chief legal officer and a chief compliance officer

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Knowledge of, and experience in, the healthcare industry

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Financial literacy and experience in finance

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Public company governance and compliance experience

28▲2025 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER EXECUTIVE VICE PRESIDENT AND CFO, SPX TECHNOLOGIES INC. COMMITTEES • Audit (Chair) • Compensation	PATRICK J. O’LEARY
Age 67 | Independent | Director since October 2014

CAREER HIGHLIGHTS
SPX Technologies Inc. (NYSE: SPXC), a global industrial and technological services and products company
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Executive Vice President and Chief Financial Officer (December 2004 to August 2012)

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Chief Financial Officer and Treasurer (October 1996 to December 2004)

OTHER CURRENT PUBLIC COMPANY BOARDS
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SPX Technologies Inc. (NYSE: SPXC) (Director and Chairman since 2015; member of the governance and sustainability committee)

PRIOR PUBLIC COMPANY BOARDS
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PulteGroup (NYSE: PHM) (2005 to 2018)

KEY SKILLS AND QUALIFICATIONS
Mr. O’Leary has been selected to serve as a member of our Board of Directors due to his:
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Executive leadership experience as a chief financial officer;

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Financial literacy and experience in finance and accounting;

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International experience; and

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Governance and public company board experience.

2025 Notice and Proxy Statement▲29

PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER CEO, WELCH ALLYN, INC. COMMITTEES: • Compensation (Chair) • Audit	JULIE SHIMER, PhD
Age 72 | Independent | Director since October 2014

CAREER HIGHLIGHTS
Dr. Shimer is currently a private investor and has over 30 years of product development experience, including many years with major telecommunications companies.
Welch Allyn, Inc., a manufacturer of frontline medical products and solutions
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Chief Executive Officer and Director (March 2007 to April 2012)

Vocera Communications, Inc. a provider of wireless communications systems (2001 to 2007)
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President, Chief Executive Officer and Director

3Com Corporation
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General Manager

Motorola
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General Manager and Product Development Leader

AT&T Bell Laboratories
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Product Development Leader

OTHER CURRENT DIRECTORSHIPS AND ADVISORY POSITIONS
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Board member of Derivation, LLC, a provider of multilingual business technology

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Advisor to CPLANE Networks, a leader in end-to-end data center and wide area network service orchestration

PRIOR PUBLIC COMPANY BOARDS
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Apollo Endosurgery, Inc. (NASDAQ: APEN) (2018 to 2023)

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Masimo Corporation (NASDAQ: MASI) (2019 to 2023)

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NetGear, Inc. (NASDAQ: NTGR) (2007 to 2019)

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Windstream Holdings, Inc. (NASDAQ: WIN) (2017 to 2020)

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Earthlink, Inc. (NASDAQ: ELNK) (2013 to 2017)

OTHER PRIOR DIRECTORSHIPS
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Vocera Communications, Inc. (2001 – 2007)

KEY SKILLS AND QUALIFICATIONS
Dr. Shimer has been selected to serve as a member of our Board of Directors due to her:
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Executive leadership experience as a chief executive officer;

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Financial literacy and expertise;

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Knowledge of, and experience in, the healthcare industry;

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International experience; and

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Governance and public company board experience.

The Board of Directors unanimously recommends a vote FOR the election of each of the five nominees for director named above.
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PROPOSAL 1. ELECTION OF DIRECTORS
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Director Compensation
Directors who are not officers or employees of the Company or any of our subsidiaries or affiliates are “Outside Directors” for compensation purposes and are compensated for their services under our Outside Directors’ Compensation Plan. All independent directors currently on our Board are Outside Directors and are compensated under this Plan.
Our objectives for Outside Director compensation are to:
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Attract qualified candidates for Board service;

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Remain competitive with the median compensation paid to Outside Directors of comparable companies;

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Keep pace with changes in practices in director compensation; and

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Reinforce our practice of encouraging stock ownership by our directors.

Our Outside Director compensation for 2024 was established based on the median non-management director compensation for our peers. A list of the 2024 peer group companies may be found in the “Compensation Discussion and Analysis” section of this proxy statement.
We structure Outside Director compensation as follows:

BOARD MEMBERS
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Cash compensation: $70,000 per annum, paid in four quarterly payments at the beginning of each quarter.

•
Restricted share units: Annual grant with a value of  $190,000, awarded and valued on the first business day of the year.

CHAIRMAN OF THE BOARD • Additional cash compensation of $115,000 per annum, paid in four quarterly payments at the beginning of each quarter.
COMMITTEE CHAIRS • Additional cash compensation of $25,000 per annum for the Audit
Committee chair and $15,000 per annum for the other committee chairs, payable in four quarterly payments at the beginning of each quarter.

OTHER COMMITTEE MEMBERS
Additional annual cash compensation, paid to committee members (other than the committee chairs) in four quarterly installments at the beginning of each quarter, paid as follows:
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Audit Committee: $12,500

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Compensation Committee: $7,500

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Governance Committee: $5,000

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Compliance Committee: $7,500

New Outside Directors receive a prorated annual retainer and grant of restricted share units based on the month when they join the Board.
We also reimburse Outside Directors for expenses incurred in attending Board or committee meetings.
Restricted share units are not shares of our common stock. Rather, restricted share units represent the right to receive a pre-determined number of shares of our common stock within 90 days following a “restricted period” that begins on the date of grant and expires on the date the Outside Director retires from or otherwise terminates service on the Board. In this way, they align the director’s interests with the interests of our stockholders. Outside Directors may not dispose of the units or use them in a pledge or similar transaction. Outside Directors also receive additional restricted share units equivalent in value to the dividends, if any, that would have been paid to them if the restricted share units granted to them were shares of our common stock. The Company does not currently pay dividends on its common stock.
Pursuant to our stock ownership policy, Outside Directors are expected, within three years of joining the Board, to hold shares of our common stock equal to five times their annual Board base cash compensation. See “Stock Ownership Guidelines.”

2025 Notice and Proxy Statement▲31

PROPOSAL 1. ELECTION OF DIRECTORS
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2024 Outside Director Compensation
The following table shows the compensation paid to each Outside Director for his or her service in 2024:
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)
Gary D. Blackford	206,875	190,000	396,875
John P. Byrnes(3)	51,250	190,000	241,250
Dr. Lisa Egbuonu-Davis	86,250	190,000	276,250
Indrani L. Franchini(4)	45,000	95,000	140,000
Patrick J. O’Leary	102,500	190,000	292,500
Dr. Julie Shimer	101,250	190,000	291,250

(1)
Amounts shown reflect the grant date fair value of those grants, determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 — Stock Compensation (“ASC Topic 718”) for restricted share unit awards granted pursuant to our Outside Directors’ Compensation Plan. See Note 12 to our audited consolidated and combined financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions used in valuing these restricted share units.

(2)
Outside Director compensation for 2025 will be the same as in 2024. Accordingly, each acting Outside Director received an annual grant of 12,003 restricted share units on January 2, 2025.

(3)
Mr. Byrnes served on the Board until April 25, 2024, the date of the 2024 Annual Meeting of Stockholders. Mr. Byrnes was not up for reelection at the 2024 Annual Meeting of Stockholders.

(4)
Ms. Franchini was appointed to the Board effective July 1, 2024; her compensation for the year was prorated accordingly.

Other than the cash payments and grants of restricted share units previously described, no Outside Director received any compensation or perquisites from the Company for services as a director in 2024.
A director who is not an Outside Director does not receive any compensation for services as a member of the Board or any committee but is reimbursed for expenses incurred as a result of his or her services on the Board.

32▲2025 Notice and Proxy Statement

PROPOSAL 2.
RATIFICATION OF AUDITORS
The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation, retention and oversight of our independent auditors. The Audit Committee is also responsible for overseeing the negotiation of the audit fees associated with retaining our independent auditors. To ensure continuing auditor independence, the Audit Committee periodically considers whether a different audit firm should perform our independent audit work. Also, in connection with the mandated rotation of the independent auditor’s lead engagement partner, the Audit Committee and its Chair are directly involved in the selection of the lead engagement partner.
For 2025, the Audit Committee has selected Deloitte & Touche LLP as the independent registered public accounting firm to audit our financial statements. In engaging Deloitte for 2025, the Audit Committee utilized a review and selection process that included the following:
•
A review of management’s assessment of the services Deloitte provided in 2024;

•
Discussions, in executive session, with the Interim Chief Financial Officer and Controller regarding their viewpoints on the selection of the 2025 independent auditors and on Deloitte’s performance;

•
Discussions with representatives of Deloitte about their possible engagement;

•
Audit Committee discussions, in executive session, about the selection of the 2025 independent auditors;

•
A review and approval of Deloitte’s proposed estimated fees for 2025; and

•
A review and assessment of Deloitte’s independence.

The Audit Committee and the Board believe that the continued retention of Deloitte to serve as our independent auditor is in the best interests of the Company and our stockholders, and they recommend that our stockholders ratify this selection.
Representatives of Deloitte are expected to attend the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Stockholders are not required to ratify the appointment of Deloitte as our independent auditor. However, we are submitting the ratification to our stockholders as a matter of good corporate practice. If our stockholders fail to ratify the appointment of Deloitte, the Audit Committee may nonetheless choose to retain Deloitte, and even if our stockholders do ratify the appointment of Deloitte, the Audit Committee in its discretion may select a different independent auditor at any time during the year if it determines that such change would be in the best interests of the Company and our stockholders.

The Board of Directors unanimously recommends a vote FOR ratification of the selection of Deloitte as the Company’s auditor for 2025.
2025 Notice and Proxy Statement▲33

PROPOSAL 2. RATIFICATION OF AUDITORS
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Accounting Firm Fees
Our aggregate fees to Deloitte (excluding value added taxes) with respect to the fiscal years ended December 31, 2024 and 2023 were as follows:
	2024 ($)	2023 ($)
Audit Fees(1)	2,486,000	2,721,985
Audit-Related Fees	—	—
Tax Fees(2)	525,263	348,233
All Other Fees	—	—

(1)
These amounts represent fees billed or expected to be billed for professional services rendered by Deloitte for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2024 and December 31, 2023, reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and other services that are normally provided by the independent registered public accounting firm in connection with statutory or regulatory filings or engagements for each of those fiscal years, including: fees for consolidated financial audits, statutory audits, comfort letters, attest services, consents, assistance with and review of SEC filings and other related matters.

(2)
These amounts represent Deloitte’s aggregate fees for tax compliance, tax advice and tax planning for 2024 and 2023.

Audit Committee Approval of Audit and Non-Audit Services
Using the following procedures, the Audit Committee pre-approves all audit and non-audit services provided by Deloitte to the Company:
•
Before the first in-person or virtual Audit Committee meeting of the year, our Controller prepares a detailed memorandum regarding non-audit services to be provided by Deloitte during the year. This memorandum includes the services to be provided, the estimated cost of these services, reasons why it is appropriate to have Deloitte provide these services, and reasons why the requested services are not inconsistent with applicable auditor independence rules;

•
At the first in-person or virtual Audit Committee meeting each year, our Controller presents a proposal, including fees, to engage Deloitte for audit and non-audit services; and

•
Before each subsequent meeting of the Audit Committee, our Controller prepares an additional memorandum that includes updated information regarding the approved services and highlights any new audit and non-audit services to be provided by Deloitte. All new non-audit services to be provided are described in individual requests for services.
The Audit Committee reviews the requests presented in these proposals and memoranda and approves all services it finds acceptable.
To ensure prompt handling of unexpected matters, the Audit Committee has delegated to the Chair of the Audit Committee the authority to amend or modify the list of audit and non-audit services and fees between meetings, as long as the additional or amended services do not affect Deloitte’s independence under applicable rules. Any actions taken under this authority are reported to the Audit Committee at its next meeting.
All of Deloitte’s services and fees in 2024 were pre-approved by the Audit Committee or the Audit Committee Chair.

34▲2025 Notice and Proxy Statement

PROPOSAL 2. RATIFICATION OF AUDITORS
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Audit Committee Report
In accordance with its charter adopted by the Board, the Audit Committee assists the Board in overseeing the quality and integrity of the Company’s accounting, auditing, and financial reporting practices.
In discharging its oversight responsibility for the audit process, the Audit Committee obtained from the independent registered public accounting firm (the “auditors”) a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, as required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, “Communication with Audit Committees Concerning Independence,” discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management, the internal auditors, and the auditors, the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget, and staffing. The Audit Committee reviewed with both the auditors and the internal auditors their audit plans, audit scope, and identification of audit risks.
The Audit Committee discussed and reviewed with the auditors all communications required by the Securities and Exchange Commission and the PCAOB’s auditing standards, including those required by PCAOB AS 16, “Communications with Audit Committees.” Also, with and without management present, it discussed and reviewed the results of the auditors’ examination of the Company’s financial statements.
Management is responsible for preparing the Company’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and for establishing and maintaining the Company’s internal control over financial reporting. The auditors have the responsibility for performing an independent audit of the Company’s financial statements and for expressing opinions on the conformity of the Company’s financial statements with GAAP. The Audit Committee discussed and reviewed the Company’s audited financial statements as of and for the fiscal year ended December 31, 2024, with management and the auditors.
Based on the above-mentioned review and discussions with management and the auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC. The Audit Committee also has selected and recommended to the Company’s stockholders for ratification the reappointment of Deloitte as the independent registered public accounting firm for 2025.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Patrick J. O’Leary, Chair
Indrani L. Franchini
Dr. Julie Shimer

2025 Notice and Proxy Statement▲35

PROPOSAL 3.
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In the Compensation Discussion and Analysis that follows, we describe in detail our executive compensation program, including its objectives, policies, and components. Our executive compensation program seeks to align the compensation of our executives with the objectives of our business plans and strategies. To this end, the Compensation Committee approved an executive compensation program for 2024 that was designed to achieve the following objectives:

I. PAY FOR PERFORMANCE
• Support a performance-oriented environment that rewards achievement of our financial and non-financial goals
II. FOCUS ON LONG- TERM SUCCESS
• Reward executives for long-term strategic management and stockholder value enhancement
III. STOCKHOLDER ALIGNMENT
• Align the financial interest of our executives with those of our stockholders
IV. QUALITY OF TALENT
• Attract and retain executives whose abilities are considered essential to our long-term success

For a more detailed discussion of how our executive compensation program reflects these objectives, including information about the 2024 compensation of our named executive officers, see “Compensation Discussion and Analysis,” below.
We are asking our stockholders to support our executive compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our executives and the objectives, policies and practices described in this proxy statement. Accordingly, our stockholders are being asked to vote on the following non-binding resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the Company’s proxy statement relating to the 2025 Annual Meeting of Stockholders, be, and it hereby is, approved by the Company’s stockholders on an advisory basis.”
The say-on-pay vote is advisory and is therefore not binding on the Company, the Compensation Committee or our Board. Nonetheless, the Compensation Committee and our Board value the opinions of our stockholders. Therefore, to the extent there is any significant vote against the executive compensation as disclosed in this proxy statement, the Compensation Committee and our Board will consider our stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.
At the 2021 Annual Meeting of Stockholders, our stockholders expressed a preference that advisory votes on executive compensation be held on an annual basis. The Board has determined, in line with the recommendation of our stockholders, to have an annual advisory vote on the compensation of our named executive officers. Accordingly, an advisory vote on executive compensation will occur at the 2025 Annual Meeting.

The Board of Directors unanimously recommends a vote FOR the approval on an advisory basis of the compensation paid to the Company’s named executive officers as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules.

36▲2025 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) is intended to provide investors with an understanding of the compensation policies and decisions regarding 2024 compensation for our named executive officers.
For 2024, our named executive officers were:
MICHAEL C. GREINER(1)
INTERIM CHIEF EXECUTIVE OFFICER
MOJIRADE A. JAMES
SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
WARREN J. MACHAN(2)
INTERIM CHIEF FINANCIAL OFFICER
SIGFRIDO DELGADO
SENIOR VICE PRESIDENT, OPERATIONS
KERR W. HOLBROOK
SENIOR VICE PRESIDENT AND CHIEF COMMERCIAL OFFICER
JOSEPH F. WOODY(3)
FORMER CHIEF EXECUTIVE OFFICER

(1)
Mr. Greiner was appointed Interim CEO on October 28, 2024. Prior thereto, he served as the Company’s Senior Vice President, Chief Financial Officer since January 2020 and was appointed to the additional position of Chief Transformation Officer in January 2023.

(2)
Mr. Machan was appointed Interim Chief Financial Officer on October 28, 2024. Prior thereto, he served as the Company’s Senior Vice President, Business Strategy from 2014 to 2021. He also served as the Company’s Interim Chief Financial Officer in 2019. From 2021 until his appointment as Interim Chief Financial Officer, Mr. Machan served as a medical technology health care strategy consultant, primarily to the Company.

(3)
Mr. Woody retired as CEO and as a member of the Board on October 28, 2024. Mr. Woody and the Company entered into a Separation and Consulting Agreement dated October 28, 2024 that sets forth the terms of Mr. Woody’s retirement and consulting arrangement (the “Woody Separation and Consulting Agreement”).

A biography of each of our named executive officers (other than Joseph F. Woody, who retired as CEO and as a member of the Board on October 28, 2024) is provided under the caption “Directors, Executive Officers and Corporate Governance” in Item 10 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
To assist stockholders in finding important information, this CD&A is organized as follows:
38	COMPENSATION EXECUTIVE SUMMARY
41	EXECUTIVE COMPENSATION OBJECTIVES AND POLICIES
42	EXECUTIVE COMPENSATION DESIGN PHILOSOPHY AND GUIDING PRINCIPLES
43	COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
44	SETTING ANNUAL COMPENSATION
46	EXECUTIVE COMPENSATION FOR 2024
53	BENEFITS AND OTHER COMPENSATION
54	ADDITIONAL INFORMATION ABOUT OUR COMPENSATION PRACTICES

2025 Notice and Proxy Statement▲37

COMPENSATION DISCUSSION AND ANALYSIS
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Compensation Executive Summary
This executive summary provides a brief overview of our key accomplishments in 2024 and our key compensation principles and practices.
2024 BUSINESS HIGHLIGHTS
As Michael C. Greiner, our Interim CEO, stated when announcing our Fourth Quarter and Full-Year 2024 results: “We were pleased with our fourth quarter results, which delivered 5% organic growth and continued execution on each of our transformation initiative priorities. For the full year, we generated $83 million of free cash flow and $108 million of adjusted EBITDA. We currently have net debt of approximately $20 million. We believe our strong financial position will allow us to execute on our internal investment and other capital allocation priorities in 2025 and beyond.”
During 2024, we continued to execute on our three-year transformation initiative, pursuant to which we:
•
Have combined our Chronic Care and Pain Management franchises into a single commercial organization focused on the Specialty Nutrition Systems and Pain Management and Recovery product categories;

•
Plan to rationalize our product portfolio through targeted divestitures (such as the divestiture of our respiratory health (“RH”) business);

•
Have undertaken cost management initiatives to enhance the Company’s operating profitability; and

•
Plan to pursue efficient capital allocation strategies, including through acquisitions that meet the Company’s strategic and financial criteria.

In the fourth quarter of 2024, the Company completed its obligations to perform certain manufacturing services on behalf of the buyer of the Company’s former RH business. The completion of that sale was a key component of the Company’s transformation initiative, which is aimed at accelerating the Company’s effort to focus its product portfolio.
By 2025, the Company anticipates that the transformation initiative will ultimately result in gross savings of approximately $50 million compared to 2022.

Our 2024 financial highlights include:
$687.8M
net sales*
$107.6
adjusted EBITDA*
$1.35
adjusted diluted EPS*
$107.7M
cash on hand at December 31, 2024

*
Net sales, adjusted EBITDA and adjusted diluted EPS reflect the Company’s financial results from continuing operations for the year ended December 31, 2024.

Adjusted EBITDA and adjusted diluted EPS are non-GAAP financial measures. A description of these measures and a reconciliation to the most directly comparable GAAP financial measures is provided in Appendix A to this proxy statement.

38▲2025 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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PERFORMANCE-BASED COMPENSATION
Pay-for-performance is a key objective of our compensation program. Consistent with that objective, performance-based compensation constituted a significant portion of our named executive officers’ target total direct annual compensation (i.e., sum of base salary, target annual incentive and target long-term incentive) for 2024. Also, to further align the financial interests of our executives with those of our stockholders, a majority of our executives’ target total direct annual compensation for 2024 was equity-based.

*
Percentage of 2024 target equity grant value.

(1)
In 2024, Michael C. Greiner and Joseph F. Woody served as the Company’s CEO. The target total direct annual compensation of the CEO for 2024 was calculated using the target direct annual compensation for each of Mr. Greiner and Mr. Woody for the time he served as CEO and combining those figures.

(2)
In 2024, Warren J. Machan and Michael C. Greiner served as the Company’s CFO. The target total direct annual compensation of the CFO for 2024 was calculated using the target direct annual compensation for each of Mr. Machan and Mr. Greiner for the time he served as CFO and combining those figures.

2025 Notice and Proxy Statement▲39

COMPENSATION DISCUSSION AND ANALYSIS
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COMPENSATION DESIGN PRINCIPLES AND GOVERNANCE PRACTICES
The design principles for our executive compensation program are intended to protect and promote the interests of our stockholders. Below we summarize certain practices we have implemented to drive performance and those we have not implemented because we do not believe they would serve our stockholders’ long-term interests:
WHAT WE DO
Pay for performance
Cap short-term and long-term incentive payments at reasonable levels
Utilize an independent compensation consultant retained by the Compensation Committee
Require that change of control programs contain a double-trigger severance requirement
Require the Company to clawback incentive-based compensation erroneously paid to our executive officers in the event of an accounting restatement
Perform an annual compensation risk assessment
Maintain stock ownership guidelines
WHAT WE DON’T DO
No employment contracts
No excise tax gross-up on change of control payments
No repricing of underwater options without stockholder approval
No payment of dividends on unearned long-term incentives
No executive officer hedging or pledging transactions involving Company stock
No excessive perquisites provided to executives

40▲2025 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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EXECUTIVE COMPENSATION OBJECTIVES AND POLICIES
The Compensation Committee is responsible for establishing and administering our policies governing the compensation of our executive officers. The Compensation Committee reviews our executive officer compensation objectives and policies annually, including determining whether they continue to support our business objectives and are consistent with the Compensation Committee’s charter.
Our 2024 executive officer compensation policies were designed to achieve the following objectives:
Objective	Description	Related Policies
Pay-for-Performance	Support a performance-oriented environment that rewards achievement of our financial and non-financial goals.	The majority of executive officer pay varies with the levels at which annual and long-term performance goals are achieved. Performance goals are aligned with our strategies for sustained growth and profitability.
Focus on Long-Term Success	Reward executive officers for long-term strategic management and stockholder value enhancement.	In 2024 and 2023, consistent with its commitment to return to a long-term incentive mix with a higher proportion of performance-based restricted stock units (“PRSUs”) compared to time-based restricted stock units (“TRSUs”), the Compensation Committee granted a mix of 50% TRSUs and 50% PRSUs (compared to 75% TRSUs and 25% PRSUs in 2021 and 60% TRSUs and 40% PRSUs in 2022). The Compensation Committee believes this greater reliance on PRSUs supports the pay-for-performance and stockholder alignment objectives of our executive officer compensation program.
Stockholder Alignment	Align the financial interest of our executive officers with those of our stockholders.	Equity-based awards, including PRSUs and TRSUs, as well as our stock ownership guidelines, directly align the financial interests of our executive officers with those of our stockholders.
Quality of Talent	Attract and retain executive officers whose abilities are considered essential to our long-term success as a global company.	The Compensation Committee reviews peer group data to ensure our executive officer compensation program remains competitive so we can continue to attract and retain this talent.
2025 Notice and Proxy Statement▲41

COMPENSATION DISCUSSION AND ANALYSIS
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EXECUTIVE COMPENSATION DESIGN PHILOSOPHY AND GUIDING PRINCIPLES
The Compensation Committee has adopted the following design philosophy to guide the manner in which our named executive officer compensation objectives and policies are implemented:
Philosophy	Description	Guiding Principles
Aligned	A majority of executive officer compensation should be at risk and vary with the performance outcomes for stockholders.
•
50% or more of executive officer compensation should be incentive-based.

•
Incentive metrics should be aligned to stockholder value.

•
Performance goals should generally reflect year-over-year growth to achieve target funding.

•
TRSUs to executive officers should be a minority part of their direct annual compensation.

•
Within business groups, a majority of performance awards should be based on business unit performance goals.

Compelling	The value and structure of executive officer compensation should assist in the attraction and retention of key executive talent.
•
Base salaries should be at or above the 50th percentile of our peer group with variance based on skills, experience, performance and role responsibilities.

•
Target annual incentive compensation payout opportunities should be at the 50th percentile of our peer group, with meaningful upside payouts for performance over target.

Simple	The executive officer compensation arrangements should be relatively simple and focus on broad performance factors.
•
Performance-based compensation arrangements should use a minimal number of metrics, typically one or two.

•
Special or one-time incentive awards should be used sparingly.

•
Perquisites and other special executive benefits generally should be minimized.

Sound	Executive officer compensation policies and structure should support strong corporate governance and drive an ownership culture among executives.
•
Ownership culture should be reinforced through use of good governance practices.

•
Individual employment contracts should be avoided, and severance practices should be conservative.

•
Compensation deferral opportunities should be consistent with market practices.

•
Compensation programs should encourage innovation while deterring excessive risk taking.

The Compensation Committee retains the discretion to deviate from the above guiding principles if it determines that to do so would be consistent with our overall executive officer compensation objectives and would be in the best interests of the Company and its stockholders.
42▲2025 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
The following table provides an overview of the compensation components used in our 2024 executive officer compensation program and matches each with one or more of the objectives described above.

Component	Objective	Purpose	Target Competitive Position
Base salary	Quality of talent	Provide annual cash income based on: • Level of responsibility, performance and experience • Comparison to market pay information	• Compared to median of peer group • Actual base salary will vary based on the individual’s performance and experience in the position
Annual cash incentive	Pay-for-performance Quality of talent	Motivate and reward achievement of annual performance goals	• Target award compared to median of peer group • Actual payout will vary based on actual corporate and business unit performance
Long-term equity incentive	Stockholder alignment Focus on long-term success Pay-for-performance Quality of talent	Provide an incentive to deliver stockholder value and to achieve our long-term objectives through awards of: • Performance-based restricted share units • Time-based restricted share units
•
Target compared to median of peer group

•
Actual payout of PRSUs granted will vary based on actual performance

•
Actual value of TRSUs granted will also vary based on actual stock price performance

Retirement benefits	Quality of talent	Provide competitive retirement plan benefits through a 401(k) plan and other defined contribution plans	• Retirement benefits comparable to those of peer group
Perquisites	Quality of talent	Provide minimal market-based additional benefits	• Determined by the Compensation Committee
Post-termination compensation (severance and change of control)	Quality of talent
Encourage attraction and retention of executives critical to our long-term success and competitiveness:
•
Severance Pay Plan provides eligible employees, including executive officers, with payments and benefits in the event of certain involuntary terminations

•
Executive Severance Plan provides eligible executives with payments and benefits in the event of a qualified separation from service following a change of control

• Severance benefits comparable to peer group
2025 Notice and Proxy Statement▲43

COMPENSATION DISCUSSION AND ANALYSIS
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SETTING ANNUAL COMPENSATION
This section describes the processes followed in setting 2024 target annual compensation for our executive officers.
Focus On Target Total Direct Annual Compensation
In setting 2024 compensation for our executive officers, including our CEO, the Compensation Committee focused on total direct annual compensation, which consisted of annual cash compensation (base salary and target annual cash incentive) and long-term equity incentive compensation (TRSUs and PRSUs). The Compensation Committee considered annual cash and long-term equity incentive compensation both separately and together to help ensure that the executive officer compensation objectives are met.

Benchmarking — Executive Compensation Peer Group
In 2024, we used a custom executive compensation peer group to benchmark named executive officer compensation. The peer group is intended to consist of companies with which we compete for talent. The Compensation Committee approved the following peer group and used compensation data derived from each peer group company in its determination of each executive officer’s target total direct annual compensation:

2024 Executive Compensation Peer Group

• Accuray Incorporated	• AngioDynamics, Inc.	• CONMED Corporation	• ConvaTec Group Plc
• Globus Medical Inc.	• ICU Medical, Inc.	• Insulet Corporation	• Integer Holdings Corporation
• Integra Lifesciences Holding	• Lantheus Holdings, Inc.	• Masimo Corporation	• Merit Medical Systems, Inc.
• Nevro Corporation	• Orthofix Medical
The Compensation Committee determined that the 2024 peer group, with annual revenue ranging from $324 million to $2.26 billion, and with a median annual revenue of  $1.17 billion at the time the peer group was set, was an appropriate peer group from which to derive competitive compensation. The Company had 2024 net sales of  $687.8 million.
The Compensation Committee, working with its independent compensation consultant, reviews the executive compensation peer group at least annually to ensure it continues to serve as an appropriate comparison for our compensation program. The companies in the 2024 peer group remained unchanged from 2023 (with the exception of certain companies that were acquired).

Process for Setting Target Total Direct Annual Compensation
In setting target total direct annual compensation for each of our executive officers, the Compensation Committee considers both competitive market data derived from our peer group and each executive officer’s prior year performance. To remain competitive in the marketplace for executive talent, the Compensation Committee generally sets each compensation component at the 50th percentile of the peer group.
To reinforce a pay-for-performance culture, targets for individual executive officers may be set above or below this median depending on the executive’s performance in prior years and experience in the position, as well as any applicable retention concerns.

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COMPENSATION DISCUSSION AND ANALYSIS
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The Compensation Committee believes that generally setting the target level of each compensation component at the 50th percentile of the peer group (subject to adjustment as noted above) and providing incentive compensation opportunities that will enable executive officers to earn above-target compensation for superior performance is consistent with the objectives of our executive officer compensation policies. In particular, the Compensation Committee believes that this approach enables us to attract and retain skilled and talented executive officers to guide and lead our businesses and supports a pay-for-performance culture.
When setting target annual compensation for our executive officers, the Compensation Committee considers each compensation component separately (base salary, annual cash incentive and long-term equity incentive), but its decision regarding a particular component does not necessarily impact its decision about other components.
In setting compensation for executive officers that join us from other companies, the Compensation Committee evaluates both market data for the position to be filled and, as appropriate, the candidate’s compensation history. The Compensation Committee recognizes that to successfully recruit a candidate to leave his or her current position and to join the Company, the candidate’s compensation package may have to exceed his or her current compensation, which could result in a compensation package above the median of our peer group for a period of time.

CEO Total Direct Annual Compensation
Our CEO’s total direct annual compensation is determined in the same manner as the total direct annual compensation of the other named executive officers. Our CEO’s compensation is appropriately higher than that of the other named executive officers in recognition of our CEO’s greater responsibility for managing and overseeing the Company as a global enterprise.

Total Direct Annual Compensation Targets for 2024
For 2024, the Compensation Committee established the following total direct annual compensation targets for our named executive officers based on their roles and responsibilities, prior year performance, experience in their current positions and competitive market data:
NAME	2024 TOTAL DIRECT ANNUAL COMPENSATION TARGET ($)
Michael C. Greiner(1)	3,150,000
Warren J. Machan(2)	—
Kerr W. Holbrook	2,147,450
Mojirade A. James	1,933,080
Sigfrido Delgado(3)	—
Joseph F. Woody(4)	7,483,918

(1)
Mr. Greiner was appointed Interim CEO on October 28, 2024. Prior thereto, he served as the Company’s Senior Vice President, Chief Financial Officer since January 2020 and was appointed to the additional position of Chief Transformation Officer in January 2023. The total direct annual compensation target for Mr. Greiner in the table above reflects the target amount set for him in early 2024 when he was still in the role of Senior Vice President, Chief Financial Officer and Chief Transformation Officer. As noted below, his compensation was increased following his appointment as Interim Chief Executive Officer.

(2)
Mr. Machan was appointed Interim Chief Financial Officer on October 28, 2024. Prior thereto, he served as a consultant to the Company. The Compensation Committee did not establish a total direct annual compensation target for Mr. Machan for 2024.

(3)
Mr. Delgado joined the Company on May 13, 2024. The Compensation Committee did not establish a total direct annual compensation target for Mr. Delgado for 2024.

(4)
Mr. Woody retired as CEO and as a member of the Board on October 28, 2024. The Woody Separation and Consulting Agreement sets forth the terms of Mr. Woody’s retirement and consulting arrangement.

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COMPENSATION DISCUSSION AND ANALYSIS
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EXECUTIVE COMPENSATION FOR 2024
To help achieve the objectives discussed above, our executive officer compensation program for 2024 consisted of fixed and performance-based components, as well as short-term and long-term components.
Base Salary
To attract and retain high-caliber executives, we pay our executive officers an annual fixed salary that we believe to be competitive in the marketplace.
The Compensation Committee annually reviews salary ranges and individual salaries for executives. Salary adjustments generally are made effective on April 1 of each year. In determining individual salaries, the Compensation Committee considers salary levels for similar positions at our peer group companies, as well as the executive officer’s performance and experience in his or her position. This performance evaluation is based on how the executive officer performed during the prior year against results-based objectives established at the beginning of the prior year. In general, an experienced executive officer who is performing at a satisfactory level will receive a base salary at or around the median of our peer group. However, the Compensation Committee may set an executive officer’s base salary above or below the median depending on the officer’s experience and performance. From time to time, if warranted, executive officers may receive additional salary increases because of promotions, changes in duties and responsibilities, retention concerns, or market conditions.
The following table shows the 2024 base salaries in effect for each named executive officer during the year.

NAME	2024 BASE SALARY BEFORE APRIL 1 ($)	2024 BASE SALARY AFTER APRIL 1 ($)
Michael C. Greiner(1)	570,000	600,000
Warren J. Machan	—	(2)
Kerr W. Holbrook	500,000	500,000
Mojirade A. James	460,000	473,800
Sigfrido Delgado	—	465,000(3)
Joseph F. Woody(4)	1,015,417	1,015,417

(1)
Mr. Greiner was appointed Interim CEO on October 28, 2024. Prior thereto, he served as the Company’s Senior Vice President, Chief Financial Officer since January 2020 and was appointed to the additional position of Chief Transformation Officer in January 2023. In connection with his appointment as Interim CEO, Mr. Greiner and the Company entered into an amendment to his offer letter dated December 12, 2019 pursuant to which Mr. Greiner receives a base salary of  $600,000 per year and a stipend of  $83,333 per month. In addition, on October 29, 2024, the Company granted Mr. Greiner a special equity award of TRSUs having a grant date value equal to $1,000,000, with a 12-month vesting schedule. All other terms of Mr. Greiner’s original offer letter remain in effect.

(2)
Mr. Machan was appointed Interim Chief Financial Officer on October 28, 2024. Pursuant to the Consulting Agreement dated December 2, 2024 by and between the Company and Blueprint Strategy and Management Consulting, LLC (“Blueprint”), a limited liability company of which Mr. Machan is the sole member (the “Machan Consulting Agreement”), the Company is obligated to pay Mr. Machan, through Blueprint, a fixed fee of: (i) $45,000 per month for the period beginning on October 28, 2024 and ending on February 28, 2025 and (ii) $60,000 per month for the period beginning on March 1, 2025 and ending on May 31, 2025. The Machan Consulting Agreement will remain in effect until the first to occur of: (i) May 31, 2025; (ii) any earlier date specified by either party on 30 days’ prior written notice to the other party; or (iii) Mr. Machan’s death or disability. From 2021 until his appointment as Interim Chief Financial Officer, Mr. Machan served as a medical technology health care strategy consultant, primarily to the Company.

(3)
Mr. Delgado joined the Company on May 13, 2024 with an annual salary of  $465,000.

(4)
Mr. Woody retired as CEO and a member of the Board on October 28, 2024. The Woody Separation and Consulting Agreement sets forth the terms of Mr. Woody’s retirement and consulting arrangement.

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COMPENSATION DISCUSSION AND ANALYSIS
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2024 Annual Cash Incentive Program
Consistent with our pay-for-performance compensation objective, our executive compensation program includes an annual cash incentive program to motivate and reward executives to achieve annual performance objectives established by the Compensation Committee.
Target Payment Amounts and Range Of Possible Payouts For 2024 Annual Cash Incentive Program
At the beginning of the year, the Compensation Committee set each executive officer’s target payment amount (expressed as a percentage of base salary) under the 2024 annual cash incentive program. Depending on the level of achieved performance against predetermined performance goals, our named executive officers could earn between 0% and 200% of their target payment amount. The Compensation Committee determined target payment amounts and range of payout based principally on competitive market data.
The following table shows the target payment amounts for each named executive officer in 2024:

Name	Target Payment Amount(1)
Michael C. Greiner	75% of base salary
Warren J. Machan	(2)
Kerr W. Holbrook	65% of base salary
Mojirade A. James	60% of base salary
Sigfrido Delgado(3)	60% of base salary
Joseph F. Woody(4)	120% of base salary

(1)
Target Payment Amount is a percentage of actual base salary paid to the executive during the year.

(2)
Mr. Machan assumed the position of Interim Chief Financial Officer on October 28, 2024. No cash incentive target was established for Mr. Machan for 2024. Pursuant to the terms of the Machan Consulting Agreement, Mr. Machan: (i) received a cash bonus of  $45,000 in February 2025 and (ii) is eligible to receive a cash bonus in the amount of  $45,000 as soon as administratively possible after May 31, 2025 (the “Second Bonus”). To be eligible to receive the Second Bonus: (i) the Machan Consulting Agreement must remain in effect through May 31, 2025 and (ii) Mr. Machan must continue to perform his assigned duties and responsibilities in a satisfactory fashion through May 31, 2025, as determined in the sole discretion of the Company’s Interim Chief Executive Officer.

(3)
Mr. Delgado joined the Company on May 6, 2024. His annual bonus for 2024 was prorated based on his start date.

(4)
Mr. Woody retired as CEO and as a member of the Board on October 28, 2024. Pursuant to the Woody Separation and Consulting Agreement, the Company agreed to pay Mr. Woody his annual bonus for 2024, which was: (i) determined based on the Company’s actual performance against the relevant performance goals established by the Compensation Committee and (ii) paid on March 7, 2025, the same time the Company paid annual bonuses to its senior executives.

Payment amounts under the annual cash incentive program depend on achieved performance measured against performance goals generally established at the beginning of the year by the Compensation Committee. These performance goals are derived from our financial goals and business objectives.
For 2024, the Compensation Committee approved the following performance measures for the annual cash incentive program: (i) adjusted net sales; (ii) adjusted EBITDA; and (iii) strategic initiatives. The Compensation Committee decided to use strategic initiatives to promote a focus on the key longer-term success elements of the Company’s strategic plan.
The following table shows the 2024 performance goals and weights established for each of our named executive officers (other than Mr. Machan, who assumed the position of Interim Chief Financial Officer on October 28, 2024 and for whom no 2024 performance goals were established).

Performance Goal	Weight
Adjusted Net Sales	30%
Adjusted EBITDA	40%
Strategic Initiatives	30%
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COMPENSATION DISCUSSION AND ANALYSIS
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For 2024, the Committee set the following financial goals and corresponding payout percentages at the indicated level of performance:
	Range of Performance Levels
Measure	Threshold	Target	Maximum
Adjusted net sales (millions)	$670	$690	$710
Adjusted EBITDA (millions)	$100	$110	$120
Initial payout percentage	0%	100%	200%
The following table explains how the Compensation Committee determined adjusted net sales and adjusted EBITDA and the rationale for the Committee’s selection of the 2024 performance measures.

2024 Goal	Explanation	Reason for use as a Performance Measure
Adjusted net sales	Adjusted net sales for 2024 on a constant currency basis.	To promote a focus on overall growth, which ultimately drives profitability.
Adjusted EBITDA	EBITDA adjusted for incremental expenses arising from restructuring expenses, post-divestiture transition charges, certain litigation costs and acquisition and integration charges.	To manage profitability and to focus on controlling costs to generate free cash flow.
Strategic initiatives	Designed to be consistent with key activities and easily measured at the end of the year	To promote a focus on the key longer-term success elements of the Company’s strategic plan.
For 2024, the Compensation Committee established the following Strategic Initiatives:
Strategic Initiative
Deliver 6% organic growth in Pain Management & Recovery (exclusive of Hyaluronic Acid (“HA”) products)
Deliver total savings of $20 million in connection with the Company’s three-year transformation process, which was approved in January 2023
Deliver a $15 million working capital reduction
Complete integration of OrthogenRx, Inc. and separation of the Company’s RH business
Execute one tuck-in acquisition
The Strategic Initiatives component was subject to a maximum 2 times (2x) multiplier based on successful execution on the following three additional objectives that were directly tied to the Strategic Initiatives described above (the “Strategic Initiatives Multiplier Objectives”):
Strategic Initiatives Multiplier Objective
Deliver an additional $10 million in total savings in connection with the Company’s three-year transformation process (for a total of $30 million)
Deliver an additional $5 million working capital reduction (for a total of $20 million)
Execute two tuck-in acquisitions
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COMPENSATION DISCUSSION AND ANALYSIS
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The Compensation Committee was tasked with reviewing the Company’s execution against the Strategic Initiatives to collectively and holistically determine the achieved payout, with a payout range of 0% to 200%. The Compensation Committee had the discretion to determine the award amount for Strategic Initiatives based upon the results achieved at the end of 2024.
Actual results and actual payout percentages
For 2024, the Compensation Committee determined that the Company’s adjusted net sales were $687.7 million and its adjusted EBITDA (as calculated for purposes of determining the annual cash incentive payout) was $107.8 million, resulting in an 89% payout percentage on the adjusted net sales factor and a 78% payout percentage on the adjusted EBITDA factor. Further, as a result of a holistic assessment of the Company’s performance against the Strategic
Initiatives objectives, the Compensation Committee determined that the Company achieved an 80% payout on the Strategic Initiatives component of the cash incentive payout. The Compensation Committee determined that none of the Strategic Initiatives Multiplier Objectives were met, resulting in no multiplier being applied to the Strategic Initiatives component. As a result, the Compensation Committee determined that the aggregate annual cash incentive payout percentage for our named executive officers for 2024 was 81.5%.
Annual Cash Incentive Payouts for 2024
The following table shows the payout opportunities and the actual payouts of annual cash incentives for 2024 for each of our named executive officers. Payouts were based on the payout percentages for each element, weighted for each executive as shown above.

	ANNUAL INCENTIVE TARGET OPPORTUNITY		ANNUAL INCENTIVE MAXIMUM OPPORTUNITY		ACTUAL 2024 ANNUAL INCENTIVE PAYOUT
NAME	% OF BASE SALARY	AMOUNT ($)	% OF TARGET	AMOUNT ($)	% OF TARGET	AMOUNT ($)
Michael C. Greiner	75%	579,062	200%	1,158,123	81.5%	471,660
Warren J. Machan(1)	—	—	—	—	—	—
Kerr W. Holbrook	65%	325,000	200%	650,000	81.5%	264,720
Mojirade A. James	60%	282,900	200%	565,800	81.5%	230,429
Sigfrido Delgado(2)	60%	177,545	200%	355,090	81.5%	144,615
Joseph F. Woody(3)	120%	1,218,500	200%	2,437,001	81.5%	1,064,404

(1)
Mr. Machan assumed the position of Interim Chief Financial Officer on October 28, 2024. No cash incentive target was established for Mr. Machan for 2024. Pursuant to the terms of the Machan Consulting Agreement, Mr. Machan: (i) received a cash bonus of  $45,000 in February 2025 and (ii) is eligible to receive the Second Bonus in the amount of  $45,000 as soon as administratively possible after May 31, 2025. To be eligible to receive the Second Bonus: (i) the Machan Consulting Agreement must remain in effect through May 31, 2025 and (ii) Mr. Machan must continue to perform his assigned duties and responsibilities in a satisfactory fashion through May 31, 2025, as determined in the sole discretion of the Company’s Interim Chief Executive Officer.

(2)
Mr. Delgado joined the Company on May 6, 2024. His annual bonus for 2024 was prorated based on his start date.

(3)
Mr. Woody retired as CEO and as a member of the Board on October 28, 2024. Pursuant to the Woody Separation and Consulting Agreement, the Company agreed to pay Mr. Woody his annual bonus for 2024, which was: (i) determined based on the Company’s actual performance against the relevant performance goals established by the Compensation Committee; (ii) calculated by including accrued but unused vacation that was paid out in cash upon Mr. Woody’s retirement; and (iii) paid on March 7, 2025, the same time the Company paid annual bonuses to its senior executives.

The Compensation Committee believes that the 2024 annual incentive payout is consistent with the pay-for-performance objective of our executive officer compensation program.

LONG-TERM EQUITY INCENTIVE COMPENSATION
Our executive officers receive annual long-term equity incentive grants as part of their overall compensation package. These awards are consistent with the objectives of aligning our senior leaders’ interests with the financial interests of our stockholders, focusing on our long-term success, supporting our performance-oriented environment, and offering competitive compensation packages.
Prior to April 29, 2021, all long-term equity incentive grants were made under the Avanos Medical, Inc. Equity Participation Plan (the “Prior Plan”). All long-term equity incentive grants made since April 29, 2021 have been and will be made under the Avanos Medical, Inc. 2021 Long Term Incentive Plan, as amended (the “2021 Plan”). The Prior Plan and the 2021 Plan are collectively referred to herein as the “Equity Participation Plans.”

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COMPENSATION DISCUSSION AND ANALYSIS
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Information regarding long-term equity incentive awards granted to our named executive officers can also be found under “Summary Compensation” and “Grants of Plan-Based Awards.”
2024 Grants
In determining the 2024 long-term equity incentive award grants for our named executive officers, the following factors the Compensation Committee considered the following factors, among others: the specific responsibilities and performance of the executive, business performance, retention needs, stock price performance, peer group compensation data and other market factors. Equity grants made in prior years were not considered when the Compensation Committee determined the 2024 target values or awards.
Determination of Target Value for 2024 Equity Awards
Based on the factors discussed above, the Compensation Committee approved the following allocation of target grant value between TRSUs and PRSUs for each executive officer’s 2024 equity awards:
•
TRSUs — 50% of the target grant value.

•
PRSUs — 50% of the target grant value.

This mix of awards is consistent with the Compensation Committee’s commitment to return to a long-term incentive mix with a higher proportion of PRSUs compared to TRSUs (compared to 75% TRSUs and 25% PRSUs in 2021 and 60% TRSUs and 40% PRSUs in 2022). The Compensation Committee believes this greater reliance on PRSUs supports the pay-for-performance and stockholder alignment objectives of our executive officer compensation program.
For 2024, the Compensation Committee approved the following annual long-term equity incentive awards to our named executive officers (other than Messrs. Machan and Mr. Delgado):

NAME	Target Grant Value of LTI Awards ($)	TRSUs Awarded ($)	TRSUs Awarded (#)	Target PRSUs Awarded ($)	Target PRSUs Awarded (#)
Michael C. Greiner(1)	2,200,000	1,100,000	57,471	1,100,000	57,471
Warren J. Machan(2)	—	—	—	—	—
Kerr W. Holbrook	1,400,000	700,000	36,573	700,000	36,573
Mojirade A. James	1,175,000	587,500	30,695	587,500	30,695
Sigfrido Delgado(3)	—	—	—	—	—
Joseph F. Woody(4)	5,250,000	2,625,000	137,147	2,625,000	137,147

(1)
In addition to the above-described annual long-term equity incentive awards made to Mr. Greiner in 2024, the Company granted Mr. Greiner a special equity award of 44,189 TRSUs on October 29, 2024 and 10,000 TRSUs on December 3, 2024 in connection with his appointment as Interim CEO (the “Greiner Special Equity Award TRSUs”). Such TRSUs have a 12-month vesting schedule.

(2)
Mr. Machan assumed the position of Interim Chief Financial Officer on October 28, 2024. Pursuant to the Machan Consulting Agreement, Mr. Machan is not entitled to any equity-based incentive compensation.

(3)
Mr. Delgado joined the Company on May 6, 2024. On May 13, 2024, the Company awarded 17,606 TRSUs to Mr. Delgado (the “Delgado TRSUs”). The Delgado TRSUs had a grant date value of  $350,000. All the Delgado TRSUs will vest on May 13, 2027.

(4)
Mr. Woody retired as CEO and as a member of the Board on October 28, 2024. Pursuant to the Woody Separation and Consulting Agreement, unless the Company terminates Mr. Woody’s consulting engagement for cause, the cessation of Mr. Woody’s consulting services at the end of the consulting period will be deemed to qualify as a “Retirement” for purposes of the 2021 Plan. Accordingly, under the terms of Mr. Woody’s outstanding equity awards, his vested stock options will remain exercisable for five years following the end of the consulting period (or until their normal expiration date, if earlier), his TRSUs will vest pro rata at the end of the consulting period, and his PRSUs will vest after the end of the relevant performance period based on the Company’s actual performance against the relevant performance goals.

The number of TRSUs and PRSUs granted to each named executive officer equaled the quotient of the named executive officer’s TRSU or PRSU target value, divided by the average closing price of the Company’s common stock over 10 trading days up to and including the grant date and (ii) the number of target PRSUs granted equaled the quotient of a named executive officer’s PRSUs target value divided by the average closing price of the Company’s common stock over 10 trading days up to and including the grant date.
The 2024 target equity amounts differ from the amounts shown in the “Summary Compensation Table” because the annual cash incentive compensation included in the table above represents the value used by the Compensation Committee to determine the number of TRSUs and PRSUs to grant, while the Summary Compensation Table reflects the grant date value of these awards for accounting purposes.
With the exception of: (i) the Greiner Special Equity Award TRSUs (which have a 12-month

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vesting schedule) and (ii) the Delgado TRSUs (all of which will vest on May 13, 2027), one-third of the 2024 TRSUs will vest on each of the first, second and third anniversary of their award date, meaning such TRSUs will be fully vested on March 6, 2027, conditioned upon the grantee’s continuing employment with the Company on the applicable vesting date.
The 2024 PRSUs will vest on March 6, 2027, conditioned upon the grantee’s continuing employment with the Company through that date. The actual number of shares to be received upon vesting of the 2024 PRSUs will be determined as described below.
Each executive officer will receive one share of Company common stock for each vested TRSU and PRSU at the time of settlement.

PRSU Performance Goals and Potential Payouts
2024 PRSUs
For the PRSUs granted in 2024, the actual number of shares to be received by our named executive officers can range from zero to 200 percent of the target level established by the Compensation Committee for each executive, depending on the degree to which the performance objectives for these awards are met over the three-year period from 2024 through 2026. The performance goals of the PRSUs granted in 2024 are based on the Company’s free cash flow and year-over-year return on invested capital (“ROIC”). The 2024 PRSUs will vest on March 6, 2027, conditioned upon the grantee’s continuing employment with the Company through that date.
The annual performance goals and potential payouts at varying levels of free cash flow and ROIC performance for the 2024 PRSUs were set by the Compensation Committee in February 2024. Performance against the goals is measured annually, with a specified increase in each year’s actual ROIC performance serving as the baseline for the following year’s ROIC performance objective.
The 2024 performance goals and potential payouts at varying levels of performance for the 2024 PRSUs are as described below, with payouts between the levels determined on a straight-line basis. Each goal (free cash flow and year-over-year ROIC) is weighted equally. In February 2025, the Compensation Committee evaluated the results of the Company’s 2024 performance for free cash flow and year-over-year ROIC. The following table shows the actual performance against the goals.

2024 Goals for 2024 PRSUs	Weight	Threshold	Target	Maximum	Actual Performance	Projected Payout
Free cash flow	50%	$60m	$75m	$90m	$83m	76.3%
Payout (% of target)		50%	100%	200%
Year-over-year ROIC	50%	5.0%	6.0%	7.0%	5.1%	27.5%
Payout (% of target)		50%	100%	200%
	Total Projected 2024 Payout					103.8%
As a result of the Company’s performance in 2024, the 2024 portion of the 2024 PRSUs will vest at 103.8% of target when the 2024 PRSUs vest in March 2027. The 2024 performance will be combined with the 2025 and 2026 performance to determine the final payout at the end of the 2024 PRSUs’ three-year vesting period.
2023 PRSUs
For the PRSUs granted in 2023, the actual number of shares to be received by our named executive officers can range from zero to 200 percent of the target level established by the Compensation Committee for each executive, depending on the degree to which the performance objectives for these awards are met over the three-year period from 2023 through 2025. The performance goals of the PRSUs granted in 2023 are based on the Company’s free cash flow and ROIC. The 2023 PRSUs will vest on March 6, 2026, conditioned upon the grantee’s continuing employment with the Company through that date.
The annual performance goals and potential payouts at varying levels of free cash flow and ROIC performance for the 2023 PRSUs were set by the Compensation Committee in February 2023. Performance against the goals is measured annually, with a specified increase in each year’s actual ROIC performance serving as

2025 Notice and Proxy Statement▲51

COMPENSATION DISCUSSION AND ANALYSIS
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the baseline for the following year’s ROIC performance objective.
The 2024 performance goals and potential payouts at varying levels of performance for the 2023 PRSUs are as described below, with payouts between the levels determined on a straight-line basis. Each goal (free cash flow and year-over-year ROIC) is weighted equally. In February 2025, the Compensation Committee evaluated the results of the Company’s 2024 performance for free cash flow and year-over-year ROIC. The following table shows the actual performance against the goals.

2024 Goals for 2023 PRSUs	Weight	Threshold	Target	Maximum	Actual Performance	Projected Payout
Free cash flow	50%	$65m	$80m	$95m	$83m	59.6%
Payout (% of target)		50%	100%	200%
Year-over-year ROIC	50%	4.9%	5.9%	6.9%	5.1%	30.0%
Payout (% of target)		50%	100%	200%
	Total Projected 2024 Payout					89.6%
As a result of the Company’s performance in 2023, the 2023 portion of the 2023 PRSUs will vest at 63.6% of target when the 2023 PRSUs vest in March 2026. As a result of the Company’s performance in 2024, the 2024 portion of the 2023 PRSUs will vest at 89.6% of target when the 2023 PRSUs vest in March 2026.The 2023 and 2024 performance will be combined with the 2025 performance to determine the final payout at the end of the 2023 PRSUs’ three-year vesting period.
2022 PRSUs
The PRSUs granted in 2022 had a payout range from zero to 200 percent of the target level established by the Compensation Committee for each executive. Performance of the 2022 PRSUs is measured over the three-year period from 2022 through 2024. The performance goals of the 2022 PRSUs were based on year-over-year net sales growth and ROIC. The 2022 PRSUs vested on March 4, 2025, and were conditioned upon the grantee’s continuing employment with the Company through that date.
The 2024 performance goals and potential payouts at varying levels of performance for the 2022 PRSUs are as described below, with payouts between the levels determined on a straight-line basis. Each goal (year-over-year net sales growth and ROIC) is weighted equally. In February 2025, the Compensation Committee evaluated the results of the Company’s 2024 performance for year-over-year net sales growth and ROIC. The following table shows the actual performance against the goals.

2024 Goals for 2022 PRSUs	Weight	Threshold	Target	Maximum	Actual Performance	Projected Payout
Year-over-year net sales growth	50%	3.0%	5.0%	6.5%	3.3%	28.8%
Payout (% of target)		50%	100%	200%
Year-over-year ROIC	50%	4.9%	5.9%	6.9%	5.1%	30.0%
Payout (% of target)		50%	100%	200%
	Total Projected 2024 Payout					58.8%
As a result of the Company’s performance, the 2022, 2023 and 2024 portions of the 2022 PRSUs vested at 120% of target, zero percent of target and 58.5% of target, respectively, for an aggregate vesting of 59.6% of target when the 2022 PRSUs vested on March 4, 2025.

52▲2025 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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BENEFITS AND OTHER COMPENSATION
Retirement Benefits
In 2024, the Company contributed on behalf of each named executive officer certain amounts to the Avanos Medical, Inc. 401(k) Plan (the “401(k) Plan”) and certain credits to the Avanos Medical, Inc. Non-Qualified 401(k) Plan (the “Non-Qualified 401(k) Plan”). The Company does not have a defined benefit pension plan in the United States, and none of our named executive officers participate in any Company defined benefit pension plans.
The 401(k) Plan and Non-Qualified 401(k) Plan are consistent with those maintained by our peer group companies and are necessary to remain competitive for recruiting and retaining executive talent. The 401(k) Plan is offered generally to all employees. The Compensation Committee believes that these retirement benefits are important parts of our compensation program. For more information, see “Non-Qualified Defined Compensation — Overview of Qualified and Non-Qualified Plans.”

Other Compensation
We believe the perquisites provided to our executive officers are minimal and at or below the median of those provided by our peer group. In addition, the Company does not provide tax reimbursement or gross-ups for perquisites offered to executive officers, except for certain relocation benefits.

Severance Pay Plan
Our Severance Pay Plan provides severance benefits to most of our U.S. hourly and salaried employees, including our named executive officers, in the event they are involuntarily terminated under the circumstances described in the plan. The objective of this plan is to facilitate the employee’s transition to his or her next position, and not as a reward for the employee’s past service.
See “Potential Payments on Termination or Change of Control” for information regarding amounts payable under the Severance Pay Plan.

Executive Severance Plan
Our Executive Severance Plan provides severance benefits to eligible executives, including our named executive officers, in the event of a qualified termination of employment (as defined in the plan) in connection with a change of control. For an eligible employee to receive a payment under this plan: (i) a change of control of the Company must occur and (ii) the executive must have been involuntarily terminated without cause or have resigned for good reason (as defined in the plan) within two years of the change of control (often referred to as a “double trigger”). The objective of this plan is to encourage the executive to stay with the Company in the event of a change of control transaction to ensure a smooth transition. Each of our named executive officers participates in the Executive Severance Plan (other than Joseph F. Woody, who retired as Chief Executive Officer and as a member of the Board on October 28, 2024, and Warren J. Machan, whose consulting agreement terminates on May 31, 2025).
See “Potential Payments on Termination or Change of Control” for information regarding amounts payable under the Executive Severance Plan.

2025 Notice and Proxy Statement▲53

COMPENSATION DISCUSSION AND ANALYSIS
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Additional Information About Our Compensation Practices
As a matter of sound governance, we follow certain practices with respect to our Covered Officer compensation program. We regularly review and evaluate our Covered Officer compensation practices in light of regulatory developments, market standards and other considerations.

Use of Independent Compensation Consultant
The Compensation Committee engaged Meridian as its independent consultant to assist it in determining the appropriate Covered Officer compensation under our compensation policies described above. Consistent with the Compensation Committee’s policy in which its independent consultant may provide services only to the Committee, Meridian had no other business relationship with the Company and received no payments from us other than fees and expenses for services to the Committee. See “Corporate Governance-Compensation Committee” for information about the use of compensation consultants.

Role of the Chief Executive Officer in Compensation Decisions
Our CEO makes a recommendation to the Compensation Committee each year on the appropriate target annual compensation for each of the other Covered Officers. The Committee makes the final determination of the target annual compensation for each such Covered Officer, including our CEO. While our CEO typically attends
Compensation Committee meetings, none of the other Covered Officers is present during the portion of the Committee’s meetings when compensation for such Covered Officers is set. In addition, our CEO is not present during the portion of the Compensation Committee’s meetings when his compensation is set.

Adjustment of Financial Measures for Annual and Long-Term Equity Incentives
Financial measures for the annual and long-term incentive programs are developed based on expectations about our planned activities and reasonable assumptions about the performance of our key business drivers for the applicable period. From time to time, however, discrete items or events may arise that were not contemplated by these plans or assumptions. These could include accounting and tax law changes, tax credits from items not within the ordinary course of our business operations, restructuring and write-off charges, significant acquisitions or dispositions, and significant gains or losses from litigation matters.
Under the Compensation Committee’s exception guidelines regarding our incentive program measures, the Committee may adjust in the future the calculation of financial measures for the incentive programs to eliminate the effect of the types of items or events described above. In making these adjustments, the Compensation Committee’s policy is to seek to neutralize the impact of the unexpected or unplanned items or events, whether positive or negative, in order to provide consistent and equitable incentive opportunities that the Committee believes are reflective of our performance. In considering whether to make a particular adjustment under its guidelines, the Compensation Committee will review whether the item or event was one for which management was responsible and accountable, treatment of similar items in prior periods, the extent of the item’s or event’s impact on the financial measure, and the item’s or event’s characteristics relative to normal and customary business practices. Generally, the Compensation Committee will apply an adjustment to all compensation that is subject to that financial measure.

Pricing and Timing of Stock Option and Other Equity Grants
Our policies and our Equity Participation Plans require stock options to be granted at no less than the closing price of our common stock on the date of grant. PRSU, TRSU and/or stock option grants to our executive officers are approved by the Compensation Committee, and the grants are effective on the date of such approval. Historically, our practice has been to make the annual grant of PRSUs, TRSUs and stock options to our executive officers in early March of each year, approximately two weeks following the filing of the Company’s Annual Report on Form 10-K for the prior year. However, if the approval occurs during a period when we do not permit insiders to trade Company common stock (a “Blackout Period”), the stock option grants will not be effective until the first business day following the end of the Blackout Period. Our Blackout Periods

54▲2025 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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typically end at 11:59 p.m. on the day we issue our quarterly earnings press releases. Our executives are not permitted to choose the grant date for their individual PRSU, TRSU or stock option grants.
Our Interim CEO has been delegated the limited authority to approve equity grants, including stock options, to employees for recruiting and special employee recognition and retention purposes. These grants were capped at 125,000 shares in 2024 and may not exceed 125,000 shares in calendar year 2025. Our CEO is not permitted to make any grants to any of our executive officers.

Incentive Compensation Clawback Policy
The Company has adopted an Incentive Compensation Clawback Policy (the “Clawback Policy”) that complies with the revised listing standards relating to clawbacks adopted by the NYSE in 2023.
Under the Clawback Policy, if the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the federal securities laws, the Company is required to recover all “Erroneously Awarded Compensation” received by any person who served as an executive officer during the three completed fiscal years immediately preceding the date that the Company is required to prepare the accounting restatement, plus any transition period (resulting from a change in the Company’s fiscal year) within or immediately following those three completed fiscal years.
The Clawback Policy defines “Erroneously Awarded Compensation” as the amount of incentive-based compensation received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts.
The Clawback Policy also entitles the Compensation Committee to designate other non-executive employees of the Company to be subject to the provisions of the Clawback Policy. The Compensation Committee has decided to apply the Clawback Policy to all Company employees with a title of Vice President or higher.
The Clawback Policy is included as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2023.

Stock Ownership Guidelines
We strongly believe that the financial interests of our board members and our executive officers should be aligned with those of our stockholders.
Accordingly, we have established the following stock ownership guidelines for our board members and executive officers:

TARGET STOCK OWNERSHIP AMOUNTS
Position	Ownership Level
Board Members	Five times annual Board base cash compensation
Chief Executive Officer	Five times annual base salary
Other named executive officers	Two times annual base salary
In determining whether our stock ownership guidelines have been met, any restricted share units and TRSUs held are counted as owned, but PRSUs are excluded until they vest. The Compensation Committee annually reviews executive officer stock ownership levels for compliance with these guidelines.
Our Board members and executive officers have three years to come into compliance with the stock ownership guidelines. Currently, all our Outside Directors meet the stock ownership requirement, other than Indrani L. Franchini, who was appointed to the Board effective July 1, 2024. The Compensation Committee expects that
Ms. Franchini will meet the ownership requirement within the required compliance period based on her annual restricted share unit awards. Among our named executive officers (not including Joseph F. Woody, who retired as Chief Executive Officer and as a member of the Board on October 28, 2024), Michael C. Greiner, Kerr W. Holbrook and Mojirade A. James meet the guideline requirements. Warren J. Machan (who was appointed Interim Chief Financial Officer on October 28, 2024) and Sigfrido Delgado (who joined the Company on May 13, 2024) do not currently meet the ownership requirement. The Compensation Committee expects that all of our executive officers (other than Mr. Machan, whose

2025 Notice and Proxy Statement▲55

COMPENSATION DISCUSSION AND ANALYSIS
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consulting agreement with the Company terminates on May 31, 2025) will meet the requirements within the required compliance period based on annual grants under the Equity Participation Plans. However, the performance of our stock price and the failure of PRSUs to vest may cause one or more of the executive officers not to meet the guidelines. In response, the Compensation Committee instituted a policy requiring our executive officers to retain at least
50% of the shares acquired under our Equity Participation Plans, whether through the vesting of restricted share units or the exercise of vested stock options, until such time as the executive officer meets our share ownership guidelines. Executive officers subject to this retention policy will be permitted to surrender shares upon vesting or exercise for payment of taxes and to pay the exercise price and taxes on stock options.

Insider Trading Policy
The Company has adopted a Policy on Insider Trading and Tipping (the “Insider Trading Policy”), which sets out policies and procedures governing the purchase, sale and other dispositions of our securities by the Company’s directors, officers and employees and Company itself. The Insider Trading Policy is included as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2023.
Under the Insider Trading Policy, all executive officers are required to pre-clear transactions involving our common stock (and other securities related to our common stock) with our Legal Department.
The Insider Trading Policy also prohibits our executive officers from engaging in transactions that hedge an executive officer’s economic risk of owning shares of our common stock. Thus, our executive officers may not engage in hedging transactions in the Company’s shares such as puts, calls, prepaid variable forwards, equity swaps, collars and other derivative securities on an exchange or in any other organized market.
Further, under the Insider Trading Policy our executive officers may not engage in short sales of the Company’s shares, meaning sales of shares that are not owned at the time of sale. Additionally, the Insider Trading Policy prohibits our executives from pledging shares of our common stock owned by them as collateral for loans or other obligations.

Compensation Committee Report
In accordance with its written charter adopted by the Board, the Compensation Committee of the Company has oversight of compensation policies designed to align executive officers’ compensation with the Company’s overall business strategy, values, and management initiatives. In discharging its oversight responsibility, the Committee has retained an independent compensation consultant to advise the Committee regarding market and general compensation trends.
The Committee has reviewed and discussed the Compensation Discussion and Analysis with the Company’s management, which has the responsibility for preparing the Compensation Discussion and Analysis. Based upon this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2024.
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Dr. Julie Shimer, Chair
Patrick J. O’Leary

56▲2025 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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Analysis of Compensation-Related Risks
The Compensation Committee has reviewed an assessment of our compensation programs for our employees, including our executive officers, to analyze the risks arising from our compensation systems. The Committee’s independent consultant assisted with the review of our executive compensation programs.
Based on this assessment, the Compensation Committee believes that the design of our compensation programs, including our executive compensation program, does not encourage our executives or employees to take excessive risks and that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company.
Several factors contributed to the Compensation Committee’s conclusion, including:
•
The Committee believes the Company maintains a values-driven, ethics-based culture supported by a strong tone at the top.

•
The performance targets for annual cash incentive programs are selected to ensure that they are reasonably attainable in a manner consistent with the Company’s business plans without encouraging executives or employees to take inappropriate risks.

•
An analysis by the Committee’s consultant indicated that our compensation programs are consistent with those of our peer group. In addition, the analysis noted that target levels for direct annual compensation are compared to the median of our peer group.
•
The Committee believes the allocation among the components of direct annual compensation provides an appropriate balance between annual and long-term incentives, total fixed, and performance-based compensation.

•
Annual cash incentives and long-term performance-based restricted share unit awards under our executive compensation program are capped at a reasonable percent of the target award, and all other material non-executive cash incentive programs are capped at reasonable levels, which the Committee believes protects against disproportionately large incentives.

•
The Committee believes the performance measures and the multi-year vesting features of the long-term equity incentive compensation component encourage participants to seek sustainable growth and value creation.

•
The Committee believes inclusion of share-based compensation through the long-term equity incentive compensation component encourages appropriate decision-making that is aligned with the long-term interests of stockholders.

•
Our stock ownership guidelines further align the interests of management and stockholders.

2025 Notice and Proxy Statement▲57

Compensation Tables
SUMMARY COMPENSATION TABLE
The following table contains information concerning compensation awarded to, earned by, or paid to the Company’s named executive officers by the Company for the years 2022 through 2024. Additional information regarding the items reflected in each column follows the table.
NAME AND PRINCIPAL POSITION	YEAR(1)	SALARY ($)	BONUS ($)	STOCK AWARDS ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)	TOTAL(5) ($)
Michael C. Greiner Interim Chief Executive Officer(1)	2024	772,083	—	3,390,297	—	471,660	—	67,509	4,701,549
	2023	557,500	—	2,000,286	—	333,012	—	95,904	2,986,702
	2022	513,605	—	1,699,959	—	399,728	—	27,120	2,640,411
Warren J. Machan Interim Chief Financial Officer(2)	2024	332,500	—	—	—	—	—	—	332,500
	2023	390,817	—	—	—	—	—	—	390,817
	2022	293,662	—	—	—	—	—	—	293,662
Kerr W. Holbrook Senior Vice President and Chief Commercial Officer	2024	500,000	—	1,400,000	—	264,720	—	33,278	2,197,998
	2023	440,833	—	1,400,183	—	224,031	—	82,750	2,147,797
	2022	400,000	—	719,976	—	288,308	—	28,564	1,436,848
Mojirade A. James Senior Vice President, General Counsel and Secretary	2024	471,500	—	1,175,000	—	230,429	—	36,292	1,913,221
	2023	457,500	—	1,175,187	—	232,502	—	38,663	1,903,852
	2022	440,004	—	1,124,966	—	293,525	—	26,005	1,884,500
Sigfrido Delgado Senior Vice President, Operations(3)	2024	295,909		350,000		144,615		16,420	806,844
Joseph F. Woody Former Chief Executive Officer(4)	2024	1,088,348	—	5,249,987	—	1,064,404	—	91,970	7,494,709
	2023	1,015,417	—	5,000,686	—	1,032,070	—	166,390	7,214,563
	2022	1,003,338	—	4,499,864	—	1,282,870	—	86,301	6,872,373

(1)
Mr. Greiner was appointed Interim CEO on October 28, 2024. Prior thereto, he served as Senior Vice President, Chief Financial Officer since 2020 and was appointed to the additional position of Chief Transformation Officer in 2023. In connection with his appointment as Interim CEO, Mr. Greiner and the Company entered into an amendment to his offer letter dated December 12, 2019 pursuant to which Mr. Greiner receives a base salary of  $600,000 per year and a stipend of  $83,333 per month. In connection with his appointment as Interim CEO, the Company granted Mr. Greiner a special equity award of 44,189 TRSUs on October 29, 2024 and 10,000 TRSUs on December 3, 2024. Such TRSUs have a 12-month vesting schedule. All other terms of Mr. Greiner’s original offer letter remain in effect.

(2)
Mr. Machan assumed the position of Interim Chief Financial Officer on October 28, 2024. From 2021 until his appointment as Interim Chief Financial Officer, Mr. Machan served as a medical technology health care strategy consultant, primarily to the Company. Pursuant to the Machan Consulting Agreement, the Company is obligated to pay Mr. Machan, through Blueprint, a fixed fee of: (i) $45,000 per month for the period beginning on October 28, 2024 and ending on February 28, 2025 and (ii) $60,000 per month for the period beginning on March 1, 2025 and ending on May 31, 2025. Amounts shown as “Salary” in the above table reflect consulting fees paid to Mr. Machan through Blueprint. The amounts shown for Mr. Machan do not include a cash bonus of  $45,000 paid to Mr. Machan in February 2025 pursuant to the terms of the Machan Consulting Agreement.

(3)
Mr. Delgado joined the Company on May 13, 2024.

(4)
Mr. Woody retired as CEO and as a member of the Board on October 28, 2024. Pursuant to the Woody Separation and Consulting Agreement, Mr. Woody will serve as a consultant to the Company through April 30, 3025. During Mr. Woody’s engagement as a consultant, he will receive consulting fees in the amount of  $84,618.10 per month Mr. Woody’s salary for 2024 includes consulting fees of  $169,236.20 paid to Mr. Woody pursuant to the Woody Separation and Consulting Agreement during the period commencing on his retirement and ending December 31, 2024. Pursuant to the Woody Separation and Consulting Agreement, the Company agreed to pay Mr. Woody his annual bonus for 2024, which was: (i) determined based on the Company’s actual performance against the relevant performance goals established by the Compensation Committee; (ii) calculated by including accrued but unused vacation that was paid out in cash upon Mr. Woody’s retirement; and (iii) paid on March 7, 2025, the same time the Company paid annual bonuses to its senior executives. Unless the Company terminates the consulting engagement for cause, the cessation of Mr. Woody’s consulting services at the end of the consulting period will be deemed to qualify as a “Retirement” for purposes of the 2021 Plan. Accordingly, under the terms of Mr. Woody’s outstanding equity awards, his vested stock options will remain exercisable for five years following the end of the consulting period (or until their normal expiration date, if earlier), his TRSUs will vest pro rata at the end of the consulting period, and his PRSUs will vest after the end of the relevant performance period based on the Company’s actual performance against the relevant performance goals.

(5)
Totals may not add due to rounding.

Salary. The amounts in this column represent base salary earned during the year and, with respect to Mr. Woody, accrued but unused vacation that was paid out in cash upon his retirement.
58▲2025 Notice and Proxy Statement

Compensation Tables
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Stock Awards. The amounts in these columns reflect the grant date fair value, computed in accordance with ASC Topic 718, of restricted share unit awards granted under the Equity Participation Plans in 2024, 2023 and 2022. See Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions used in valuing and expensing these restricted share units in accordance with ASC Topic 718.
The value of PRSUs, which are subject to performance conditions, is set forth below: (i) based on their grant date value and (ii) assuming that the highest level of performance conditions is achieved.
NAME	YEAR	STOCK AWARDS AT GRANT DATE VALUE(1) ($)	STOCK AWARDS AT HIGHEST LEVEL OF PERFORMANCE CONDITIONS ($)
Michael C. Greiner	2024	1,100,000	2,200,000
Warren J. Machan(2)	2024	—	—
Kerr W. Holbrook	2024	700,000	1,400,000
Mojirade A. James	2024	587,500	1,175,000
Sigfrido Delgado(3)	2024	—	—
Joseph F. Woody(4)	2024	2,625,000	5,250,000

(1)
The grant date value of the PRSUs awarded in 2024 was based on the closing price of the Company’s common stock over the 10 trading days up to and including the grant date.

(2)
Mr. Machan is compensated pursuant to the Machan Consulting Agreement, pursuant to which Mr. Machan is not entitled to any equity-based incentive compensation.

(3)
Mr. Delgado joined the Company on May 13, 2024 and did not receive an award of PRSUs in 2024.

(4)
Mr. Woody retired as CEO and as a member of the Board on October 28, 2024. Pursuant to the Woody Separation and Consulting Agreement, unless the Company terminates the consulting engagement for cause, the cessation of Mr. Woody’s consulting services at the end of the consulting period will be deemed to qualify as a “Retirement” for purposes of the 2021 Plan. Accordingly, under the terms of Mr. Woody’s outstanding equity awards, his PRSUs will vest after the end of the relevant performance period based on the Company’s actual performance against the relevant performance goals.

Non-Equity Incentive Plan Compensation. The amounts in this column represent the annual cash incentive program payments. These amounts were earned during the years indicated and were paid to the Company’s named executive officers in the following year.
Change in Pension Value and Nonqualified Deferred Compensation Earnings. Each of the Company’s named executive officers participated in the Company’s Non-Qualified 401(k) Plan, a non-qualified defined contribution plan. Earnings on this plan are not included in the Summary Compensation Table because the earnings were not above-market or preferential. See “Nonqualified Defined Compensation” below for a discussion of this plan and each named executive officer’s earnings under the plan in 2024.
All Other Compensation. All other compensation for 2024 consists of the following:
NAME	PERQUISITES ($)	DEFINED CONTRIBUTION PLAN AMOUNTS ($)(1)	SEPARATION- RELATED PAYMENTS	TAX REIMBURSEMENTS ($)	TOTAL ($)(2)
Michael C. Greiner	—	67,509	—	—	67,509
Warren J. Machan	—	—	—	—	—
Kerr W. Holbrook	—	33,278	—	—	33,278
Mojirade A. James	—	36,292	—	—	36,292
Sigfrido Delgado	—	16,420	—	—	16,420
Joseph F. Woody	—	91,970	—	—	91,970

(1)
Matching contributions were made under the Avanos Medical 401(k) Plan and Non-Qualified 401(k) Plan in each year for each named executive officer.

(2)
Totals may not add due to rounding.

2025 Notice and Proxy Statement▲59

Compensation Tables
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GRANTS OF PLAN-BASED AWARDS
The following table sets forth Company plan-based awards granted to the Company’s named executive officers during 2024 on a grant-by-grant basis. No plan-based awards were granted to Warren J. Machan during 2024.
NAME	GRANT TYPE	DATE COMMITTEE TOOK ACTION	GRANT DATE(2)	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(3) (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($ / SH)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(3)(4)
				THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Michael C. Greiner	Time-based RSUs	12/3/2024	12/3/2024	—	—	—	—	—	—	10,000	—	—	190,300
	Time-based RSUs	10/29/2024	10/29/2024	—	—	—	—	—	—	44,189	—	—	999,997
	Performance-based RSUs	3/6/2024	3/6/2024	—	—	—	—	57,471	114,942	—	—	—	1,100,000
	Time-based RSUs	3/6/2024	3/6/2024	—	—	—	—	—	—	57,471	—	—	1,100,000
	Annual cash incentive award	—	—	—	579,062	1,158,123	—	—	—	—	—	—	—
Warren J. Machan	Performance- based RSUs	—	—	—	—	—	—	—	—	—	—	—	—
	Time-based RSUs	—	—	—	—	—	—	—	—	—	—	—	—
	Annual cash incentive award	—	—	—	—	—	—	—	—	—	—	—	—
Kerr W. Holbrook	Performance- based RSUs	3/6/2024	3/6/2024	—	—	—	—	36,573	73,146	—	—	—	700,000
	Time-based RSUs	3/6/2024	3/6/2024	—	—	—	—	—	—	36,573	—	—	700,000
	Annual cash incentive award	—	—	—	325,000	650,000	—	—	—		—	—	—
Mojirade A. James	Performance- based RSUs	3/6/2024	3/6/2024	—	—	—	—	30,695	61,390	—	—	—	587,500
	Time-based RSUs	3/6/2024	3/6/2024	—	—	—	—	—	—	30,695	—	—	587,500
	Annual cash incentive award	—	—	—	282,900	565,800	—	—	—	—	—	—	—
Sigfrido Delgado	Performance- based RSUs	—	—	—	—	—	—	—	—	—	—	—	—
	Time-based RSUs	5/13/2024	5/13/2024	—	—	—	—	—	—	17,606	—	—	350,000
	Annual cash incentive award			—	177,545	355,090	—	—	—		—	—	—
Joseph F. Woody(5)	Performance- based RSUs	3/6/2024	3/6/2024	—	—	—	—	137,147	274,294	—	—	—	2,265,000
	Time-based RSUs	3/6/2024	3/6/2024	—	—	—	—		—	137,147	—	—	2,265,000
	Annual cash incentive award	—	—	—	1,218,500	2,437,001	—	—	—	—	—	—	—
(1)
Represents the potential annual performance-based incentive cash payments each named executive officer could earn in 2024. These awards were granted under the Company’s annual cash incentive program. Actual amounts earned in 2024 were based on the 2024 objectives established by the Compensation Committee. See “Compensation Discussion and Analysis — Annual Cash Incentive Program.” At the time of the grant, the incentive payment could range from the threshold amount (i.e., zero) to the maximum amount depending on the extent to which the 2024 objectives were met. See “Target Payment Amounts And Range Of Possible Payouts For 2024 Annual Cash Incentive Program.” The actual amounts paid in 2025 based on the 2024 objectives are set forth in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.”

(2)
The grant date for each equity award is the effective date of each grant approved by the Compensation Committee. If the date on which the Committee takes action to approve a grant occurs during a blackout period, the grant is made effective as of a later date when the blackout period has expired. Our blackout periods typically expire at 11:59 p.m. Eastern Time on the day after we publicly release the results of the prior quarter.

(3)
The number of TRSUs awarded was determined using an average closing price of the Company’s common stock over the 10 trading days up to and including the grant date.

60▲2025 Notice and Proxy Statement

Compensation Tables
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(4)
The grant date fair value for each equity award is determined in accordance with ASC Topic 718. See Note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions used in valuing and expensing these restricted share units and stock option awards in accordance with ASC Topic 718.

(5)
Mr. Woody retired as CEO and as a member of the Board on October 28, 2024. Pursuant to the Woody Separation and Consulting Agreement, the Company agreed to pay Mr. Woody his annual bonus for 2024, which was: (i) determined based on the Company’s actual performance against the relevant performance goals established by the Compensation Committee and (ii) paid on March 7, 2025, the same time the Company paid annual bonuses to its senior executives. Unless the Company terminates the consulting arrangement for cause, the cessation of Mr. Woody’s consulting services at the end of the consulting period will be deemed to qualify as a “Retirement” for purposes of the 2021 Plan. Accordingly, under the terms of Mr. Woody’s outstanding equity awards, his vested stock options will remain exercisable for five years following the end of the consulting period (or until their normal expiration date, if earlier), his TRSUs will vest pro rata at the end of the consulting period, and his PRSUs will vest after the end of the relevant performance period based on the Company’s actual performance against the relevant performance goals.

DISCUSSION OF SUMMARY COMPENSATION AND PLAN-BASED AWARDS TABLES
The Company’s executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards in 2024 table was paid or awarded, are described in the “Compensation Discussion and Analysis” above.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2024
The following table provides information about outstanding Company equity awards for the named executive officers as of December 31,
2024. All amounts shown in the table reflect outstanding equity awards granted under the Equity Participation Plans.

2025 Notice and Proxy Statement▲61

Compensation Tables
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		OPTION AWARDS(1)				STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)(2)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(3)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(3)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(4)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(4)
Michael C. Greiner	12/3/2024	—	—	—	—	10,000	159,200	—	—
	10/29/2024	—	—	—	—	44,189	703,489	—	—
	3/6/2024	—	—	—	—	—	—	57,471	914,938
	3/6/2024	—	—	—	—	57,471	914,938	—	—
	3/6/2023	—	—	—	—	—	—	34,619	551,134
	3/6/2023	—	—	—	—	23,079	367,425	—	—
	3/4/2022	—	—	—	—	—	—	12,148	193,400
	3/4/2022	—	—	—	—	10,192	162,251	—	—
	5/7/2020	38,187	—	28.87	5/7/2030	—	—	—	—
Warren J. Machan	5/7/2020	10,501	—	28.27	4/1/2026	—	—	—	—
	5/8/2019	16,379	—	43.59	4/1/2026	—	—	—	—
	5/3/2018	7,305	—	52.10	4/1/2026	—	—	—	—
	5/5/2015	5,609	—	45.53	5/5/2025	—	—	—	—
	3/5/2015	4,994	—	45.47	3/5/2025	—	—	—	—
Kerr W. Holbrook	3/6/2024	—	—	—	—	—	—	36,573	582,242
	3/6/2024	—	—	—	—	36,573	582,242	—	—
	3/6/2023	—	—	—	—	—	—	24,233	385,789
	3/6/2023	—	—	—	—	16,155	257,194	—	—
	3/4/2022	—	—	—	—	—	—	5,145	81,913
	3/4/2022	—	—	—	—	4,316	68,716	—	—
	5/7/2020	5,919	—	28.87	5/7/2030	—	—	—	—
Mojirade A. James	3/6/2024	—	—	—	—	—	—	30,695	488,664
	3/6/2024	—	—	—	—	30,695	488,664	—	—
	3/6/2023	—	—	—	—	—	—	20,339	323,797
	3/6/2023	—	—	—	—	13,489	214,741	—	—
	3/4/2022	—	—	—	—	—	—	8,039	127,988
	3/4/2022	—	—	—	—	6,744	107,370	—	—
Sigfrido Delgado	5/13/2024	—	—	—	—	17,606	280,288	—	—
Joseph F. Woody	3/6/2024	—	—	—	—	—	—	137,147	2,183,380
	3/6/2024	—	—	—	—	137,147	2,183,380	—	—
	3/6/2023	—	—	—	—	—	—	86,547	1,377,828
	3/6/2023	—	—	—	—	57,698	918,557	—	—
	3/4/2022	—	—	—	—	—	—	32,157	511,942
	3/4/2022	—	—	—	—	26,978	429,484	—	—
	5/7/2020	135,183	—	28.87	5/7/2030	—	—	—	—
	5/8/2019	122,069	—	43.59	5/8/2029	—	—	—	—
	5/3/2018	103,433	—	52.10	5/3/2028	—	—	—	—
	5/3/2018	25,566	—	52.10	5/3/2028	—	—	—	—
	6/26/2017	149,053	—	39.93	6/26/2027	—	—	—	—

(1)
Stock options become exercisable in three annual installments of 30 percent, 30 percent and 40 percent, beginning on the first anniversary of the grant date. All options become exercisable for three years upon death or total and permanent disability and for the earlier of five years or the remaining term of the options, upon retirement of the officer. In addition, options generally become exercisable upon a termination of employment following a change of control, and options granted to the named executive officers are subject to the Executive Severance Plan. See “Potential Payments on Termination or Change of Control” below. The options may be transferred by the officers to family members or certain entities in which family members have interests.

(2)
The option price per share is equal to the closing price per share of the Company’s common stock on the grant date.

(3)
The amounts shown reflect outstanding TRSUs. The values are based on the closing price of our common stock on December 31, 2024 of  $15.92 per share.

(4)
The amounts shown reflect outstanding PRSUs. The values in these columns are based on the closing price of our common stock on December 31, 2024 of   $15.92 per share. The PRSUs issued in 2022 vested at 59.6% of target when they vested on March 4, 2025; the values for the 2022 PRSUs reflect that vesting percentage. The values for the PRSUs issued in 2023 and 2024 assume they will payout at target. As of December 31, 2024, the PRSUs issued in 2023, which will vest on March 6, 2026, were on pace to pay out at 76.6% of target and the PRSUs issued in 2024, which will vest on March 6, 2027, were on pace to pay out at 103.8% of target.

62▲2025 Notice and Proxy Statement

Compensation Tables
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Option Exercises and Stock Vested
The following table sets forth information concerning Company stock options exercised and stock awards vested during 2024 for the Company’s named executive officers.

OPTION EXERCISES AND STOCK VESTED IN 2024:
	OPTION AWARDS		STOCK AWARDS
NAME(1)	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)
Michael C. Greiner	—	—	41,594	789,672
Kerr W. Holbrook	—	—	24,316	462,063
Mojirade A. James	—	—	15,873	307,415
Joseph F. Woody(1)	—	—	130,566	2,481,121

(1)
Messrs. Machan and Delgado are not included in this table because they had no stock awards vest or options exercised in the year ended December 31, 2024.

(2)
The dollar amount in this column reflects the total pre-tax value received by Messrs. Greiner, Holbrook and Woody and Ms. James upon the vesting of TRSUs and PRSUs (i.e., the number of shares vested multiplied by the closing price of the Company’s common stock on the vesting date), including cash paid in lieu of fractional shares.

Pension Benefits
The Company does not offer a pension plan in the United States, and none of the Company’s executive officers participate in a Company pension plan.

Nonqualified Defined Compensation
The following table sets forth information concerning the Company’s non-qualified defined contribution plan for the Company’s named executive officers during 2024.

NAME	PLAN	COMPANY CONTRIBUTIONS IN 2024 ($)(1)	AGGREGATE EARNINGS IN 2024 ($)(2)	AGGREGATE BALANCE AT DECEMBER 31, 2024
Michael C. Greiner	Non-Qualified 401(k) Plan	34,671	12,281	165,839
Warren J. Machan(3)	Non-Qualified 401(k) Plan	—	—	—
Kerr W. Holbrook	Non-Qualified 401(k) Plan	17,910	5,363	79,362
Mojirade A. James	Non-Qualified 401(k) Plan	16,963	3,607	57,291
Sigfrido Delgado	Non-Qualified 401(k) Plan	202	(4)	198
Joseph F. Woody	Non-Qualified 401(k) Plan	76,663	59,685	754,742

(1)
Contributions consist of amounts accrued but not yet paid by the Company under the Non-Qualified 401(k) Plan. These amounts are included in the Summary Compensation Table and represent a portion of the Defined Contribution Plan Payments included in All Other Compensation.

(2)
The amounts in this column show the changes in the aggregate account balance for the Company’s named executive officers during 2024 that are not attributable to company contributions. Aggregate earnings are not included in the Summary Compensation Table because the earnings are not above-market or preferential.

(3)
Mr. Machan rendered his services during 2024 as a consultant pursuant to the Machan Consulting Agreement. As a non-employee, he was ineligible to participate in the Company’s Non-Qualified 401(k) Plan.

2025 Notice and Proxy Statement▲63

Compensation Tables
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Overview of Qualified and Non-Qualified Plans. The following is an overview of the Company’s qualified and non-qualified plans offered to our executive officers as of December 31, 2024.

	Avanos Medical 401(k) Plan	Avanos Medical Non-Qualified 401(k) Plan
Purpose	To assist employees in saving for retirement.	To provide benefits to the extent necessary to fulfill the intent of the 401(k) Plan without regard to the limitations imposed by the Code on qualified defined contribution plans.
Eligible participants	Most employees.	Salaried employees impacted by limitations imposed by the Code on the 401(k) Plan.
Is the plan qualified under the Code?	Yes.	No.
Can employees make contributions?	Yes.	No.
Does the Company make contributions or match employee contributions?	The Company matches 100% of employee contributions on the first 4% of eligible compensation and 50% of the next 2%.	The Company provides credit to the extent the Company’s contributions to the 401(k) Plan are limited by the Code.
When do account balances vest?	Immediately.	Immediately.
How are account balances invested?	Account balances are invested in certain designated investment options selected by the participant.	Account balances are credited with earnings and losses as if such account balances were invested in certain designated investment options selected by the participant.
When are account balances distributed?
Distributions of the participant’s vested account balance are only available after termination of employment. Loans, hardship and certain other withdrawals are allowed prior to termination of employment for certain vested amounts under the 401(k) Plan.
Distributions of the participant’s vested account balance are payable after termination of employment.
The Non-Qualified 401(k) Plan is not funded and represents a general obligation of the Company.
POTENTIAL PAYMENTS ON TERMINATION OR CHANGE OF CONTROL
The Company’s executive officers are eligible to receive certain benefits in the event of termination of employment, including following a change of control of the Company. This section describes various termination scenarios as well as the payments and benefits payable under those scenarios.

64▲2025 Notice and Proxy Statement

Compensation Tables
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Severance Benefits
The Company maintains two severance plans that cover its executive officers, depending on the circumstances that result in their termination. Those plans are the Executive Severance Plan, which is applicable when an executive officer’s employment terminates following a change of control, and the Severance Pay Plan, which is applicable in the event of certain other involuntary terminations. An executive officer may not receive severance payments under more than one of the plans described below.
Executive Severance Plan. The Compensation Committee is responsible for determining which key executives and other officers are eligible to participate in the Executive Severance Plan. Each of the Company’s named executive officers participates in the Executive Severance Plan (other than Joseph F. Woody, who retired as CEO and as a member of the Board on October 28, 2024, and Warren J. Machan, whose consulting agreement terminates on May 31, 2025). Under the Executive Severance Plan, in the event of a “Qualified Termination of Employment” (as described below), participating officers will each receive a cash payment in an amount equal to the sum of:
•
For the CEO, two and one-half times the sum of annual base salary and the target full annual cash incentive award for the year in which the Qualified Termination of Employment occurs, and for any other executive officer, two times the sum of annual base salary and the target full annual cash incentive award for the year in which the Qualified Termination of Employment occurs;

•
If the Qualified Termination of Employment occurs after March 31 of a given year, a prorated portion of the executive officer’s target full annual cash incentive award for that year based on the number of days worked by the executive officer during that year;

•
The value of the employer match each executive officer would have received if he or she had remained employed for an additional two years under the 401(k) Plan and the Non-Qualified 401(k) Plan; and

•
For the CEO, two and one-half times the value of the amount of COBRA premiums for medical and dental coverage and for any other executive officer, two times the value of the amount of COBRA premiums for medical and dental coverage.

•
In addition, any outstanding RSUs and stock option awards will become fully vested (with any performance-based vesting requirements deemed to have been achieved at target).

A “Qualified Termination of Employment” is a separation from service within two years following a change of control of the Company (as defined in the plan) either involuntarily without cause or by the participant with good reason (as defined in the plan). In addition, any involuntary separation from service without cause within one year before a change of control will also be determined to be a Qualified Termination of Employment if it is in connection with, or in anticipation of, a change of control.
The Executive Severance Plan provides that the executive officers are not entitled to a tax gross-up if they incur an excise tax due to the application of Section 280G of the Code. Instead, payments and benefits payable to an executive officer will be reduced to the extent doing so would result in the officer retaining a larger after-tax amount, taking into account the income, excise and other taxes imposed on the payments and benefits.
The form of Separation Agreement to be entered into with the executive officers in the event of a Qualified Termination of Employment provides that they will retain in confidence any confidential information known to them concerning the Company and the Company’s business so long as such information is not publicly disclosed.
Severance Pay Plan. The Company’s Severance Pay Plan generally provides eligible employees (including the Company’s named executive officers) severance payments and benefits in the event of certain involuntary terminations. Benefits under the Severance Pay Plan depend on the participants’ employee classification.
Under the Severance Pay Plan, if an executive officer’s employment was involuntarily terminated, he or she would receive:
•
For the CEO, two times the sum of annual base salary and the target full annual cash incentive award for the year in which the termination occurs, and for any other executive officer, one and one-half times the sum of annual base salary and the target full annual cash incentive award for the year in which the termination occurs,

•
Six months of COBRA premiums for medical coverage, and

2025 Notice and Proxy Statement▲65

Compensation Tables
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•
Six months of outplacement services and three months of participation in Avanos Medical’s employee assistance program.

Severance pay under the Severance Pay Plan will not be paid to any participant who is terminated for cause (as defined in the plan), is terminated during a period in which the participant is not actively at work for more than 25 weeks (except to the extent otherwise required by law), voluntarily quits or retires, dies or is offered a comparable position (as defined in the plan).
A named executive officer must execute a full and final release of claims against the Company within a specified period of time following termination to receive severance benefits under the Severance Pay Plan. If the release has been timely executed, severance benefits are payable as a lump sum cash payment no later than 60 days following the participant’s termination date.
Retirement, Death and Disability
Retirement. Retirement is defined as separation from service on or after the age of 60 with five years of service, or on or after age 55 with ten years of service. Years of service at Kimberly-Clark prior to our spin-off from that company are considered years of service for the definition of retirement. In the event of retirement, the Company’s named executive officers are entitled to receive:
•
Accelerated vesting of unvested stock options, and the options will be exercisable until the earlier of five years or the remaining term of the options,

•
PRSUs outstanding more than six months after the date of grant will vest pro rata based on attainment of the performance goal at the end of the performance period,

•
TRSUs will vest pro rata, based on the number of full days of employment during the restricted period prior to the participant’s termination of employment, payable within 70 days following the end of the performance period,

•
Annual incentive award payment under the annual cash incentive program as determined by the Compensation Committee in its discretion.

Death. In the event of death while an active employee, the following benefits are payable:
•
Accelerated vesting of unvested stock options, and the options will be exercisable until the earlier of three years or the remaining term of the options,

•
PRSUs outstanding more than six months after the date of grant will vest pro rata based on attainment of the performance goal at the end of the restricted period, payable within 70 days following the end of the performance period,

•
TRSUs will vest pro rata based on the number of full days of employment during the restricted period prior to the participant’s termination of employment, payable within 70 days following the end of the restricted period,

•
Annual incentive award payment under the annual cash incentive program, as determined by the Compensation Committee in its discretion, and

•
Payment of benefits under the Company’s group life insurance plan (which is available to all salaried employees in the United States) equal to two times the participant’s annual pay, up to $1 million (plus any additional coverage of three, four, five or six times the participant’s annual pay, in increments of up to $1 million each, purchased by the participant at group rates). The Company-provided and employee-purchased benefits cannot exceed $6 million.

Disability. In the event of a separation from service due to a total and permanent disability, as defined in the applicable plan, the Company’s named executive officers are entitled to receive:
•
Accelerated vesting of unvested stock options, and the options will be exercisable until the earlier of three years or the remaining term of the options,

•
PRSUs outstanding more than six months after the date of grant will vest pro rata based on attainment of the performance goal at the end of the restricted period, payable within 70 days following the end of the performance period,

•
TRSUs will vest pro rata based on the number of full days of employment during the restricted period prior to the participant’s termination of employment, payable within 70 days following the end of the performance period,

•
Annual incentive award payment under the annual cash incentive program, as determined by the Compensation Committee in its discretion,

•
Continuing coverage under the Company’s group life insurance plan (available to all

66▲2025 Notice and Proxy Statement

Compensation Tables
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U.S. salaried employees), with no requirement to make monthly contributions toward coverage during disability, and
•
Payment of benefits under the Company’s Long-Term Disability Plan (available to all U.S. salaried employees). Long-term disability under the plan would provide income protection of monthly base pay, ranging from a minimum monthly benefit of  $50 to a maximum monthly benefit of $20,000. Benefits are reduced by the amount of any other Company or government-provided income benefits received (but will not be lower than the minimum monthly benefit).

Potential Payments on Termination or Change of Control Table
The following table presents for each of our named executive officers (other than Joseph F. Woody, who retired as CEO and as a member of the Board on October 28, 2024, and Warren J. Machan, who is not a participant in the Executive Severance Plan) the approximate value of: (1) the severance benefits under the Executive Severance Plan if a Qualified Termination of Employment had occurred on December 31, 2024; (2) the severance benefits under the Severance Pay Plan if an involuntary termination had occurred on December 31, 2024; (3) the benefits that would have been payable in the event of such named executive officer’s death on December 31, 2024; and (4) the benefits that would have been payable in the event of such named executive officer’s total and permanent disability on December 31, 2024. If applicable, amounts in the table were calculated using the closing price of the Company’s common stock on December 31, 2024 of  $15.92 per share.
In his capacity as Interim CEO, Michael C. Greiner is treated as an “other executive officer” for purposes of the Executive Severance Plan and is therefore entitled to a two times multiplier in the event of a Qualified Termination of Employment.
Because none of the Company’s named executive officers were eligible to retire as of December 31, 2024, potential payments assuming retirement on that date are not included.
The value of benefits that already were vested as of December 31, 2024, such as vested but unexercised stock options and the balances of the executive officers’ accounts under the 401(k) Plan and Non-Qualified 401(k) Plan, are not included in the table. The amounts presented in the table are in addition to such amounts. For information about these previously earned and accrued amounts, see the “Summary Compensation Table,” “Outstanding Equity Awards,” “Option Exercises and Stock Vested,” and “Nonqualified Deferred Compensation.”

2025 Notice and Proxy Statement▲67

Compensation Tables
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NAME	CASH PAYMENT ($)	EQUITY WITH ACCELERATED VESTING(1) ($)	ADDITIONAL RETIREMENT BENEFITS(2) ($)	CONTINUED BENEFITS AND OTHER AMOUNTS(3)(4) ($)	TOTAL ($)
Michael C. Greiner
Qualified Termination of Employment in connection with a Change in Control(5)	3,281,350	3,853,446	—	57,736	7,192,531
Involuntary termination absent a Change in Control(6)	2,026,716	—	—	61,741	2,088,457
Death(7)(8)	1,579,062	1,445,664	—	—	3,024,726
Disability	579,062	1,445,664	—	—	2,024,726
Warren J. Machan(9)
Qualified Termination of Employment in connection with a Change in Control	—	—	—	—	—
Involuntary termination absent a Change in Control	—	—	—	—	—
Death	—	—	—	—	—
Disability	—	—	—	—	—
Kerr W. Holbrook
Qualified Termination of Employment in connection with a Change in Control(5)	1,975,000	1,892,128	—	43,302	3,910,430
Involuntary termination absent a Change in Control(6)	1,237,500	—	—	47,307	1,284,807
Death(7)(8)	1,255,000	843,644	—	—	2,098,644
Disability	325,000	843,644	—	—	1,168,644
Mojirade A. James
Qualified Termination of Employment in connection with a Change in Control(5)	1,791,700	1,682,206	—	15,247	3,489,153
Involuntary termination absent a Change in Control(6)	1,131,600	—	—	19,252	1,150,852
Death(7)(8)	1,230,500	824,678	—	—	2,055,178
Disability	282,900	824,678	—	—	1,107,578
Sigfrido Delgado
Qualified Termination of Employment in connection with a Change in Control(5)	1,767,000	280,288		43,301	2,090,589
Involuntary termination absent a Change in Control(6)	1,116,000	—		47,307	1,163,307
Death(7)(8)	1,279,000	59,385			1,338,385
Disability	279,000	59,385			338,385

(1)
Assumes that unvested PRSUs vest at target level.

(2)
Includes the value of two additional years of employer contributions under the 401(k) Plan and the Non-Qualified 401(k) Plan, pursuant to the terms of the Executive Severance Plan.

(3)
For a Qualified Termination of Employment in connection with a Change in Control, includes an amount equal to 24 months of COBRA medical and dental coverage for each individual named in the table.

(4)
For an involuntary termination absent a Change in Control, includes six months of COBRA medical coverage and outplacement services and three months of employee assistance program.

(5)
Represents amounts payable under the Executive Severance Plan.

(6)
Benefits payable under the Severance Pay Plan.

(7)
Balances in each executive’s accounts under the 401(k) Plan and the Non-Qualified 401(k) Plan are excluded because the payout of those balances upon death is a benefit available to all U.S. salaried employees.

68▲2025 Notice and Proxy Statement

Compensation Tables
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(8)
For death, includes the payment of benefits under the Company’s group life insurance plan (which is available to all U.S. salaried employees). For death and disability, assumes the Compensation Committee would approve payment under the annual cash incentive program for 2024 at the actual award level discussed in Compensation Discussion and Analysis. The cost of continued coverage under the Company’s group life insurance plans has been excluded from the table because the benefit is available to all U.S. salaried employees and does not discriminate in scope or terms or operation in favor of our named executive officers. Figures also do not include benefits payable under Avanos Medical’s Long-Term Disability Plan (which is available to all U.S. salaried employees), the value of which would be dependent on the life span of the Company’s named executive officer and the value of any Company or government-provided income benefits received.

(9)
Mr. Machan does not participate in the Executive Severance Plan.

Mr. Woody retired as CEO and as a member of the Board on October 28, 2024. Pursuant to the Woody Separation and Consulting Agreement, Mr. Woody will serve as a consultant to the Company through April 30, 2025. During Mr. Woody’s engagement as a consultant, he will receive consulting fees in the amount of $84,618.10 per month. Pursuant to the Woody Separation and Consulting Agreement, the Company paid Mr. Woody his annual bonus for 2024 on March 7, 2025, the same time the Company paid annual bonuses to its senior executives. In addition, the Company will pay 100% of Mr. Woody’s monthly COBRA premiums for a period of 12 months following his retirement.
Unless the Company terminates the Woody Separation and Consulting Agreement for cause, the cessation of Mr. Woody’s consulting services at the end of the consulting period will be deemed to qualify as a “Retirement” for purposes of the 2021 Plan. Accordingly, under the terms of Mr. Woody’s outstanding equity awards, his vested stock options will remain exercisable for five years following the end of the consulting period (or until their normal expiration date, if earlier), his TRSUs will vest pro rata at the end of the consulting period, and his PRSUs will vest after the end of the relevant performance period based on the Company’s actual performance against the relevant performance goals.

PAY VERSUS PERFORMANCE
As required by Item 402(v) of the SEC’s Regulation S-K, which was mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the following table provides information regarding the relationship between total executive compensation, executive “compensation actually paid” and the Company’s performance during the fiscal years ended December 31, 2024, 2023, 2022, 2021 and 2020.
For further information regarding our executive compensation programs, the metrics the Compensation Committee used to set executive compensation for 2024 (which are different than the financial metrics we are required to include in the tables and discussion below) and our pay-for-performance philosophy, please refer to “Compensation Discussion and Analysis.”

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1) ($)		COMPENSATION ACTUALLY PAID TO PEO(4)(5) ($)		AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs(2)(3) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs(4)(5) ($)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET (LOSS) INCOME ($ MILLIONS)	COMPANY- SELECTED MEASURE (ADJUSTED EBITDA) ($ MILLIONS)(7)
	CEO	Former CEO	CEO	Former CEO			TOTAL SHAREHOLDER RETURN ($)	PEER GROUP TOTAL SHAREHOLDER RETURN ($)(6)
2024	4,701,549	7,494,709	3,301,414	4,734,250	1,308,561	979,563	47.24	145.73	(392.1)	107.6
2023		7,214,563		4,021,729	2,042,671	1,337,378	66.56	144.25	(61.8)	98.9
2022		6,872,373		3,044,683	1,699,496	1,173,629	80.30	138.60	50.5	91.2
2021		5,478,186		411,369	1,251,965	744,420	102.88	148.42	6.3	40.0
2020		7,550,729		11,184,189	1,630,304	1,908,512	136.14	115.68	(29.0)	87.0
(1)
Michael C. Greiner and Joseph F. Woody served as the Company’s principal executive officer (“PEO”) for the fiscal year ended December 31, 2024. Joseph F. Woody was the PEO for the fiscal years ended December 31, 2023, 2022, 2021 and 2020.

(2)
Warren J. Machan and Michael C. Greiner served as the Company’s principal financial officer for the fiscal year ended December 31, 2024.

(3)
The Company’s named executive officers other than the PEO (the “Non-PEO NEOs”) for the fiscal years ended December 31, 2024, 2023, 2022, 2021 and 2020 are set forth below:

2025 Notice and Proxy Statement▲69

Compensation Tables
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Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021	Fiscal Year 2020
Michael C. Greiner Warren J. Machan Kerr W. Holbrook Mojirade A. James Sigfrido Delgado	Michael C. Greiner Kerr W. Holbrook Mojirade A. James Sudhakar Varshney William D. Haydon	Michael C. Greiner Mojirade A. James David E. Ball William D. Haydon Kerr W. Holbrook	Michael C. Greiner David E. Ball William D. Haydon Kerr W. Holbrook	Michael C. Greiner David E. Ball Arjun R. Sarker William D. Haydon John W. Wesley

(4)
The following table shows, for the amounts disclosed above under “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs,” each of the amounts deducted and added to calculate: (i) the “compensation actually paid” to our PEO and (ii) the average “compensation actually paid” to our Non-PEO NEOs for each of the fiscal years ended December 31, 2024, 2023, 2022, 2021 and 2020:

	FISCAL YEAR 2024			FISCAL YEAR 2023		FISCAL YEAR 2022		FISCAL YEAR 2021		FISCAL YEAR 2020
	PEO		AVERAGE NON-PEO NEO COMPENSATION	PEO	AVERAGE NON-PEO NEO COMPENSATION	PEO	AVERAGE NON-PEO NEO COMPENSATION	PEO	AVERAGE NON-PEO NEO COMPENSATION	PEO	AVERAGE NON-PEO NEO COMPENSATION
	CEO	Former CEO
Total Compensation	$4,701,549	$7,494,709	$1,308,561	$7,214,563	$2,042,671	$6,872,373	$1,699,496	$5,478,186	$1,251,965	$7,550,729	$1,630,304
Adjustments for Defined Benefit and Actuarial Plans
Pension Value	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current Year Pension Value and Change in Pension Value Attributable to Amendments Made in the Current Year	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Adjustments for Defined Benefit and Actuarial Plans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjustments for Stock and Option Awards
Summary Compensation Table Amounts	$(3,390,287)	$(5,249,987)	$(731,250)	$(5,000,686)	$(1,059,154)	$(4,500,000)	$(913,826)	$(3,801,785)	$(633,623)	$(5,076,267)	$(684,909)
Unvested Value of Equity Granted During the Fiscal Year	$2,704,155	$4,394,417	$608,917	$3,646,960	$772,432	$3,650,069	$732,449	$2,794,114	$465,680	$9,180,281	$943,602
Change in Fair Value of Equity Outstanding at the Beginning and End of the Period	$(575,598)	$(1,469,608)	$(174,745)	$(1,314,073)	$(196,007)	$(1,876,784)	$(199,872)	$(3,052,995)	$(303,967)	$645,042	$22,314
Change in Value for Awards Vested During the Fiscal Year	$(138,405)	$(435,281)	$(31,920)	$(525,035)	$(25,698)	$(1,100,975)	$(50,413)	$(1,006,151)	$(35,635)	$(1,115,596)	$90,146
Awards Forfeited During the Fiscal Year	$—	$—	$—	$—	$(196,866)	$—	$(94,205)	$—	$—	$—	$(92,945)
Total Adjustments for Stock and Option Awards	$(1,400,135)	$(2,760,459)	$(328,998)	$(3,192,834)	$(705,293)	$(3,827,690)	$(525,867)	$(5,066,817)	$(507,545)	$3,633,460	$278,208
Actual Compensation Paid	$3,301,414	$4,734,250	$979,563	$4,021,729	$1,337,378	$3,044,683	$1,173,629	$411,369	$744,420	$11,184,189	$1,908,512
(5)
The fair value of each equity award was re-measured on each vesting date and/or year-end, as applicable, in accordance with Accounting Standards Codification (ASC) Topic 718. The assumptions used in the valuation of each type of award are summarized below:

•
Time-based restricted stock units: The fair value of TRSUs was based on the Company’s closing stock price on each measurement date.

•
Non-qualified stock options: The fair value of non-qualified stock options was determined using a Black-Scholes option pricing model with the following assumptions:

Year	2020	2021	2022	2023
Volatility	41%	43%	44%	44%
Risk Free Rate	0.3% to 2.7%	0.3% to 2.8%	0.3% to 2.3%	0.3%
Expected Term	4 years	5 years	5 years	5 years
Dividend Yield	—%	—%	—%	—%
Fair Values	$6.47 to $22.85	$11.22 to $19.77	$7.67 to $10.26	$7.71
70▲2025 Notice and Proxy Statement

Compensation Tables
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•
Performance-based restricted stock units: PRSU awards for which vesting was conditioned on meeting a defined measure of total shareholder return (“TSR”) were issued in 2018, 2019 and 2021. The PRSUs issued in 2018 and 2019 would have vested at the end of 2020 and 2021, respectively, had the relevant TSR measures been met. None of such PRSUs vested. The PRSUs issued in 2021 vested in 2024 at 79.8% of target. The fair value for PRSUs was determined using a Monte Carlo simulation using the following assumptions:

Year	2019	2020	2021
Peer group average volatility	31%	51%	n/a
Risk Free Rate	1.6%	0.1%	n/a
Fair Values	$2.27 to $15.42	$0 to $33.65	$0

(6)
For purposes of determining the TSR of the Company’s peer group, the Company uses the S&P 500 Health Care Equipment and Services Index, which is one of the published industry indexes used by the Company to report on the performance of its common stock in its Annual Report on Form 10-K for the year ended December 31, 2024.

(7)
The “Company-Selected Measure” is adjusted EBITDA, which in the Company’s assessment represents the most important financial performance measure (that is not otherwise required to be disclosed in the above table) used by the Company to link compensation actually paid to the Company’s named executive officers, for the year ended December 31, 2024, to Company performance. Adjusted EBITDA is a non-GAAP financial measure. A description of this measure and a reconciliation of adjusted EBITDA to the most directly comparable GAAP financial measures is provided in Appendix A to this proxy statement. Adjusted EBITDA for the fiscal years ended December 31, 2024, 2023, 2022 and 2021 reflects the Company’s financial results from continuing operations. Adjusted EBITDA for the fiscal year ended December 31, 2020 reflects the Company’s consolidated financial results.

2025 Notice and Proxy Statement▲71

Compensation Tables
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List of Most Important Financial Measures
The three other financial performance measures which in the Company’s assessment represent the most important financial performance measures used by the Company to link compensation actually paid to the Company’s named executive officers, for the year ended December 31, 2024, to Company performance are:
•
Adjusted EBITDA;

•
Net sales;

•
Adjusted diluted earnings per share (“Adjusted EPS”); and

•
Return on invested capital (“ROIC”).

Adjusted EPS and ROIC are non-GAAP financial measures. A reconciliation of Adjusted EPS to the most directly comparable GAAP financial measures is provided in Appendix A to this proxy statement. A reconciliation of ROIC to the most directly comparable GAAP financial measures is provided in Appendix B to this proxy statement.
Set forth below is a table which shows the following for the year ended December 31, 2024: (i) net sales; (ii) Adjusted EPS; (iii) ROIC; and (iv) adjusted EBITDA (the Company-selected measure).

YEAR	NET SALES ($ MILLIONS)*	ADJUSTED EPS ($)*	RETURN ON INVESTED CAPITAL (%)*	COMPANY-SELECTED MEASURE (ADJUSTED EBITDA) ($ MILLIONS)*
2024	$687.8	$1.35	5.1%	$107.6

*
Net sales, adjusted EPS, ROIC and adjusted EBITDA reflect the Company’s financial results from continuing operations for the year ended December 31, 2024.

Relationships Between Compensation Actually Paid and TSR, Net Income and Adjusted EBITDA
The following charts describe the relationships:
•
Between: (i) the executive compensation actually paid by the Company to the PEO and the average of the executive compensation actually paid to the Non-PEO NEOs; (ii) the Company’s cumulative TSR across the fiscal years ended December 31, 2020, 2021, 2022, 2023 and 2024 (iii) the cumulative TSR of our peer group across the fiscal years ended December 31, 2020, 2021, 2022, 2023 and 2024;

•
Between: (i) the compensation actually paid by the Company to the PEO and the average of the executive compensation actually paid to the Non-PEO NEOs and (ii) the Company’s net income over the fiscal years ended December 31, 2020, 2021, 2022, 2023 and 2024; and
•
Between: (i) the executive compensation actually paid by the Company to the PEO and the average of the executive compensation actually paid to the Non-PEO NEOs and (ii) the Company’s adjusted EBITDA (the Company’s company-selected measure) over the fiscal years ended December 31, 2020, 2021, 2022, 2023 and 2024.

72▲2025 Notice and Proxy Statement

Compensation Tables
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COMPENSATION ACTUALLY PAID VS. CUMULATIVE TSR
Compensation Actually Paid ($ Thousands)
12,000
10,000
8,000
6,000
4,000
2,000
-
Total Shareholder Return on Investment of $100 ($)
200.00
180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
20.00
-
2020
2021
2022
2023
2024
Comp. Actually Paid to PEO(1)
Average Comp. Actually Paid to Non-PEO NEOs
Avanos Cumulative Total Shareholder Return
Peer Group Cumulative Total Shareholder Return

(1)
During the year ended December 31, 2024, Michael C. Greiner and Joseph F. Woody served as the Company’s PEO. The Compensation Actually Paid to the PEO for 2024 was calculated using the compensation provided to each of Mr. Greiner and Mr. Woody for the time he served as PEO and combining those figures.

COMPENSATION ACTUALLY PAID VS. NET INCOME
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Compensation Actually Paid ($ Thousands)
$100,000
$50,000
$-
$(50,000)
$(100,000)
$(150,000)
$(200,000)
$(250,000)
$(300,000)
$(350,000)
$(400,000)
$(450,000)
Net Income ($ Thousands)
2020
2021
2022
2023
2024
Comp. Actually Paid to PEO(1)
Average Comp. Actually Paid to Non-PEO NEOs
Net Income

(1)
During the year ended December 31, 2024, Michael C. Greiner and Joseph F. Woody served as the Company’s PEO. The Compensation Actually Paid to the PEO for 2024 was calculated using the compensation provided to each of Mr. Greiner and Mr. Woody for the time he served as PEO and combining those figures.

2025 Notice and Proxy Statement▲73

Compensation Tables
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COMPENSATION ACTUALLY PAID VS. ADJUSTED EBITDA(1)
12,000
10,000
8,000
6,000
4,000
2,000
-
Compensation Actually Paid ($ Thousands)
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
Adjusted EBITDA ($ Thousands)
2020
2021
2022
2023
2024
Comp. Actually Paid to PEO(2)
Average Comp. Actually Paid to Non-PEO NEOs
Adjusted EBITDA

(1)
Adjusted EBITDA for the fiscal years ended December 31, 2024, 2023, 2022 and 2021 reflects the Company’s financial results from continuing operations. Adjusted EBITDA for the fiscal year ended December 31, 2020 reflects the Company’s consolidated financial results.

(2)
During the year ended December 31, 2024, Michael C. Greiner and Joseph F. Woody served as the Company’s PEO. The Compensation Actually Paid to the PEO for 2024 was calculated using the compensation provided to each of Mr. Greiner and Mr. Woody for the time he served as PEO and combining those figures.

RATIO OF CEO COMPENSATION TO MEDIAN EMPLOYEE COMPENSATION
The 2024 compensation disclosure ratio of the median annual total compensation of all Company employees worldwide to the annual total compensation of the Company’s PEO is as follows:

Category	2024 Total Compensation and Ratio ($)
Annual total compensation of the PEO (A)(1)	7,029,177
Median annual total compensation of all employees worldwide (excluding the PEO) (B)	9,963
Ratio of A to B	706.1

(1)
During the year ended December 31, 2024, Michael C. Greiner and Joseph F. Woody served as the Company’s PEO. The annual total compensation of the PEO for 2024 was calculated using the compensation provided to each of Mr. Greiner and Mr. Woody for the time he served as PEO and combining those figures.

For 2024, we used the same median employee who was identified in 2023 since there has been no change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change in the pay ratio disclosure. The Company identified the median employee by examining the following compensation elements for all individuals, excluding the PEO: current base salary, 2024 bonus paid in 2025, grant date value of 2024 long-term incentive grants, trailing 12 months of commissions and overtime. The Company determined the median employee based on its workforce as of December 31, 2023, and included all full-time and part-time employees. After identifying the median employee, who is based in Mexico, the Company calculated annual total compensation for such employee using the same methodology used for named executive officers as set forth in the Summary Compensation Table.
The Company’s compensation disclosure ratio may not be comparable to those disclosed by other companies based on a number of factors, including differences in employee populations, different geographic distributions of employees, and the nature of the companies’ businesses.

74▲2025 Notice and Proxy Statement

PROPOSAL 4.
APPROVAL OF AMENDMENT TO OUR 2021 LONG TERM INCENTIVE PLAN
We are seeking stockholder approval of an amendment to the Avanos Medical, Inc. 2021 Equity Participation Plan, as amended (the “2021 Plan”), to increase the number of shares of our common stock reserved for issuance thereunder by 2,250,000 shares. Except for the proposed increase in the number of shares authorized under the 2021 Plan, the amendment does not change any provisions of the 2021 Plan, which was approved by stockholders at the 2021 Annual Meeting. On March 7, 2025, our Board, acting on the recommendation of the Compensation Committee, unanimously adopted and approved this amendment to the 2021 Plan, subject to obtaining the approval of our stockholders at the 2025 Annual Meeting.
The 2021 Plan serves as the successor to our Amended and Restated Equity Participation Plan (the “Prior Plan”). The Company will not grant any additional awards under the Prior Plan.
A total of 1,000,000 shares were originally reserved for issuance pursuant to the grant of new awards under the 2021 Plan, plus up to approximately 2,489,976 shares shares underlying awards that were outstanding as of the effective date of the 2021 Plan and are subsequently forfeited. In 2023, our stockholders approved a proposal to increase the number of shares reserved for issuance under the 2021 Plan by 1,250,000 shares. As of February 28, 2025, awards with respect to approximately 2,420,242 shares of our common stock had been made under the 2021 Plan.
As of February 28, 2025, approximately 788,487 shares of our common stock were available for future awards under the 2021 Plan. The Compensation Committee believes the number of shares available for future awards under the 2021 Plan will not be sufficient to make the grants it believes will be needed over the next few years to provide adequate long-term equity incentives to our key employees, consultants, and advisors. Considering our historical grant practices, the Company believes it have been judicious in its share usage under the Prior Plan and the 2021 Plan, and mindful of potential stockholder dilution.
If this proposal is approved, the total number of shares of our common stock available for future awards under the 2021 Plan at February 28, 2025 would increase from approximately 788,487 shares (or 1.7% of the Company’s outstanding common stock as of that date) to approximately 3,038,487 shares (or 6.6% of the Company’s outstanding shares as of that date). The Compensation Committee has considered the potential dilution resulting from the proposed amendment to the 2021 Plan and believes such potential dilution levels are within normal competitive ranges.
Approval of the proposed amendment will enable the Company to continue making equity compensation grants that serve as incentives to recruit and retain key employees and to continue aligning the interests of its employees with stockholders.
A summary of the 2021 Plan is set out below. This summary is qualified in its entirety by the full text of the 2021 Plan, which is attached to this proxy statement as Appendix C.

2025 Notice and Proxy Statement▲75

PROPOSAL 4. APPROVAL OF AMENDMENT TO OUR 2021 LONG TERM INCENTIVE PLAN
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Key Data Relating to Outstanding Equity Awards and Shares Available for Issuance
The following table includes information regarding outstanding equity awards and shares available for future awards under the 2021 Plan as of February 28, 2025:

Shares reserved for issuance under 2021 Plan(1)	2,250,000
Total shares underlying TRSUs awarded under 2021 Plan(2)	(1,545,567)
Total shares underlying PRSUs awarded under 2021 Plan(3)	(874,675)
Shares underlying options awarded under 2021 Plan(4)	—
Forfeitures since adoption of 2021 Plan	958,729
Total shares currently available for grant of new awards	788,487
Common stock outstanding as of February 28, 2025	46,003,150
Market price of Common Stock as of February 28, 2025	$15.05

(1)
Excludes approximately 2,489,976 shares underlying awards under the Prior Plan as of April 29, 2021.

(2)
As of February 28, 2025, zero TRSUs were outstanding under the Prior Plan.

(3)
As of February 28, 2025, zero PRSUs were outstanding under the Prior Plan.

(4)
As of February 28, 2025, approximately 974,973 stock options were outstanding under the Prior Plan with a weighted average exercise price of  $39.44 and a weighted average remaining contractual life of 2.87 years.

Data Relating to Historical Equity Grants
We manage our equity incentive plans by limiting the number of shares subject to equity awards that the Company grants annually, commonly referred to as the burn rate. Burn rate shows how rapidly a company is depleting its shares reserved for issuance under its equity compensation plans. We define burn rate as the number of TRSUs,
PRSUs and stock options granted under the Prior Plan and the 2021 Plan, divided by the weighted average number of shares of Common Stock outstanding at the end of the relevant fiscal year. The following table sets forth the burn rate under the 2021 Plan for the past three fiscal years:

	TRSU Grants	PRSU Grants	Stock Option Grants	Total Shares Granted	Weighted Average Shares Outstanding	Burn Rate
Fiscal 2024	643,596	369,354	—	1,012,950	46,003,492	2.20%
Fiscal 2023	399,439	312,796	—	712,235	46,592,236	1.53%
Fiscal 2022	362,561	192,525	—	555,086	46,931,064	1.18%
Average	468,532	291,558	—	760,090	46,505,597	1.63%
An additional metric we use to measure the cumulative impact of the Prior Plan and the 2021 Plan is overhang. We define overhang as the sum of the number of unvested TRSUs, PRSUs and stock options granted under the Prior Plan and the 2021 Plan plus the number of shares available to be granted under the 2021 Plan, divided by the sum of the total number of shares of Common Stock outstanding, plus the number of unvested TRSUs, PRSUs and stock options granted under the Prior Plan and the 2021 Plan plus the number of shares available to be granted under the 2021 Plan. If this proposal is approved, our overhang would increase from approximately 5.1% to approximately 9.3%, and then would be expected to decline as TRSUs, PRSUs and stock options vest. Based upon historical grant practices, we expect that the 2,250,000 shares to be added to the 2021 Plan, in combination with the shares that currently remain available for issuance plus shares added back to the 2021 Plan from forfeitures of awards previously granted under the Prior Plan or the 2021 Plan, should satisfy the Company’s equity compensation needs for approximately two years. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the 2021 Plan while minimizing stockholder dilution.

76▲2025 Notice and Proxy Statement

PROPOSAL 4. APPROVAL OF AMENDMENT TO OUR 2021 LONG TERM INCENTIVE PLAN
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Purpose of the Proposed Amendment
We believe the ability to grant competitive equity awards is a necessary and powerful recruiting and retention tool for us to hire and retain the highly qualified personnel we need to move our business forward. We believe that without an increase in the shares available for issuance under the 2021 Plan, our ability to attract and retain highly qualified personnel would be adversely affected, which in turn could hamper our plans for growth and adversely affect our ability to operate our business. In addition, if we are unable to grant competitive equity awards, we may be required to offer additional cash-based incentives to replace equity as a means of competing for talent.
The amended 2021 Plan will be effective on the date stockholder approval is obtained. We intend to register the additional shares authorized for issuance under the amended 2021 Plan under the Securities Act of 1933, as amended. If our stockholders do not approve the proposed amendment, the current version of the 2021 Plan will remain in effect.
With the exception of Joseph F. Woody, who retired as our CEO and as a member of the Board on October 28, 2024, and Warren J. Machan, who is not entitled to equity compensation pursuant to the Machan Consulting Agreement, our named executive officers have an interest in this proposal because they are eligible to receive awards under the 2021 Plan.
Summary of the 2021 Plan
Purpose and Eligibility. The 2021 Plan is intended to aid in attracting and retaining highly qualified personnel and to encourage those persons who materially contribute to the success of the Company (by managerial, scientific or other innovative means) to acquire an ownership interest in the Company, thereby increasing their motivation for and interest in the Company’s long-term success. As of February 28, 2025, approximately 120 employees, consultants and advisors are eligible to participate in the 2021 Plan.
Administration. The 2021 Plan is administered by the Compensation Committee. The Committee has the power, in its discretion, to grant awards under the 2021 Plan, to select the individuals to whom awards are granted, to determine the number of shares of common stock subject to each award and the terms of the grants, to interpret the provisions of the 2021 Plan and to otherwise administer the 2021 Plan. The Compensation Committee may delegate all or any of its responsibilities and powers under the 2021 Plan to a special committee consisting of one or more directors who may not need not be officers of the Company, except its authority or responsibility with regard to awards to persons subject to Section 16 of the Exchange Act.
Permissible Awards. The 2021 Plan authorizes the granting of awards in any of the following forms:
•
Market-priced options to purchase shares of our common stock, which may be designated under the Internal Revenue Code of 1986, as amended from time to time (the Code), as non-statutory stock options (which may be granted to all participants) or incentive stock options (which may be granted to officers and employees, but not to participants who are not employees);

•
Stock appreciation rights, which give the holder the right to receive the difference (payable in cash or stock, as specified in the award agreement) between the fair market value per share of our common stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);

•
Restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee;

•
Restricted stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property as specified in the award agreement) at a designated time in the future and subject to any vesting requirement as may be set by the Compensation Committee;

•
Performance awards, which represent the right to receive payment of a number of shares of common stock or an amount in cash, based on achievement of specified performance goals during a specified performance period, as established by the Compensation Committee and

•
Other stock-based awards that are payable or valued, in whole or in part, by reference to, or otherwise based on, shares of Common Stock, or other rights or securities that are convertible or exchangeable into

2025 Notice and Proxy Statement▲77

PROPOSAL 4. APPROVAL OF AMENDMENT TO OUR 2021 LONG TERM INCENTIVE PLAN
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shares of common stock, on such terms and conditions as the Compensation Committee determines.
Shares Available for Awards. The total number of shares of common stock currently available for issuance under the 2021 Plan is 2,250,000 shares, plus a number of additional shares (not to exceed 2,489,976) underlying awards outstanding as of April 29, 2021 (the effective date of the 2021 Plan) under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. The amendment to the 2021 Plan would add another 2,250,000 shares to the 2021 Plan. In addition, the amendment to the 2021 Plan would increase the maximum number of shares that may be issued upon exercise of incentive stock options from 2,250,000 to 4,500,000. Shares of common stock issued under the 2021 Plan may be either authorized but unissued shares, treasury shares or shares acquired on the open market.
Share Counting. Shares subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will again be available for future grants of awards under the 2021 Plan. To the extent that the full number of shares subject to a full-value award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued shares originally subject to the award will be added back to the plan share reserve. Shares delivered by the participant or withheld from an award to satisfy tax withholding requirements, and shares delivered or withheld to pay the exercise price of an option, will not replenish the plan share reserve. For SARs settled in shares, the full number of shares underlying the award (rather than any lesser number based on the net number of shares actually delivered upon exercise) will count against the plan share reserve. The Compensation Committee may grant awards under the 2021 Plan in substitution for awards held by employees of another entity who become employees of the Company as a result of a business combination, and such substitute awards will not count against the plan share reserve.
Minimum Vesting Requirements. Except in the case of awards issued in lieu of fully-vested cash awards and substitute awards granted in a business combination, full-value awards, options and SARs issued under the 2021 Plan are subject to a minimum vesting period of one year. However, the Compensation Committee may at its discretion, grant full-value awards, options and SARs without the minimum vesting requirements described above with respect to awards covering 5% or fewer of the total number of shares authorized under the 2021 Plan. In addition, the minimum vesting requirement does not apply to accelerated exercisability or vesting of any award in cases of death, disability, a change in control, or a qualifying termination following a change in control.
Treatment of Awards upon a Change in Control. The 2021 Plan provides that, if pending a Change of Control, the Compensation Committee determines that the Company’s common stock will cease to exist without an adequate replacement security that preserves the economic rights and positions of the participants in the 2021 Plan (for example, as a result of the failure of the acquiring company to assume outstanding awards), then all options and SARs will become exercisable, in a manner deemed fair and equitable by the Committee, immediately prior to the consummation of the Change of Control. In addition, the restrictions on all restricted shares will lapse and all RSUs, performance awards and other stock-based awards will vest immediately prior to the consummation of the Change of Control and will be settled upon the Change of Control (with any performance-based awards deemed earned at the target level).
In the event a participant’s employment or service is terminated within two years following a Change of Control, other than by reason of death or disability, a termination by us for “cause,” or a resignation by the participant without “good reason” (as such terms are defined in the 2021 Plan), any option held by the participant will become exercisable immediately.
If any amounts payable under the Plan constitute a parachute payment under Section 280G of the tax code, the Plan provides that the amounts will be reduced to the extent necessary to provide the participant with the greatest aggregate net after tax receipt.
Adjustments. In the event there are any changes in the common stock or the capitalization of the Company through a merger, acquisition, consolidation, reorganization, spin-off, stock dividend, extraordinary cash dividend or other corporate transaction, appropriate adjustments and changes shall be made by the Committee, to the extent necessary to preserve the benefit to the participant, to reflect such changes in; (i) the aggregate and maximum number of shares subject to the Plan, Plan; (ii) the number of shares and the option price or grant price per share of all shares of common stock subject to outstanding options and SARs; (iii) the maximum number of

78▲2025 Notice and Proxy Statement

PROPOSAL 4. APPROVAL OF AMENDMENT TO OUR 2021 LONG TERM INCENTIVE PLAN
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shares of common stock covered by awards which may be granted pursuant to delegated authority within any calendar year period; (iv) the number of restricted shares, RSUs, performance awards and other stock-based awards awarded to participants; and (v) any other provisions of the Plan and individual awards as may be necessary and equitable to carry out the foregoing purposes.
Amendment and Termination of the 2021 Plan. No awards may be granted under the 2021 Plan after the tenth anniversary of the effective date of the plan (or, if the amendment to the 2021 Plan is approved, the tenth anniversary of the effective date of the amendment). The Compensation Committee may at any time amend, suspend, or discontinue the 2021 Plan, or alter any awards and award agreements under the 2021 Plan, the to extent permitted by law and the rules of any stock exchange on which the Common Stock is listed. However, no such amendment, suspension or discontinuance may be made without first obtaining stockholder approval, if required. No amendment, suspension or discontinuance of the 2021 Plan may, without the consent of the participant, adversely alter or change the any of the rights or obligations under any awards or other rights previously granted the participant.
Prohibition on Repricing. Without the prior consent of the Company’s stockholders, outstanding stock options and SARs cannot be repriced, directly or indirectly, nor may stock options or SARs be cancelled in exchanged for stock options or SARs with an exercise or base price that is less than the exercise price or base price of the original stock options or SARs. In addition, the Company may not, without the prior approval of stockholders, repurchase an option or stock appreciation right for value from a participant if the current market value of the underlying stock is lower than the exercise price per share of the option or stock appreciation right.
Limitations on Transfer. Awards granted under the 2021 Plan generally are not transferable other than by will or the laws of descent and distribution, and may be exercisable only by the participant during his or her lifetime. Except as determined by the Compensation Committee, no benefit payable under or interest in the 2021 Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge.
Clawback Policy. Awards under the 2021 Plan are subject to recoupment pursuant to the Company’s Incentive Compensation Clawback Policy.
Federal Income Tax Consequences
The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2021 Plan. It is based upon laws, regulations, rulings, and decisions now in effect, all of which are subject to change. State, local, and ex-U.S. income tax consequences are not discussed and may vary from jurisdiction to jurisdiction.
Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the 2021 Plan. When the optionee exercises a nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price and the Company will be allowed a corresponding federal income tax deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain depending on how long the shares were held.
Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price and the Company will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m). While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

2025 Notice and Proxy Statement▲79

PROPOSAL 4. APPROVAL OF AMENDMENT TO OUR 2021 LONG TERM INCENTIVE PLAN
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Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2021 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock) and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock) and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.
Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property) and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of cash, stock, or other property in settlement of a performance award, the participant will recognize ordinary income equal to the value of the cash, stock, or other property received and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
Code Section 409A. The 2021 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Code Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and stock appreciation rights that comply with the terms of the 2021 Plan, are designed to be exempt from the application of Code Section 409A. Restricted stock units and performance awards granted under the 2021 Plan would be subject to Code Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Code Section 409A in order to avoid early taxation and penalties.
Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction, or other taxable event arising as a result of the 2021 Plan.

80▲2025 Notice and Proxy Statement

PROPOSAL 4. APPROVAL OF AMENDMENT TO OUR 2021 LONG TERM INCENTIVE PLAN
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THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE 2021 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN EMPLOYEE’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN EMPLOYEE MAY RESIDE.
A complete copy of the 2021 Plan, including the proposed amendment, is attached to this proxy statement as Annex C.
The Board of Directors unanimously recommends a vote FOR the approval of the proposed amendment to the 2021 Long Term Incentive Plan.
2025 Notice and Proxy Statement▲81

Other Information
SECURITY OWNERSHIP INFORMATION
The following table shows the number of shares of our common stock beneficially owned as of February 28, 2025, by each director and nominee, by each named executive officer, and by all directors, nominees and executive officers as a group. Applicable percentage ownership is based on 46,003,150 shares of our common stock outstanding on February 28, 2025, adjusted as required by the rules promulgated by the SEC.

NAME	NUMBER OF SHARES(1)(2)	PERCENT OF CLASS
Gary D. Blackford(3)	71,593	*
Sigfrido Delgado(4)	17,606	*
Dr. Lisa Egbuonu-Davis(3)	25,814	*
Indrani L. Franchini(3)	16,820	*
Michael C. Greiner(5)(6)(7)(8)	344,513	*
Kerr W. Holbrook(5)(6)(7)	155,722	*
Mojirade A. James(5)(6)(7)	129,416	*
Warren J. Machan	54,139	*
Patrick J. O’Leary(3)	66,643	*
Dr. Julie Shimer(3)	62,093	*
Joseph F. Woody(6)(7)(9)	1,212,202	2.64%
All directors and executive officers as a group (10 persons)(10)	944,409	2.05%

*
Represents less than one percent of the outstanding shares of our common stock.

(1)
The directors, nominees and executive officers have sole voting and investment power with respect to the shares listed.

(2)
A portion of the shares owned by certain executive officers and directors may be held in margin accounts at brokerage firms. Under the terms of the margin account agreements, stocks and other assets held in these accounts may be pledged to secure margin obligations. As of the date of this proxy statement, none of the executive officers or directors have any outstanding margin obligations under any of these accounts.

(3)
For each Outside Director, share amounts include restricted share units granted under our Outside Directors’ Compensation Plan. These awards are restricted and may not be transferred, pledged or sold until the Outside Director retires from or otherwise terminates service on the Board.

(4)
Share amounts for Mr. Delgado reflect 17,606 TRSUs granted on May 13, 2024. Such TRSUs will vest on May 13, 2027, subject to Mr. Delgado’s continued service with the Company on the vesting date.

(5)
Share amounts for the individuals named below include TRSUs and PRSUs granted to them, as indicated below. The TRSUs granted in 2022 were granted on March 4, 2022. One-third of the TRSUs granted in 2022 vested on each of March 4, 2023 , 2024 and 2025. The TRSUs granted in 2023 were granted on March 6, 2023. One-third of the TRSUs granted in 2023 vested on each of March 6, 2024 and 2025; the remaining one-third will vest on March 6, 2026. The TRSUs granted in 2024 were granted on March 6, 2024. One-third of the 2024 TRSUs vested on March 6, 2025; the remainder will vest one-third each on March  6, 2026 and 2027. The PRSUs granted in 2022 were granted on March 4, 2022 and vested on March 4, 2025. The PRSUs granted in 2023 and 2024: (i) were granted on March 6, 2023 and March 6, 2024, respectively and (ii) will vest on March 6, 2026 and March 6, 2027, respectively. In the table below: (i) the amounts shown for the 2022 PRSUs reflect the actual payout amount of such awards (as described above in “Long-Term Equity Incentive Compensation — PRSU Performance Goals, Payouts and Potential Payouts — 2022 PRSUs”) and (ii) the amounts shown for the 2023 and 2024 PRSUs represent the target levels of such awards. All future vesting is subject to the individual’s continued service with the Company on the applicable vesting date.

	TRSUs (#)			PRSU Payout (#)	Target PRSUs (#)
Name	2022	2023	2024	2022	2023	2024
Michael C. Greiner	30,575	34,619	57,471	12,149	34,619	57,471
Kerr W. Holbrook	12,949	24,233	36,573	5,145	24,233	36,573
Mojirade A. James	20,233	20,339	30,695	8,039	20,339	30,695
82▲2025 Notice and Proxy Statement

Other Information
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(6)
Share amounts for the individuals named below include the following shares issuable upon the exercise of stock options which were vested and exercisable as of February 28, 2025 or within 60 days thereafter:

Name	Number of Shares
Michael C. Greiner	38,187
Kerr W. Holbrook	5,919
Warren J. Machan	44,788
Joseph F. Woody	535,304
All directors and executive officers as a group(10)	107,743

(7)
Share totals reflect shares deemed sold upon the vesting of TRSUs and PRSUs to satisfy the holder’s tax withholding obligations.

(8)
Share totals for Mr. Greiner include a special equity award of 44,189 TRSUs on October 29, 2024 and 10,000 TRSUs on December 3, 2024 in connection with his appointment as Interim CEO. Such TRSUs have a 12-month vesting schedule.

(9)
Mr. Woody retired as CEO and as a member of the Company’s Board on October 28, 2024. Pursuant to the Woody Separation and Consulting Agreement, unless the Company terminates the Woody Separation and Consulting Agreement for cause, the cessation of Mr. Woody’s consulting services at the end of the consulting period on April 30, 2025 will be deemed to qualify as a “Retirement” for purposes of the 2021 Plan. Accordingly, under the terms of Mr. Woody’s outstanding equity awards, his vested stock options will remain exercisable for five years following the end of the consulting period (or until their normal expiration date, if earlier), his TRSUs will vest pro rata at the end of the consulting period, and his PRSUs will vest after the end of the relevant performance period based on the Company’s actual performance against the relevant performance goals. Share amounts for Mr. Woody include: (i) 80,933 TRSUs that were granted on March 4, 2022 and vested on March 4, 2025; (ii) 4,434 TRSUs that represent the pro rata portion of the TRSUs that were granted on March 6, 2023 and will vest at the end of Mr. Woody’s consulting period; (iii) 6,820 TRSUs that represent the pro rata portion of the TRSUs that were granted on March 6, 2024 and will vest at the end of Mr. Woody’s consulting period; (iv) 32,158 PRSUs that were granted on March 4, 2022 and vested on March 4, 2025; (v) 86,547 PRSUs that represent the target level of the PRSUs that were granted on March 6, 2023 and will vest after the end of the performance period for the PRSUs granted in 2023; and (vi) 137,147 PRSUs that represent the target level of the PRSUs that were granted on March 6, 2024 and will vest after the end of the performance period for the PRSUs granted in 2024.

(10)
All directors and executive officers as a group does not include Joseph F. Woody, who retired as CEO and a member of the Company’s Board on October 28, 2024.

The following table sets forth the information, as of February 28, 2025, regarding persons or groups known to us to be beneficial owners of more than five percent of our common stock.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Outstanding
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	7,461,343	16.22%
The Vanguard Group(2) 100 Vanguard Boulevard Malvern, PA 19355	5,417,952	11.78%
RGM Capital, LLC(3) 9010 Strada Stell Court Suite 105 Naples, FL 34109	2,986,519	6.49%
Dimensional Fund Advisors LP(4) 6300 Bee Cave Road, Building One Austin, TX 78746	2,854,235	6.20%
T. Rowe Price Investment Management, Inc.(5) 101 E. Pratt Street Baltimore, MD 21201	3,011,312	6.54%

(1)
The address, number and percentage of shares of our common stock beneficially owned by BlackRock, Inc. (“BlackRock”) are based on the Schedule 13G/A filed by BlackRock with the SEC on January 22, 2024. According to the filing, Blackrock had sole voting power with respect to 7,340,591 shares, sole dispositive power with respect to 7,461,343 shares, shared voting power with respect to 0 shares and shared dispositive power with respect to 0 shares.

(2)
The address, number and percentage of shares of our common stock beneficially owned by The Vanguard Group are based on the Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024. According to the filing, The Vanguard Group had sole dispositive power with respect to 5,341,140 shares, shared voting power with respect to 29,017 shares, shared dispositive power with respect to 76,812 shares and sole voting power with respect to 0 shares.

(3)
The address, number and percentage of shares of our common stock beneficially owned by RGM Capital, LLC (“RGM”) are based on the Schedule 13G/A filed by RGM with the SEC on February 13, 2025. According to the filing, RGM had shared voting power with respect to 2,986,519 shares, shared dispositive power with respect to 2,986,519 shares, sole voting power with respect to 0 shares and sole dispositive power with respect to 0 shares.

(4)
The address, number and percentage of shares of our common stock beneficially owned by Dimensional Fund Advisors LP (“Dimensional”) are based on the Schedule 13G filed by Dimensional with the SEC on February 9, 2024. According to the filing, Dimensional had sole voting power with respect to 2,799,858 shares, sole dispositive power with respect to 2,854 shares, shared voting power with respect to 0 shares and shared dispositive power with respect to 0 shares.

(5)
The address, number and percentage of shares of our common stock beneficially owned by T. Rowe Price Investment Management, Inc. (“T. Rowe Price”) are based on the Schedule 13G/A filed by T. Rowe Price with the SEC on February 14, 2025. According to the filing, T. Rower Price had sole voting power with respect to 2,993,829 shares, sole dispositive power with respect to 3,011,312 shares, shared voting power with respect to 0 shares and shared dispositive power with respect to 0 shares.

2025 Notice and Proxy Statement▲83

Other Information
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TRANSACTIONS WITH RELATED PERSONS
The Board has adopted written procedures for reviewing any transactions between the Company and certain “related persons” that involve amounts above certain thresholds. A related person is defined under the SEC’s rules and includes our directors, executive officers and five percent stockholders.
The Board’s procedures provide that:
•
The Governance Committee is best suited to review, approve and ratify related person transactions involving any director, nominee for director, any five percent stockholder, or any of their immediate family members or related firms.

•
The Audit Committee is best suited to review, approve and ratify related person transactions involving executive officers (or their immediate family members or related firms), other than any executive officer who is also a Board member.

•
Either the Governance Committee or the Audit Committee may, in its sole discretion, refer its consideration of related person transactions to the full Board.

Each director, director nominee and executive officer is required to promptly provide written notification of any material interest that he or she (or an immediate family member) has or will have in a transaction with the Company. Based on a review of the transaction, a determination will be made as to whether the transaction constitutes a related person transaction under the SEC’s rules. As appropriate, the Governance Committee or the Audit Committee, as applicable, will then review the terms and substance of the transaction to determine whether to ratify or approve the related person transaction.
In determining whether the transaction is consistent with the Company’s best interests, the Governance Committee or the Audit Committee, as applicable, may consider any factors deemed relevant or appropriate, including:
•
Whether the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party;

•
Whether the transaction constitutes a conflict of interest under our Code of Conduct, the nature, size or degree of any conflict, and whether mitigation of the conflict is feasible;

•
The impact of the transaction on a director’s independence; and

•
Whether steps have been taken to ensure fairness to the Company.

Based on SEC rules, the Board’s written procedures, and the factors listed above, there were no related party transactions in 2024 and there are no currently proposed related party transactions.

STOCKHOLDERS SHARING THE SAME HOUSEHOLD
As permitted by SEC rules, multiple stockholders sharing the same address may receive a single copy of our annual report to stockholders and this proxy statement. Upon written or oral request, we will promptly deliver a separate copy of our 2024 Annual Report and this proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Please contact Stockholder Services by mail at 5405 Windward Parkway, Suite 100 South, Alpharetta, GA 30004, by telephone at 678-425-9273, or by e-mail at stockholder.services@avanos.com.
If you are a stockholder of record, and you want to receive separate copies of the proxy statement or the Annual Report to Stockholders in the future, or if you are currently receiving multiple copies and would like to receive only one copy for your household, please contact Stockholder Services. In addition, any stockholder holding shares through a bank, broker or other holder of record who wants to receive separate copies of the proxy statement or the Annual Report to Stockholders in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder.

2026 STOCKHOLDER PROPOSALS
Proposals by stockholders for inclusion in our proxy statement and form of proxy pursuant to SEC Rule 14a-8 for the Annual Meeting of Stockholders to be held in 2026 should be addressed to the Corporate Secretary, Avanos
Medical, Inc. 5405 Windward Parkway, Suite 100 South, Alpharetta, GA 30004, and must be received at such address no later than November 14, 2025; provided that if the date of the 2026 Annual Meeting of Stockholders is more

84▲2025 Notice and Proxy Statement

Other Information
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than 30 days before or after April 24, 2026 (the anniversary date of the 2025 Annual Meeting), the deadline will be a reasonable time before we begin to print and send our proxy materials to stockholders. Upon receipt of a proposal, we will determine whether or not to include the proposal in the proxy statement and form of proxy in accordance with applicable law. It is suggested that proposals be forwarded by certified mail, return receipt requested.

STOCKHOLDER NOMINATIONS FOR BOARD OF DIRECTORS
Under our Bylaws, a stockholder who wishes to nominate a candidate for election to the Board is required to give written notice to our Corporate Secretary at our principal executive office. We must receive this notice at least 90 days, but not more than 120 days, before the anniversary of the prior year’s annual meeting of stockholders (unless (i) the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date, in which case the notice must be received at least 90 days, but not more than 120 days, before the annual meeting date or (ii) we give less than 100 days’ notice of the annual meeting date, in which case the notice must be received within 10 days after the annual meeting date is announced). For the 2026 Annual Meeting of Stockholders, our Corporate Secretary must receive the nomination, which must conform to the notice requirements in our Bylaws, between December 25, 2025 and January 24, 2026. For a special meeting, we must receive the written nomination at least 90 days, but not more than 120 days, before the special meeting date (unless we give less than 100 days’ notice of the special meeting date, in which case the notice must be received within 10 days after the meeting date and the nominees proposed by the Board to be elected at the meeting are announced).
Our Bylaws specify the information that the notice must contain about both the nominee and the nominating stockholder, including information sufficient to allow the Governance Committee to determine if the candidate meets the director nominee criteria described in this proxy statement.
The notice must contain:
•
The name and address of the nominating stockholder;

•
Information about certain Company stock holdings of the nominating stockholder, including shares of stock, derivative holdings, arrangements under which the nominating stockholder has a right to vote shares, short interest, dividend rights that are separated or separable from the underlying shares, shares held through general or limited partnerships, and certain performance-related fees;
•
Information about any interests of the nominating stockholder in contracts with the Company, its affiliates or principal competitors, as well as any significant equity interests, derivative holdings or short interest in the Company’s principal competitors;

•
As to the nominee and the nominating stockholder, any information that would be required to be disclosed in connection with a proxy solicitation (and whether a proxy solicitation will be conducted);

•
Information about certain related-person transactions, as well as contact and related information regarding the nominee; and

•
Information about any compensation and other understandings during the past three years, and other material relationships, between the nominating stockholder and the nominee.

•
Information required by Rule 14a-19(b) of the Exchange Act, including a statement that the nominating stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote in the election of directors, in support of the nominee.

The notice must be accompanied by each nominee’s written consent to being named in the proxy statement and to serving as a director if elected, and a completed and signed questionnaire, representation and agreement as required by our Bylaws.
A nomination that does not comply with the requirements set forth in our Bylaws will not be considered for presentation at the annual meeting, but will be considered by the Governance Committee for any vacancies arising on the Board between annual meetings in accordance with the process described in “Proposal 1. Election of Directors — Process and Criteria for Nominating Directors.”

2025 Notice and Proxy Statement▲85

Other Information
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ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS
Our Bylaws require advance notice for any business to be brought by a stockholder before an annual meeting of stockholders. In general, for business to be properly brought before an annual meeting by a stockholder (other than in connection with the election of directors; see “Other Information — Stockholder Nominations for Board of Directors,” and other than pursuant to SEC Rule 14a-8), written notice of the stockholder proposal must be received by our Corporate Secretary at our principal executive offices not less than 90 days or more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders (unless (i) the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date, in which case the notice must be received at least 90 days, but not more than 120 days, before the annual meeting date or (ii) we give less than 100 days’ notice of the annual meeting date, in which case the notice must be received within 10 days after the meeting date is announced). For the 2026 Annual Meeting, our Corporate Secretary must receive the proposal, which must conform to the notice requirements in our Bylaws, between December 25, 2025 and January 24, 2026.
Under our Bylaws, the stockholder’s notice to the Corporate Secretary must contain certain information regarding the stockholder, including name and address, shares held, derivative positions, dividend rights that are separate or separable from the underlying shares and certain performance-related fees. Additional information concerning the advance notice requirements and a copy of our Bylaws may be obtained from the Corporate Secretary of the Company at the address provided below. A copy of our Bylaws is also available in the Investors section of our website at www.avanos.com.

ANNUAL REPORT
Copies of our Annual Report on Form 10-K for the year ended December 31, 2024 may be obtained without charge by: (i) writing to Avanos Medical, Inc., Attn: Corporate Secretary, 5405 Windward Parkway, Suite 100 South,
Alpharetta, Georgia 30004; (ii) accessing the Investors section of our website at www.avanos.com; or (iii) accessing the SEC’s EDGAR database at www.sec.gov.

86▲2025 Notice and Proxy Statement

OTHER MATTERS TO BE PRESENTED AT THE ANNUAL MEETING
Our management does not know of any other matters to be presented at the 2025 Annual Meeting. Should any other matter requiring a vote of the stockholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

Avanos Medical, Inc. 5405 Windward Parkway, Suite 100 South Alpharetta, Georgia 30004 Telephone (678) 425-9273 March 14, 2025	By Order of the Board of Directors. Mojirade A. James
Senior Vice President, General Counsel and Secretary
2025 Notice and Proxy Statement▲87

APPENDIX A
Adjusted net income, adjusted diluted earnings per share and adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) are financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S., or GAAP, and are therefore referred to as non-GAAP financial measures.

Adjusted Net Income and Adjusted Diluted Earnings (Loss) Per Share
Adjusted net income and adjusted diluted earnings (loss) per share from continuing operations exclude the following items, as applicable, for the relevant time periods indicated in the following non-GAAP reconciliation to the most directly comparable GAAP financial measures:
•
Certain acquisition and integration charges related to acquisitions.

•
Expenses associated with business restructuring and transformation initiatives.

•
Expenses associated with European Union Medical Device Regulation (“EU MDR”) compliance.

•
Impairment charges on goodwill and intangible assets.

•
The amortization of intangible assets associated with prior business acquisitions.

•
The tax effects of certain adjusting items.

•
The benefit associated with tax effects of the CARES Act.

•
The positive or negative effect of changes in currency exchange rates during the year.

The reconciliation of adjusted net income and adjusted diluted earnings per share to the most directly comparable GAAP measures, which are net income (loss) and diluted earnings (loss) per share, is presented in the following table (in millions, except per share amounts):

Year Ended December 31,	2024	2023
Net (loss) income, as reported	$(386.3)	$(9.9)
Acquisition and integration-related charges	4.2	3.3
Restructuring and transformation charges	(0.8)	28.2
Post-RH Divestiture transition charges	3.1	—
Post-RH Divestiture restructuring	8.9	—
Divestiture-related charges	—	6.0
Estimated loss on divestiture	—	—
Goodwill and intangibles impairment	436.7	—
EU MDR Compliance	6.2	3.7
Litigation and legal	—	10.0
Intangibles amortization	25.2	24.3
Tax effects of adjusting items	(34.6)	(17.8)
Net income, as adjusted (non-GAAP)	62.6	47.8
Diluted (loss) earnings per share, as reported	$(8.40)	$(0.21)
Diluted earnings per share, as adjusted (non-GAAP)	$1.35	$1.03
Diluted weighted average shares outstanding	46.0	46.6
A-1▲2025 Notice and Proxy Statement

APPENDIX A
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Adjusted EBITDA
Adjusted EBITDA from continuing operations excludes the following items, as applicable, for the relevant time periods indicated in the following non-GAAP reconciliation to the most directly comparable GAAP financial measures:
•
Certain acquisition and integration-related charges.

•
Expenses associated with restructuring and transformation activities, including IT-related charges.

•
Expenses associated with post-RH Divestiture transition and restructuring activities.

•
Divestiture-related charges.

•
Impairment charges on goodwill and intangible assets.

•
Expenses associated with EU Medical Device Regulation compliance.

•
Expenses associated with certain litigation matters.

The reconciliation of adjusted EBITDA from continuing operations to the most directly comparable GAAP measures, which is net income (loss) from continuing operations, is presented in the following table (in millions):
Year Ended December 31,	2024	2023
Net income (loss), as reported	$(386.3)	$(9.9)
Interest expense, net	7.1	12.1
Income tax (provision) benefit	(17.0)	2.0
Depreciation	20.3	19.2
Amortization	25.2	24.3
EBITDA, as reported	(350.7)	47.7
Acquisition and integration-related charges	4.2	3.3
Restructuring and transformation charges	(0.8)	28.2
Post-RH Divestiture transition charges	3.1	—
Post-RH Divestiture restructuring	8.9	—
Divestiture-related charges	—	6.0
Estimated loss on divestiture	—	—
Goodwill and intangibles impairment	436.7	—
EU MDR Compliance	6.2	3.7
Litigation and legal	—	10.0
Adjusted EBITDA	$107.6	$98.9
2025 Notice and Proxy Statement▲A-2

APPENDIX B
Return on Invested Capital (“ROIC”) is a calculation using adjusted operating profit and an adjusted effective tax rate which is derived from adjusted income before income tax and adjusted tax provision. All of these are financial measures are not calculated in accordance with GAAP and are therefore referred to as non-GAAP financial measures.

ROIC is calculated as follows:
2024 ROIC =	Adjusted operating profit from continuing operations x (1 − Adjusted tax rate) Average of (Long-term debt + Stockholders’ Equity) at beginning and end of the period
ROIC is calculated below (dollars in millions):
Adjusted operating profit from continuing operations	$87.3
Adjusted tax rate	21.9%
Adjusted operating profit after tax from continuing operations	$68.2
Average Long-term debt and Stockholders’ equity	$1,342.7
ROIC	5.1%
The reconciliations for the non-GAAP measures used to calculate ROIC to their most comparable GAAP measures are provided below:
Adjusted Operating Profit, Adjusted Income before Income Tax, Adjusted Tax Provision and Adjusted Effective Tax Rate from Continuing Operations
Adjusted operating profit and adjusted income before income tax from continuing operations exclude the following items, as applicable, for the year ended December 31, 2024, as indicated in the following non-GAAP reconciliation to the most directly comparable GAAP financial measures:
•
Certain acquisition and integration charges related to the acquisitions of OrthogenRx, Inc. and CoolSystems, Inc.

•
Expenses associated with EU Medical Device Regulation compliance.

•
Expenses associated with evaluating transformation strategies and asset impairment for canceled research and development projects.

•
Expenses associated with business transformation initiatives.

•
Amortization of intangible assets associated with prior business acquisitions.

•
Loss associated with early-extinguishment of debt.

•
The tax effects of adjusting items.

•
The benefit associated with tax effects of the CARES Act.

Year Ended December 31, 2024	Adjusted Operating Profit	Adjusted Income before Income Taxes	Adjusted Tax Provision
As reported from continuing operations	$(396.2)	$(403.3)	$17.0
Acquisition and integration-related charges	4.2	4.2	—
Restructuring and transformation charges	(0.8)	(0.8)	—
Post-RH Divestiture transition charges	3.1	3.1	—
Post-RH Divestiture restructuring	8.9	8.9	—
Goodwill and intangibles impairment	436.7	436.7	—
EU MDR Compliance	6.2	6.2	—
Intangibles amortization	25.2	25.2	—
Tax effects of adjusting items	—	—	(34.6)
As adjusted, non-GAAP	$87.3	$80.2	$(17.6)
Effective tax rate, as reported			4.2%
Effective tax rate, as adjusted			21.9%
B-1▲2025 Notice and Proxy Statement

APPENDIX C
Avanos Medical, Inc. 2021 Long Term Incentive Plan
As amended on April 27, 2023
and
As amended on March 7, 2025, subject to stockholder approval
1.
PURPOSE

This 2021 Equity Participation Plan, as amended (the “Plan”), of AVANOS MEDICAL, INC. (the “Corporation”) is intended to aid in attracting and retaining highly qualified personnel and to encourage those persons who materially contribute to the success of the Corporation or of an Affiliate (by managerial, scientific or other innovative means) to acquire an ownership interest in the Corporation, thereby increasing their motivation for and interest in the Corporation’s or Affiliate’s long-term success.
2.
EFFECTIVE DATE

The Plan was adopted by the Board on February 11, 2021, and will become effective on the date that it is adopted by the stockholders of the Corporation (the “Effective Date”).
3.
DEFINITIONS

“Affiliate” means any domestic or foreign corporation at least fifty percent (50%) of whose shares normally entitled to vote in electing directors is owned directly or indirectly by the Corporation or other Affiliates (collectively, the “Affiliates”), provided, however, that “at least twenty percent (20%)” shall replace “at least fifty percent (50%)” where there is a legitimate business criteria for using such lower percentage.
“Award” has the meaning set forth in Section 6 of the Plan.
“Award Agreement” means an agreement entered into between the Corporation and a Participant setting forth the terms and conditions applicable to the Award granted to the Participant. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.
“Board” means the Board of Directors of the Corporation.
“Cause” means any of the following: (i) the commission by the Participant of a felony; (ii) the Participant’s dishonesty, habitual neglect or incompetence in the management of the affairs of the Corporation; or (iii) the refusal or failure by the Participant to act in accordance with any lawful directive or order of the Corporation, or an act or failure to act by the Participant which is in bad faith and which is detrimental to the Corporation.
“Change of Control” means and includes the occurrence of any one of the following events but shall specifically exclude a public offering of any class or series of the Corporation’s equity securities pursuant to a registration statement filed by the Corporation under the Securities Act of 1933:
(i)
during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii)
any individual, entity or group, within the meaning of Section 3(a)(9) of the Exchange Act and as used in Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”), other than a broker, underwriter or financial institution that acquires such shares as part of a firm commitment or similar

2025 Notice and Proxy Statement▲C-1

APPENDIX C
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underwriting or distribution process pursuant to which the subject shares of stock are being held for further distribution (an “Underwriter”), becomes a “Beneficial Owner” under the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act, directly or indirectly, of either (A) 30% or more of the then-outstanding shares of common stock of the Corporation (“Corporation Common Stock”) or (B) securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s then outstanding securities eligible to vote for the election of directors (the “Corporation Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Corporation Common Stock or Corporation Voting Securities shall not constitute a Change in Control: (w) an acquisition directly (or indirectly through Underwriters) from the Corporation, (x) an acquisition by the Corporation or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or
(iii)
the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Corporation or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Corporation’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Corporation Common Stock and outstanding Corporation Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Corporation Common Stock and the outstanding Corporation Voting Securities, as the case may be, and (B) no person (other than (x) the Corporation or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 30% or more of the total common stock or 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv)
approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

“Code” means the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time.
“Committee” means the Compensation Committee of the Board, provided that if the requisite number of members of the Compensation Committee are not Disinterested Persons, the Plan shall be administered by a committee, all of whom are Disinterested Persons, appointed by the Board and consisting of two or more directors with full authority to act in the matter. The term “Committee” shall mean the Compensation Committee or the committee appointed by the Board, as the case may be. Furthermore, the term “Committee” shall include any delegate to the extent authority is delegated pursuant to Section 4 hereunder.
“Committee Rules” means the interpretative guidelines approved by the Committee providing the foundation for administration of the Plan.
“Common Stock” means the common stock, par value $.01 per share, of the Corporation and shall include both treasury shares and authorized but unissued shares and shall also include any security of the Corporation issued in substitution, in exchange for, or in lieu of the Common Stock.
C-2▲2025 Notice and Proxy Statement

APPENDIX C
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“Disinterested Person” means a person who is a “Non-Employee Director” for purposes of Rule 16b-3 under the Exchange Act, or any successor provision.
“Effective Date” has the meaning set forth in section 2 of the Plan.
“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as amended from time to time.
“Fair Market Value” means (a) the reported closing price of the Common Stock, on the relevant date as reported on the composite list used by The Wall Street Journal for reporting stock prices, or if no such sale shall have been made on that day, on the last preceding day on which there was such a sale, or (b) if clause (a) is not applicable, the value determined by the Committee using such reasonable method of valuation that complies with Section 409A of the Code and the regulations thereunder.
“Grant Price” has the meaning set forth in subsection 8(b) of the Plan.
“Incentive Stock Option” means an Option which is so defined for purposes of Section 422 of the Code or any successor section.
“Nonqualified Stock Option” means any Option which is not an Incentive Stock Option.
“Option” means a right to purchase a specified number of shares of Common Stock at a fixed option price equal to no less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Award is granted, except with respect to substitute Awards made pursuant to Section 17 of the Plan.
“Other Stock-Based Award” has the meaning set forth in Section 12 of the Plan. “Option Price” has the meaning set forth in subsection 7(b) of the Plan.
“Participant” means an employee, consultant or advisor who the Committee selects to participate in and receive Awards under the Plan (collectively, the “Participants”).
“Performance Award” shall mean any right granted under Section 11 of the Plan.
“Performance Goal” means the specific performance objectives as established by the Committee, which, if achieved, will result in the amount of payment, or the early payment, of the Award. The Committee may establish Performance Goals for Performance Awards which may be based on any criteria selected by the Committee. The Performance Goals may be described in terms that are related to the individual Participant, to the Corporation as a whole, or to a subsidiary, division, department, region, function or business unit of the Corporation. In addition, the Performance Goals may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).
The Committee may provide that any evaluation of performance will exclude or otherwise be objectively adjusted for any specified circumstance or event that occurs during a performance period, including for example: (i) asset write-downs or impairment charges; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) accruals for reorganization and restructuring programs; (v) unusual or infrequently occurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncements thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Corporation’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific, unusual or nonrecurring events, or objectively determinable category thereof; (vii) foreign exchange gains and losses; (ix) discontinued operations; and (x) a change in the Corporation’s fiscal year. The Committee, in its discretion, may change or modify the Performance Goals.
“Prior Plan” means the Corporation’s Amended and Restated Equity Participation Plan, effective November 1, 2015.
2025 Notice and Proxy Statement▲C-3

APPENDIX C
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“Qualified Termination of Service” means the termination of a Participant’s employment or service, as the case may be, with the Corporation and/or its Affiliates within the two (2) year period following a Change of Control of the Corporation for any reason unless such termination is by reason of death or disability or unless such termination is (i) by the Corporation for Cause or (ii) by the Participant without Good Reason. Subject to the definition of  “Termination by the Participant for Good Reason,” transfers of employment or service for administrative purposes among the Corporation and its Affiliates shall not be deemed a Qualified Termination of Service.
“Restricted Period” shall mean the period of time during which Awards remain unvested and the Transferability Restrictions applicable to Awards will be in force.
“Restricted Share” shall mean a share of Common Stock which is subject to a risk of forfeiture and may not be traded or sold, until the date the Transferability Restrictions expire.
“Restricted Share Unit” means the right, as described in Section 10, to receive an amount, payable in either cash or shares of Common Stock, equal to the value of a specified number of shares of Common Stock. No certificates shall be issued with respect to such Restricted Share Unit, except as provided in subsection 10(d), and the Corporation shall maintain a bookkeeping account in the name of the Participant to which the Restricted Share Unit shall relate.
“Retirement” and “Retires” means the voluntary termination of employment or service on or after the date the Participant has attained age 60, provided that the Participant has had at least 5 years of employment or service with the Corporation; or the termination of employment or service on or after the date the Participant has attained age 55, provided that the Participant has had at least 10 years of employment or service with the Corporation. For purposes of this definition, service with Kimberly-Clark Corporation prior to the Corporation’s spin-off shall be considered service with the Corporation.
“Stock Appreciation Right (SAR)” has the meaning set forth in Section 8 of the Plan.
“Termination by the Participant for Good Reason” shall mean the separation from service during the two year time period following the initial existence (without the Participant’s express written consent) of any one of the following conditions:
(a)
A material diminution in the Participant’s base compensation;

(b)
A material diminution in the Participant’s authority, duties, or responsibilities;

(c)
A material diminution in the authority, duties, or responsibilities of the supervisor to whom the Participant is required to report, including a requirement that a Participant report to a corporate officer or employee instead of reporting directly to the board of directors of the Corporation;

(d)
A material diminution in the budget over which the Participant retains authority;

(e)
A change, by more than 50 miles, in the geographic location at which the Participant must perform the services; or

(f)
Any other action or inaction that constitutes a material breach by the Corporation of any agreement under which the Participant provides services.

The Participant must provide notice to the Corporation of the existence of any of the above conditions within a period not to exceed 90 days of the initial existence of the condition, upon the notice of which the Corporation must be provided a period of at least 30 days during which it may remedy the condition and not be required to pay the amount.
The Participant’s right to terminate the Participant’s employment or service for Good Reason shall not be affected by the Participant’s incapacity due to physical or mental illness. The Participant’s continued employment or service shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.
“Total and Permanent Disability” means a condition arising out of injury or disease which causes the Participant to terminate employment or service and which the Corporation determines is permanent and prevents the Participant from engaging in any occupation or perform any work for any kind of compensation of financial value. The disability must be certified by a licensed Doctor of Medicine to be such as can reasonably be expected to continue during the remainder of the Participant’s lifetime.
C-4▲2025 Notice and Proxy Statement

APPENDIX C
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“Transferability Restrictions” means the restrictions on transferability imposed on Awards of Restricted Shares or Restricted Share Units.
4.
ADMINISTRATION

The Plan and all Awards granted pursuant thereto shall be administered by the Committee. The Committee, in its absolute discretion, shall have the power to interpret and construe the Plan and any Award Agreements. Any interpretation or construction of any provisions of the Plan or the Award Agreements by the Committee shall be final and conclusive upon all persons. No member of the Board or the Committee shall be liable for any action or determination made in good faith.
The Committee shall have the power to promulgate Committee Rules and other guidelines in connection with the performance of its obligations, powers and duties under the Plan, including its duty to administer and construe the Plan and the Award Agreements.
The Committee may authorize persons other than its members to carry out its policies and directives subject to the limitations and guidelines set by the Committee, and may delegate its authority under the Plan. The foregoing delegation of authority shall be limited as follows: (a) the delegation of authority to grant Awards shall be limited to grants by a special committee, consisting of one or more directors who may but need not be officers of the Corporation, to which the Board or the Committee expressly delegates such authority by resolution; and (b) the special committee shall not have the authority to grant Awards to the members thereof, or to persons who are subject to Section 16 of the Exchange Act. The members of such special committee shall continue to be eligible to receive Awards under the Plan.
5.
ELIGIBILITY

The Committee shall from time to time select the Participants from those employees, consultants or advisors whom the Committee determines either to be in a position to contribute materially to the success of the Corporation or Affiliate or to have in the past so contributed. Only employees (including officers and directors who are employees), consultants and advisors of the Corporation and its Affiliates are eligible to participate in the Plan.
6.
FORM OF GRANTS

All Awards under the Plan shall be made in the form of Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Performance Awards, Other Stock-Based Awards or any combination thereof. Notwithstanding anything in the Plan to the contrary, any Awards shall contain the restriction on assignability in subsection 20(f) of the Plan to the extent required under Rule 16b-3 of the Exchange Act.
7.
STOCK OPTIONS

The Committee or its delegate shall determine and designate from time to time those Participants to whom Options are to be granted, the number of shares of Common Stock to be granted/awarded to each and the periods the Option shall be exercisable. Such Options may be in the form of Incentive Stock Options or in the form of Nonqualified Stock Options. The Committee in its discretion at the time of grant may establish Performance Goals that may affect the grant, exercise and/or settlement of an Option. After granting an Option to a Participant, the Committee shall cause to be delivered to the Participant an Award Agreement evidencing the granting of the Option. The Award Agreement shall be in such form as the Committee shall from time to time approve. The terms and conditions of all Options granted under the Plan need not be the same, but all Options must meet the applicable terms and conditions specified in subsections 7(a) through 7(g).
(a)
Period of Option. The Period of each Option shall be no more than 10 years from the date it is granted.

(b)
Option Price. The Option price shall be determined by the Committee, but shall not in any instance, except with respect to substitute Awards made pursuant to Section 17 of the Plan, be less than the Fair Market Value of the Common Stock at the time that the Option is granted (the “Option Price”).

(c)
No Repricings. No Option may be re-priced, replaced, re-granted through cancellation, or modified (except in connection with a change in the Common Stock or the capitalization of the Corporation as provided in Section 16 hereof) if the effect would be to reduce the exercise price for the shares

2025 Notice and Proxy Statement▲C-5

APPENDIX C
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underlying such Option. In addition, no Option may be repurchased or otherwise cancelled in exchange for cash or other Awards (except in connection with a change in the Common Stock or the capitalization of the Corporation as provided in Section 16 hereof) if the Option Price is equal to or greater than the Fair Market Value of the Common Stock at the time of such repurchase or exchange. Notwithstanding anything herein to the contrary, the Committee may take any such action set forth in this subsection 7(c) subject to the approval of the stockholders.
(d)
Exercise; Notice Thereof. Options shall be exercised by delivering to the Corporation, or an agent designated by the Corporation, subject to any applicable rules or regulations adopted by the Committee, notice of the number of shares with respect to which Option rights are being exercised and by paying in full the Option Price of the shares at the time being acquired. Exercise methods and processes for paying the Option Price shall be as determined by the Committee, or its delegate, and may include payment in cash, a check payable to the Corporation, in shares of Common Stock transferable to the Corporation and having a fair market value on the transfer date equal to the amount payable to the Corporation or such other methods, including “cashless exercise” arrangements permitted by the Committee in its sole discretion. A Participant shall have none of the rights of a stockholder with respect to shares covered by such Option until the Participant becomes the record holder of such shares.

(e)
Purchase for Investment. It is contemplated that the Corporation will register shares sold to Participants pursuant to the Plan under the Securities Act of 1933. In the absence of an effective registration, however, a Participant exercising an Option hereunder may be required to give a representation that he/she is acquiring such shares as an investment and not with a view to distribution thereof.

(f)
No Deferrals or Dividend Equivalents. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option. No Option shall provide for dividend equivalents.

(g)
Limitations on Incentive Stock Option Grants.

(i)
An Incentive Stock Option shall be granted only to an individual who, at the time the Option is granted, is employed by the Corporation or a qualifying parent or subsidiary (such terms having the meaning set forth in Section 424(f) of the Code) and does not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or Affiliates.

(ii)
The aggregate Fair Market Value of all shares with respect to which Incentive Stock Options are exercisable by a Participant for the first time during any year shall not exceed $100,000. The aggregate Fair Market Value of such shares shall be determined at the time the Option is granted.

(iii)
If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonqualified Stock Option.

8.
STOCK APPRECIATION RIGHTS

The Committee or its delegate may from time to time designate those Participants who shall receive Awards of Stock Appreciation Rights. Subject to the terms of the Plan and any applicable Award Agreement, a SAR granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of the difference between the Grant Price of the SAR and the Fair Market Value of the Common Stock on the date of conversion.
(a)
Grant. A SAR may be granted in addition to any other Award under the Plan.

(b)
Grant Price. The grant price shall be determined by the Committee, provided, however, that such price shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant of the SAR, except with respect to substitute Awards made pursuant to Section 17 of the Plan (the “Grant Price”).

(c)
Term. The term of each SAR shall be such period of time as is fixed by the Committee; provided, however, that the term of any SAR shall not exceed ten (10) years from the date of grant. The

C-6▲2025 Notice and Proxy Statement

APPENDIX C
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Committee in its discretion at the time of grant may establish Performance Goals that may affect the grant, exercise and/or settlement of a SAR.
(d)
Time and Method of Exercise. The Committee shall establish in the applicable Award Agreement the time or times at which a SAR may be exercised in whole or in part.

(e)
Form of Payment. Payment may be made to the Participant in respect thereof in cash or in shares of Common Stock, or any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement. If stock-settled SARs are issued and paid, the gross amount of the Award shall be counted against the Plan.

(f)
No Repricings. No SAR may be re-priced, replaced, re-granted through cancellation, or modified (except in connection with a change in the Common Stock or the capitalization of the Corporation as provided in Section 16 hereof) if the effect would be to reduce the exercise price for the shares underlying such SAR. In addition, no SAR may be repurchased or otherwise cancelled in exchange for cash or other Awards (except in connection with a change in the Common Stock or the capitalization of the Corporation as provided in Section 16 hereof) if the Grant Price of the SAR is equal to or greater than the Fair Market Value of the Common Stock at the time of such repurchase or exchange. Notwithstanding anything herein to the contrary, the Committee may take any such action set forth in this subsection 8(f) subject to the approval of the stockholders.

(g)
No Deferrals or Dividend Equivalents. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR. No SAR shall provide for dividend equivalents.

9.
RESTRICTED SHARES

The Committee or its delegate may from time to time designate those Participants who shall receive Awards of Restricted Shares. Each grant of Restricted Shares under the Plan shall be evidenced by an agreement which shall be executed by the Corporation and the Participant. The agreement shall contain such terms and conditions, not inconsistent with the Plan, as shall be determined by the Committee and shall indicate the number of Restricted Shares awarded and the following terms and conditions of the award.
(a)
Grant of Restricted Shares. The Committee shall determine the number of Restricted Shares to be included in the grant and the conditions and period or periods during which the award is subject to vesting and the Transferability Restrictions applicable to the Restricted Shares will be in force (the “Restricted Period”). Unless otherwise determined by the Committee at the time of grant, the Restricted Period shall be for a minimum of three years and shall not exceed ten years from the date of grant, as determined by the Committee at the time of grant. The Restricted Period may be the same for all Restricted Shares granted at a particular time to any one Participant or may be different with respect to different Participants or with respect to various of the Restricted Shares granted to the same Participant, all as determined by the Committee at the time of grant.

(b)
Transferability Restrictions. During the Restricted Period, Restricted Shares may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. Furthermore, a Participant’s right, if any, to receive Common Stock upon termination of the Restricted Period may not be assigned or transferred except by will or by the laws of descent and distribution. In order to enforce the limitations imposed upon the Restricted Shares the Committee may (i) cause a legend or legends to be placed on any such certificates, and/or (ii) issue “stop transfer” instructions as it deems necessary or appropriate. Holders of Restricted Shares limited as to sale under this subsection 9(b) shall have rights as a stockholder with respect to such shares to receive dividends in cash or other property or other distribution or rights in respect of such shares, and to vote such shares as the record owner thereof; provided that Restricted Shares that constitute Performance Awards will have such dividend rights as set forth in Section 11. With respect to each grant of Restricted Shares, the Committee shall determine the vesting conditions and Transferability Restrictions which will apply to the Restricted Shares for all or part of the Restricted Period. By way of illustration but not by way of limitation, the Committee may provide (i) that the Participant will not be entitled to receive any shares of Common Stock unless he or she is still a service provider of the Corporation or its Affiliates at the end of the Restricted Period, (ii) that the Participant will become vested in Restricted Shares according to a schedule determined by the Committee, or under other terms and conditions, including Performance Goals, determined

2025 Notice and Proxy Statement▲C-7

APPENDIX C
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by the Committee, and (iii) how any Transferability Restrictions will be applied, modified or accelerated in the case of the Participant’s death or Total and Permanent Disability.
(c)
Manner of Holding and Delivering Restricted Shares. If the Corporation issues physical certificates for Restricted Shares, each such certificate shall be registered in the name of the Participant and deposited with the Corporation or its designee. These certificates shall remain in the possession of the Corporation or its designee until the end of the applicable Restricted Period or, if the Committee has provided for earlier termination of the Transferability Restrictions following a Participant’s death, Total and Permanent Disability or earlier vesting of the shares of Common Stock, such earlier termination of the Transferability Restrictions. At whichever time is applicable, certificates representing the number of shares to which the Participant is then entitled shall be delivered to the Participant free and clear of the Transferability Restrictions; provided that in the case of a Participant who is not entitled to receive the full number of Shares evidenced by the certificates then being released from escrow because of the application of the Transferability Restrictions, those certificates shall be returned to the Corporation and canceled and a new certificate representing the shares of Common Stock, if any, to which the Participant is entitled pursuant to the Transferability Restrictions shall be issued and delivered to the Participant, free and clear of the Transferability Restrictions.

10.
RESTRICTED SHARE UNITS

The Committee or its delegate shall from time to time designate those Participants who shall receive Awards of Restricted Share Units. The Committee shall advise such Participants of their Awards by a letter indicating the number of Restricted Share Units awarded and the following terms and conditions of the award.
(a)
Restricted Share Units may be granted to Participants as of the first day of a Restricted Period. The number of Restricted Share Units to be granted to each Participant and the Restricted Period shall be determined by the Committee in its sole discretion.

(b)
Transferability Restrictions. During the Restricted Period, Restricted Share Units may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. Furthermore, a Participant’s right, if any, to receive cash or Common Stock upon termination of the Restricted Period may not be assigned or transferred except by will or by the laws of descent and distribution. With respect to each grant of Restricted Share Units, the Committee shall determine the vesting conditions and Transferability Restrictions which will apply to the Restricted Share Units for all or part of the Restricted Period. By way of illustration but not by way of limitation, the Committee may provide (i) that the Participant will forfeit any Restricted Share Units unless he or she is still a service provider of the Corporation or its Affiliates at the end of the Restricted Period, (ii) that the Participant will forfeit any or all Restricted Share Units unless he or she has met the Performance Goals according to the schedule determined by the Committee, (iii) that the Participant will become vested in Restricted Share Units according to a schedule determined by the Committee, or under other terms and conditions, including Performance Goals, determined by the Committee, and (iv) how any Transferability Restrictions will be applied, modified or accelerated in the case of the Participant’s death or Total and Permanent Disability.

(c)
Unless otherwise determined by the Committee, (i) during the Restricted Period, Participants will be credited with dividend equivalents equal in value to those declared and paid on shares of Common Stock, on all Restricted Share Units granted to them, (ii) these dividends will be regarded as having been reinvested in Restricted Share Units on the date of the Common Stock dividend payments based on the then Fair Market Value of the Common Stock thereby increasing the number of Restricted Share Units held by a Participant, and (iii) such dividend equivalents will be paid only to the extent the underlying Awards vest. Holders of Restricted Share Units under this subsection 10(c) shall have none of the rights of a stockholder with respect to such shares. Holders of Restricted Share Units are not entitled to receive distribution of rights in respect of such shares, nor to vote such shares as the record owner thereof.

(d)
Payment of Restricted Share Units. The payment of Restricted Share Units shall be made in cash or shares of Common Stock, or a combination of both, as determined by the Committee at the time of grant. The payment of Restricted Share Units shall be made promptly following the end of the Restricted Period, but not later than March 15 of the year following the year in which the Restricted Period ends.

C-8▲2025 Notice and Proxy Statement

APPENDIX C
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11.
PERFORMANCE AWARDS

The Committee or its delegate may from time to time designate those Participants who shall receive Performance Awards. Performance Awards include arrangements under which the grant, issuance, retention, vesting and/or transferability of any Award is subject to such Performance Goals, Transferability Restrictions and such additional conditions or terms as the Committee may designate. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan:
(a)
may be denominated or payable in cash, Common Stock (including, without limitation, Restricted Shares), other securities, or other Awards;

(b)
shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such Performance Goals during such performance periods as the Committee shall establish; and

(c)
as specified in the relevant Award Agreement, the Committee may provide that Performance Awards denominated in shares earn dividend equivalents. Unless otherwise determined by the Committee, dividend equivalents for Performance Awards will accrue and will not be paid unless and until the underlying Awards vest.

12.
OTHER STOCK-BASED AWARDS

The Committee or its delegate may from time to time designate those Participants who shall receive such other Awards (“Other Stock-Based Awards”) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock (including, without limitation, securities convertible into Common Stock), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions, including Performance Goals and Transferability Restrictions, of such Awards.
Common Stock or other securities delivered pursuant to a purchase right granted under this Section 12 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Common Stock, other securities, or other Awards, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee shall not be less than the Fair Market Value of such Common Stock or other securities as of the date such purchase right is granted except with respect to substitute Awards made pursuant to Section 17 of the Plan.
13.
VESTING

Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted pursuant to Section 17, (ii) shares of Common stock delivered in lieu of fully-vested cash Awards, and (iii) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 15 (subject to adjustment under Section 16); and, provided, further, that the foregoing restriction does not apply to accelerated exercisability or vesting of any Award in cases of death, disability, a Change in Control, or a Qualified Termination of Service.
14.
CHANGE OF CONTROL, GOVERNMENT SERVICE, LEAVES OF ABSENCE AND OTHER TERMINATIONS

(a)
If, pending a Change of Control, the Committee determines the Common Stock will cease to exist without an adequate replacement security that preserves Participants’ economic rights and positions, or the Surviving Entity does not assume or otherwise equitably convert or substitute Awards in a manner approved by the Committee, then, by action of the Committee, the following shall occur with respect to such Awards:

(i)
All Options and SARs shall become exercisable immediately prior to the consummation of the Change of Control in such manner as is deemed fair and equitable by the Committee. For purposes of any Option or SAR subject to performance conditions, the Award will be deemed earned at the target performance level.

2025 Notice and Proxy Statement▲C-9

APPENDIX C
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(ii)
The restrictions on all Restricted Shares shall lapse, and all Restricted Share Units, Performance Awards and Other Stock-Based Awards shall vest immediately prior to consummation of the Change of Control in such manner as is deemed fair and equitable by the Committee. For purposes of any Restricted Share, Restricted Share Unit, Performance Award or Other Stock-Based Award subject to performance conditions, the Award will be deemed earned at the target level.

(iii)
Notwithstanding the foregoing, any Award that is required to meet the requirements of Section 409A of the Code and the regulations thereunder shall be settled in a manner that complies with Section 409A of the Code and the regulations thereunder.

(b)
With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control, in the event of a Qualified Termination of Service, the following shall occur with respect to Awards:

(i)
All Options and SARs shall become exercisable upon the Qualified Termination of Service. For purposes of any Option or SAR subject to performance conditions, the Award will be deemed earned at the target performance level.

(ii)
The restrictions on all Restricted Shares shall lapse, and all Restricted Share Units, Performance Awards and Other Stock-Based Awards shall vest upon the Qualified Termination of Service. For purposes of any Restricted Share, Restricted Share Unit, Performance Award or Other Stock-Based Award subject to performance conditions, the Award will be deemed earned at the target level.

(iii)
Notwithstanding the foregoing, any Award that is required to meet the requirements of Section 409A of the Code and the regulations thereunder shall be settled in a manner that complies with Section 409A of the Code and the regulations thereunder.

(c)
A termination of employment or service shall not be deemed to have occurred while a Participant is on military leave or other bona fide leave of absence if the period of such leave does not exceed six months, or if longer, so long as the Participant retains a right to reemployment or return to service with the Corporation or an Affiliate under an applicable statute or by contract; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Corporation is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. For purposes of this subparagraph, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Participant will return to perform services for the Corporation or an Affiliate. If the period of leave exceeds six months and the Participant does not retain a right to reemployment or return to service under an applicable statute or by contract, the employment or service relationship is deemed to terminate on the first date immediately following such six-month period. Notwithstanding the foregoing sentence, where a leave of absence is due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six months, where such impairment causes the Participant to be unable to perform the duties of his or her position of employment or service or any substantially similar position of employment or service, a 29-month period of absence is substituted for such six-month period in determining whether a termination of employment or service shall be deemed to have occurred. A termination of employment or service with the Corporation or an Affiliate to accept immediate reemployment or return to service with the Corporation or an Affiliate likewise shall not be deemed to be a termination of employment or service for purposes of the Plan. Notwithstanding anything in the Plan to the contrary, a termination of employment or service with respect to any Awards that are required to meet the requirements of Section 409A of the Code and the regulations thereunder shall not be deemed to be a termination of employment or service for purposes of the Plan if it is anticipated that the level of bona fide services the Participant would perform after such date would continue at a rate equal to more than 20 percent (20%) of the average level of bona fide services performed over the immediately preceding 36-month period (or the full period of services to the Corporation or an Affiliate if the Participant has been providing such services less than 36 months).

C-10▲2025 Notice and Proxy Statement

APPENDIX C
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(d)
If any amounts payable under the Plan would constitute a parachute payment under Section 280G(b)(2) of the Code then such amounts shall be reduced to the extent necessary to provide the Participant with the greatest aggregate net after tax receipt as determined by the Committee or by applying the procedures, if any, set forth in Committee Rules.

15.
SHARES SUBJECT TO THE PLAN

(a)
The number of shares of Common Stock available with respect to all Awards that may be issued under the Plan shall not exceed 4,500,000 in the aggregate, plus a number of Shares (not to exceed 2,489,976) underlying awards outstanding as of the Effective Date under the Prior Plan that thereafter terminate or expire unexercised or are cancelled, forfeited or lapse for any reason, in each case subject to the adjustment provision set forth in Section 16 hereof. The maximum number of shares of Common Stock that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 4,500,000. From and after the Effective Date, no further awards shall be granted under the Prior Plan and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.

(b)
Shares covered by an Award shall be subtracted from the Plan share reserve as of the grant date, but shall be added back to the Plan share reserve in accordance with this subsection 15(b).

(i)
To the extent that all or a portion of an Award is canceled, terminates, expires, is forfeited or lapses for any reason, including by reason of failure to meet time-based and/or performance-based vesting requirements, any unissued or forfeited shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(ii)
Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(iii)
The full number of shares subject to an Option shall count against the number of shares remaining available for issuance pursuant to Awards made under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering shares to the Corporation (by either actual delivery or attestation).

(iv)
The full number of shares subject to a SAR that is settled in shares shall count against the number of shares remaining available for issuance pursuant to Awards made under the Plan (rather than the net number of shares actually delivered upon exercise).

(v)
Shares withheld from an Award to satisfy tax withholding requirements shall count against the number of shares remaining available for issuance pursuant to Awards granted under the Plan, and shares delivered by a participant to satisfy tax withholding requirements shall not be added to the Plan share reserve.

(vi)
Shares repurchased by the Corporation on the open market with the proceeds of an Option exercise shall not be added to the Plan share reserve.

(vii)
Substitute Awards granted pursuant to Section 17 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under subsection 15(a).

(viii)
Subject to applicable Exchange requirements, shares available under a stockholder-approved plan of a company acquired by the Corporation (as appropriately adjusted to shares of Corporation Common Stock to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Corporation or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in subsection 15(a).

(c)
The shares of Common Stock subject to the Plan may consist in whole or in part of authorized but unissued shares or of treasury shares, as the Board may from time to time determine.

16.
CHANGES IN CAPITALIZATION

a.
In the event there are any changes in the Common Stock or the capitalization of the Corporation through a corporate transaction, such as any merger, any acquisition through the issuance of

2025 Notice and Proxy Statement▲C-11

APPENDIX C
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capital stock of the Corporation, any consolidation, combination, or exchange of shares, any separation of the Corporation (including a spin-off, split-up or other distribution of stock of the Corporation), any reorganization of the Corporation (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation by the Corporation, recapitalization, stock dividend, stock split, extraordinary cash dividend or other change in the corporate structure, appropriate adjustments and changes shall be made by the Committee, to the extent necessary to preserve the benefit to the Participant contemplated hereby, to reflect such changes in (a) the maximum number of shares subject to the Plan, (b) the number of shares and the Option Price per share of all shares of Common Stock subject to outstanding Options, (c) the number of shares and the Grant Price per share of all shares of Common Stock subject to outstanding SARs, (d) the maximum number of shares of Common Stock covered by Awards which may be granted by the special committee within any calendar year period, (e) the number of Restricted Shares, Restricted Share Units, Performance Awards and Other Stock-Based Awards awarded to Participants, and (f) such other provisions of the Plan and individual Awards as may be necessary and equitable to carry out the foregoing purposes. For avoidance of doubt, with respect to any “equity restructuring” event that could result in an additional compensation expense pursuant to the provisions of FASB ASC Topic 718 if adjustments to Awards with respect to such event were discretionary, the Committee shall equitably adjust the number and type of shares covered by each outstanding Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such event, and will adjust the number and type of shares (or other securities or property) with respect to which Awards may be granted under the Plan after such event.
b.
Upon the occurrence or in anticipation of any corporate event or transaction involving the Corporation (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in subsection 16(b)), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than shares of Common Stock, (ii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iii) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying Common Stock, as of a specified date associated with the transaction (or the per-share transaction price), over the Option Price or Grant Price of the Award, (iv) that performance targets and performance periods for Performance Awards will be modified, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

17.
SUBSTITUTE AWARDS

The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Corporation or an Affiliate as a result a merger or consolidation of the former employing entity with the Corporation or an Affiliate or the acquisition by the Corporation or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.
18.
EFFECT ON OTHER PLANS

All payments and benefits under the Plan shall constitute special compensation and shall not affect the level of benefits provided to or received by any Participant (or the Participant’s estate or beneficiaries) as part of any employee benefit plan of the Corporation or an Affiliate. The Plan shall not be construed to affect in any way a Participant’s rights and obligations under any other plan maintained by the Corporation or an Affiliate on behalf of employees.
19.
TERM OF THE PLAN

Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the Effective Date or, if the stockholders approve an amendment to the Plan that increases the number of shares of Common Stock subject to the Plan, the tenth anniversary of the date of such approval. No Award may be granted or awarded after the termination date of the Plan, but Awards theretofore granted or awarded shall continue in force beyond that date pursuant to their terms.
C-12▲2025 Notice and Proxy Statement

APPENDIX C
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20.
GENERAL PROVISIONS

(a)
No Right of Continued Service. Neither the establishment of the Plan nor the payment of any benefits hereunder nor any action of the Corporation, its Affiliates, the Board of Directors of the Corporation or its Affiliates, or the Committee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Corporation or its Affiliates, and the Corporation and its Affiliates expressly reserve the right to discharge any Participant without liability to the Corporation, its Affiliates, the Board of Directors of the Corporation or its Affiliates or the Committee, except as to any rights which may be expressly conferred upon a Participant under the Plan.

(b)
Binding Effect. Any decision made or action taken by the Corporation, the Board or by the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all persons. Notwithstanding anything in Section 3 to the contrary, the Committee may determine in its sole discretion whether a termination of employment or service for purposes of the Plan is caused by disability, retirement or for other reasons.

(c)
Modification of Awards. Subject to Section 13, The Committee may in its sole and absolute discretion, by written notice to a Participant, (i) accelerate the exercisability or vesting of any Options or SARs granted under the Plan; (ii) accelerate the Restricted Period with respect to the Restricted Shares, Restricted Share Units, Performance Awards and Other Stock-Based Awards granted under the Plan, (iii) subject any Performance-Based Award or any other Award subject to Performance Goals to any policy adopted by the Corporation relating to the recovery of such Award to the extent it is determined that the Performance Goals were not actually achieved and/or (iv) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Stock, other securities or other Awards, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended. Provided however, that any Restricted Share Units, Performance Awards and Other Stock-Based Awards that are required to meet the requirements of Section 409A of the Code and the regulations thereunder shall be settled in a manner that complies with Section 409A of the Code and the regulations thereunder. Except as provided in this subsection and in subsection 20(d) no amendment, suspension, or termination of the Plan or any Awards under the Plan shall, without the consent of the Participant, adversely alter or change any of the rights or obligations under any Awards or other rights previously granted the Participant.

(d)
Nonresident Aliens. In the case of any Award granted to a Participant who is not a resident of the United States or who is employed by an Affiliate other than an Affiliate that is incorporated, or whose place of business is, in a State of the United States, the Committee may (i) waive or alter the terms and conditions of any Awards to the extent that such action is necessary to conform such Award to applicable foreign law, (ii) determine which Participants, countries and Affiliates are eligible to participate in the Plan, (iii) modify the terms and conditions of any Awards granted to Participants who are employed outside the United States, (iv) establish subplans, each of which shall be attached as an appendix hereto, modify Option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable, and (v) take any action, either before or after the Award is made, which is deemed advisable to obtain approval of such Award by an appropriate governmental entity; provided, however, that no action may be taken hereunder if such action would (i) materially increase any benefits accruing to any Participants under the Plan, (ii) increase the number of shares of Common Stock which may be issued under the Plan, (iii) modify the requirements for eligibility to participate in the Plan, or (iv) result in a failure to comply with applicable provisions of the Securities Act of 1933, the Exchange Act or the Code.

(e)
No Segregation of Cash or Stock. The Restricted Share Unit accounts established for Participants are merely a bookkeeping convenience and neither the Corporation nor its Affiliates shall be required to segregate any cash or stock which may at any time be represented by Awards. Nor shall anything provided herein be construed as providing for such segregation. Neither the Corporation, its Affiliates, the Board nor the Committee shall, by any provisions of the Plan, be deemed to be a trustee of any property, and the liability of the Corporation or its Affiliates to any Participant pursuant to the Plan shall be those of a debtor pursuant to such contract obligations

2025 Notice and Proxy Statement▲C-13

APPENDIX C
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as are created by the Plan, and no such obligation of the Corporation or its Affiliates shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation or its Affiliates.
(f)
Non-transferability. During the Participant’s lifetime, Options and SARs shall be exercisable only by such Participant. Awards shall not be transferable other than by will or the laws of descent and distribution upon the Participant’s death. Notwithstanding anything in this subsection 20(f) to the contrary, the Committee may grant to designated Participants the right to transfer Awards, to the extent allowed under Rule 16b-3 of the Exchange Act, subject to the terms and conditions of the Committee Rules. Except as otherwise provided in the Plan, no benefit payable under or interest in the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of any Participant or beneficiary.

(g)
Delaware Law to Govern. All questions pertaining to the construction, interpretation, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Delaware.

(h)
Purchase of Common Stock. The Corporation and its Affiliates may purchase from time to time shares of Common Stock in such amounts as they may determine for purposes of the Plan. The Corporation and its Affiliates shall have no obligation to retain, and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of Common Stock purchased pursuant to this paragraph.

(i)
Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of Options shall be used for general corporate purposes.

(j)
Withholding. The Committee shall require the withholding of all taxes as required by law. In the case of exercise of an Option or payments of Awards whether in cash or in shares of Common Stock or other securities, withholding shall be as required by law and the procedures, if any, set forth in the Committee Rules.

(k)
Amendments. The Committee may at any time amend, suspend, or discontinue the Plan or alter or amend any or all Awards and Award Agreements under the Plan to the extent (1) permitted by law, (2) permitted by the rules of any stock exchange on which the Common Stock or any other security of the Corporation is listed, and (3) permitted under applicable provisions of the Securities Act of 1933, as amended, the Exchange Act (including Rule 16b-3 thereof); provided, however, that if any of the foregoing requires the approval by stockholders of any such amendment, suspension or discontinuance, then the Committee may take such action subject to the approval of the stockholders. Except as provided in subsections 21(c) and 21(d) no such amendment, suspension, or termination of the Plan shall, without the consent of the Participant, adversely alter or change any of the rights or obligations under any Awards or other rights previously granted the Participant.

(l)
Section 409A of the Code.

a.
General. To the extent that any Award is subject to Section 409A of the Code, such Award and the Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. Such Award shall be paid in a manner that will comply with Section 409A of the Code, including the final treasury regulations or any other official guidance issued by the Secretary of the Treasury or the Internal Revenue Service with respect thereto. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Corporation, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

b.
Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, if any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred

C-14▲2025 Notice and Proxy Statement

APPENDIX C
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Compensation”) would otherwise be payable or distributable under this Plan or any Award Agreement by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes): (a) the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and (b) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.
For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder, provided, however, that, as permitted in such final regulations, the Corporation’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Corporation, including this Plan.
(m)
Installment Payments. If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(n)
Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant.

2025 Notice and Proxy Statement▲C-15

SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 23, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 23, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage pre-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your mailed proxy to be voted at the meeting, it must be received by the company at the address set forth in the proxy statement by the close of business on April 23, 2025. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V63502-P25347 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AVANOS MEDICAL, INC. The Board of Directors recommenda vote FOR the nominees in Proposal 1 and FOR Proposals 2, 3 and 4. 1. Election of Directors (to serve until the 2026 Annual Meeting). Nominees: For Withhold 1a. Gary D. Blackford 1b. Dr. Lisa Egbuonu-Davis1c. Indrani L. Franchini 1d. Patrick J. O'Leary1e. Dr. Julie Shimer For Against Abstain 2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2025. 3. Advisory vote to approve named executive officer compensation. 4. Approval of an amendment to the Company's 2021 Long Term Incentive Plan to increase the number of shares reserved for issuance thereunder by 2,250,000 shares. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such.Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by anauthorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Dates

Avanos Medical, Inc. 2025 Annual Meeting of Stockholders April 24, 2025 9:00 a.m. Eastern Time 5405 Windward Parkway Alpharetta, GA 30004 Upon arrival, please present this admission ticket and photo identification at the registration desk Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting: The Combined Proxy Statement/2024 Annual Report is available at www.proxyvote.com V63503-P25347 Proxy — Avanos Medical, Inc. Notice of 2025 Annual Meeting of Stockholders. Proxy Solicited by the Board of Directors for the 2025 Annual Meeting of Stockholders – April 24, 2025. Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders, to be held on April 24, 2025. The Avanos Medical, Inc. Combined Proxy Statement/2024 Annual Report and this proxy card are available at www.proxyvote.com. Michael Greiner, Warren Machan and Mojirade James, or any of them, with full power of substitution to each, are hereby appointed proxies and are authorized to vote, as specified on the reverse side of this card, all shares of common stock that the undersigned is entitled to vote at the 2025 Annual Meeting of Stockholders of Avanos Medical, Inc., to be held on April 24, 2025 at 9:00 a.m. Eastern Time and at any postponement or adjournment thereof. The undersigned hereby revokes any other proxy previously executed by the undersigned for the 2025 Annual Meeting of Stockholders and acknowledges receipt of the Notice of the 2025 Annual Meeting of Stockholders and the proxy statement relating thereto. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or at any postponement or adjournment thereof. IF YOU RETURN THIS PROXY AND NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. IF YOU PREFER TO VOTE SEPARATELY ON INDIVIDUAL PROPOSALS, YOU MAY DO SO BY MARKING THE APPROPRIATE BOXES AND SIGNING AND DATING ON THE REVERSE SIDE. This proxy, when properly executed, will be voted as you direct on the reverse side. Please date, sign and return this proxy/voting instruction card promptly. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, PLEASE RETURN THIS CARD IN THE POSTAGE PRE-PAID ENVELOPE PROVIDED. (Items to be voted on appear on reverse side.)